                                                                   Exhibit 10.48












                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                         HOMECOM COMMUNICATIONS, INC.,
                    FIMI SECURITIES ACQUISITION CORP., INC.
                          ATF ACQUISITION CORP., INC.

                                      AND

            DANIEL A. DELITY, JAMES WM. ELLSWORTH AND DAVID B. FRANK



                          AS OF NOVEMBER 6, 1998

                                TABLE OF CONTENTS

ARTICLE I.     THE MERGER AND RELATED MATTERS..............................

ARTICLE II.    CONVERSION OF SHARES........................................

ARTICLE III.   REPRESENTATIONS, WARRANTIES AND
COVENANTS OF SELLER........................................................

ARTICLE IV.    REPRESENTATIONS, WARRANTIES AND
COVENANTS OF BUYER.........................................................

ARTICLE V.     COVENANTS OF SELLER.........................................

ARTICLE VI.    COVENANTS OF BUYER..........................................

ARTICLE VII.   CLOSING.....................................................

ARTICLE VIII.  POST-CLOSING OBLIGATIONS....................................

ARTICLE IX.    INDEMNIFICATION; DUE DILIGENCE; CONFIDENTIALITY.............

ARTICLE X.     MISCELLANEOUS...............................................

                       SCHEDULE OF SCHEDULES AND EXHIBITS

SCHEDULE 1.1

SCHEDULE 2.1

SCHEDULE 2.2

SCHEDULE 3.3

SCHEDULE 3.4

SCHEDULE 3.6

SCHEDULE 3.8

SCHEDULE 3.9

SCHEDULE 3.10

SCHEDULE 3.12

SCHEDULE 3.13

SCHEDULE 3.16

SCHEDULE 3.17

SCHEDULE 3.18

SCHEDULE 3.19

SCHEDULE 3.20

SCHEDULE 3.21

SCHEDULE 3.22

SCHEDULE 3.24

SCHEDULE 3.26

SCHEDULE 4.3

SCHEDULE 5.1(b)(vii)

SCHEDULE 7.1(a)(viii)

SCHEDULE 8.2

EXHIBIT "A"           -      ESCROW AND SECURITY AGREEMENT

EXHIBIT "B"           -      PROMISSORY NOTES

EXHIBIT "C"           -      STOCK PLEDGE AGREEMENT

EXHIBIT "D"           -      EMPLOYMENT AGREEMENTS

EXHIBIT "E"           -      NON-COMPETITION AGREEMENTS

EXHIBIT "F"           -      SELLER OPINION OF COUNSEL

EXHIBIT "G"           -      PREMIER LOAN AGREEMENT, SECURITY AGREEMENT AND
                             NOTE

EXHIBIT "H"           -      PREMIER LICENSING AGREEMENT

EXHIBIT "I"           -      PREMIER STOCK OPTION AGREEMENT AND IRREVOCABLE
                             PROXIES

EXHIBIT "J"           -      LETTER AGREEMENTS OF MESSRS. DELITY, ELLSWORTH &
                             FRANK

EXHIBIT "K"           -      FIMI LOAN AGREEMENT, SECURITY AGREEMENT AND NOTE

EXHIBIT "L"           -      FIMI LICENSING AGREEMENT

EXHIBIT "M"           -      FIMI STOCK OPTION AGREEMENT AND IRREVOCABLE PROXIES

EXHIBIT "N"           -      BUYER OPINION OF COUNSEL

EXHIBIT "O"           -      IRC ss.1445 COMPLIANCE

EXHIBIT "P"           -      LETTER AGREEMENT OF HARVEY SAX

EXHIBIT "Q"           -      AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
                             PREMIER AND FIMI SECURITIES

EXHIBIT "R"           -      AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIMI
                             AND FIMI SECURITIES

                          AGREEMENT AND PLAN OF MERGER


         This Agreement and Plan of Merger (the "Agreement") is made and entered into as of this __________ day of November, 1998, by and among HOMECOM COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), FIMI SECURITIES ACQUISITION CORP., INC. ("FSAC"), and ATF ACQUISITION CORP., INC. ("ATFAC"), each a wholly owned subsidiary of Parent, incorporated in Delaware (Parent, FSAC, and ATFAC are collectively referred to herein as "Buyer") and DANIEL A. DELITY, JAMES WM. ELLSWORTH and DAVID B. FRANK (collectively, the "Seller").

                              W I T N E S S E T H

         A. Seller owns all of the issued and outstanding capital stock, equity interests, warrants or claims to ownership interests of any sort whatsoever (the "Shares") of First Institutional Marketing, Inc., an Oklahoma corporation ("FIMI"), Premier Financial Services, Inc. ("Premier"), FIMI Securities, Inc., a NASD registered broker/dealer formed under the laws of the state of Texas ("FIMI Securities"), and All Things Financial, Inc. ("ATFI"), a Florida corporation (FIMI, Premier, FIMI Securities and ATFI are collectively referred to herein as the "Company");

         B. Seller desires to sell and Buyer desires to acquire FIMI Securities and ATFI by merger of (i) FSAC into FIMI Securities and (ii) ATFAC into ATFI;

         C. Seller desires to sell and Buyer desires to acquire by way of option, as described herein, all of the shares of capital stock of Premier, and FIMI;

         D. Immediately following the Closing (as defined herein), FIMI Securities desires to acquire and each of Premier and FIMI desires to sell all of its assets used or held for use in its business pursuant to agreements and plans of reorganization;

         E. The parties hereto desire, but can provide no assurances, that the merger constitute a reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code, as amended, and the regulations thereunder (the "Code"); and

         F. Unless otherwise defined herein, definitions of capitalized terms are set forth in Schedule 1.1 attached hereto.

         NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                         THE MERGER AND RELATED MATTERS

         1.1 The Merger. At the Effective Time and subject to the terms and conditions of this Agreement and in accordance with the Delaware Corporation Law, the Oklahoma Business Corporation Act, the Texas Business Corporation Code, and the Florida Business Corporation Act, as applicable, the Merger shall have the effect set forth herein and in Section 259 of the Delaware Corporation Law, and the Florida Business Corporation Act.

                  a)       FIMI Securities Merger

                           (i)      FSAC shall be merged with and into FIMI
                                    Securities;

                           (ii)     the separate existence of FSAC shall cease;
                                    and

                           (iii) FIMI Securities shall continue as the surviving corporation.

                  b)       ATFI Merger

                           (i)      ATFAC shall be merged with and into ATFI;

                           (ii)     the separate existence of ATFAC shall
                                    cease; and

                           (iii)    ATFI shall continue as the surviving
                                    corporation.

         1.2 Effective Time of Merger. The Merger shall become effective at the Effective Time.

         1.3 Certificate of Incorporation; By-laws. The Certificate of Incorporation and By-laws of each of the Companies comprising the Company, as in effect immediately prior to the Effective Time, shall become the Certificate of Incorporation and By-laws of the Surviving Corporations.

         1.4 Taking of Necessary Action; Further Action. The Buyer and Seller, respectively, shall take all such further action as may be reasonably necessary or appropriate in order to effectuate the transactions contemplated herein. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the surviving corporations with full right, title, and possession of all assets, properties, rights, privileges, powers and franchises of the Buyer or Seller, the officers and directors of such corporations are fully authorized in the name of the respective corporations or otherwise to take, and shall take, all such lawful or necessary action.

                                   ARTICLE II

                              CONVERSION OF SHARES

         2.1 Exchange of Shares. In accordance with the terms and conditions hereof, at the Closing hereinafter specified, (i) Seller shall exchange all of the Shares of FIMI Securities and ATFI upon surrender to Parent of the certificates representing all of the Shares for shares of Parent Common Stock, as shown in Schedule 2.1, adjusted as provided in Paragraph 2.7 and payable as provided in Paragraph 2.2 (the "Merger Price") and (ii) immediately following the Closing previously described in this Paragraph 2.1, Premier and FIMI each shall exchange all of its assets used or held for use in its business for shares of Parent Company Common Stock (collectively, the "Asset Sale Price") as shown on Schedule 2.1 (collectively, the "Asset Sale Shares"). The total number of shares of Parent Common Stock to be delivered pursuant to (i) and (ii) above shall be equal to 1,252,174 (the "Total Transaction Shares") as allocated among each corporation comprising the Company by Seller at Closing as shown on
Schedule 2.1.

         2.2 Payment of Merger Price and Asset Sale Price. The Merger Price and Asset Sale Price shall be paid to the Seller in common stock of Parent, par value $.0001 per share, (the "Parent Common Stock") having a value equal to the Merger Price and Asset Sale Price and warrants to purchase common stock of Buyer (the "Merger Price Warrants") in such amounts as shown on
Schedule 2.2. The per share value of the Parent Common Stock delivered to Seller in payment of the Merger Price and to each of Premier and FIMI in payment of the Asset Sale Price shall be $2.875 per share (the "Per Share Value"). All Parent Common Stock delivered to Seller pursuant to this Agreement in payment of the Merger Price shall be solely the property of Seller and Seller shall have full disposition and voting powers with respect thereto, subject to the limitations described herein. All Parent Common Stock delivered to each of Premier and FIMI in payment of the Asset Sale Price shall be solely the property of each of Premier and FIMI, respectively, and such entities shall have full disposition and voting powers with respect thereto, subject to the limitations described herein.

         2.3 Registration of Parent Common Stock. Fifty (50%) percent of the Total Transaction Shares to be delivered at the Closings as described hereunder in accordance with Paragraph 2.2 (the "Registered Shares") shall be registered with the United States Securities and Exchange Commission

(the "SEC") pursuant to a registration statement to be filed by the Parent under the Securities Act of 1933, as amended (the "Securities Act"), no later than thirty (30) days of the date hereof on Form S-3 or other form as permitted by law (the "Registration Statement"). The Parent shall be under no obligation to register the remaining fifty (50%) percent of the Total Transaction Shares of the Parent Common Stock with the SEC to be delivered at the Closings in accordance with Paragraph 2.2 (the "Unregistered Shares").

         2.4      Restriction on Sale of Parent Common Stock.

                  (a) Seller hereby covenants and agrees to sell no more than fifty (50%) percent of the Registered Shares (the "First Gated Shares") during the ninety (90) day period following Closing. Seller further covenants and agrees to limit sales of the First Gated Shares, on a cumulative basis, to no more than one-third of the First Gated Shares in each of the first three thirty day periods following the Closing; provided, however, that in the event the common stock of the Parent shall have traded above $4.813 per share on each of the five trading days prior to any single sale of the First Gated Shares, no such 90-day restriction shall apply to the First Gated Shares if such sale is made at a per share price of $4.813 or greater.

                  (b) As to the remaining fifty (50%) percent of the Registered Shares (the "Second Gated Shares"), Seller hereby covenants and agrees to sell no such shares until after ninety (90) days following the Closing and thereafter to limit sales of the Second Gated Shares on a cumulative basis, to no more than one-sixth of the Second Gated Shares in each of the following six months; provided, however, that in the event the common stock of the Buyer shall have traded above $10.00 per share for the five (5) trading days immediately preceding any such single sale, no such restriction shall apply to the Second Gated Shares if such sale is made at a per share price of $10.00 per share or greater.

                  (c) Fifty (50%) percent of the Unregistered Shares (the "Third Gated Shares") may be sold by Seller in accordance with SEC Rule 144 promulgated under the Securities Act of 1933, as amended (the "1933 Act") and applicable law.

                  (d) Seller hereby further covenants and agrees that the remaining fifty (50%) percent of the Unregistered Shares (the "Fourth Gated Shares") shall be held by Seller and not sold or transferred by Seller, in whole or in part, at any time during the two year period immediately following the Closing Date.

                  (e) Notwithstanding any other provision hereof except the provision of Paragraph 2.5, Seller shall be under no contractual restrictions with respect to the sale of any of the Registered Shares or the Unregistered Shares in the event that (i) Parent shall be subject to a bona fide tender offer or bona fide merger proposal or other Change of Control Event, (ii) Parent shall suffer a Materially Adverse Event, (iii) Parent shall fail to maintain the effectiveness of the Registration Statement covering the Registered Shares for a consecutive period of thirty (30) days or more (other than during Blackout Periods as defined below), or (iv) Parent shall fail to maintain the listing of Parent Common Stock on a national stock exchange or on the Nasdaq SmallCap Market. Notwithstanding anything contained in this Section 2.4(e), Parent shall be required to notify Seller of any of the happening of
(i), (ii), (iii), or (iv) herein and Parent shall have thirty (30) days to cure such event prior to the termination of any such contractual restrictions on resale of Parent Common Stock. As used in this Section 2.4(e) with respect to Buyer, Material Adverse Event shall mean an event which has resulted in a loss, liability, or damage in excess of $2,000,000 in the aggregate or a loss of any material license or agreement in each case which would materially and adversely affect the business of the Parent taken as a whole. As used herein, Blackout Period shall mean (i) such times when the Board of Directors of the Parent is in possession of material, non-public information involving the Company which would be required to be disclosed to the public before any member of the Board of Directors would be able to sell any equity securities of the Parent in reliance upon the antifraud provisions of the 1933 Act or (ii) such times when the Registration Statement can no longer be used because it requires updating due to material changes required to be made in the Registration Statement.

         2.5 Piggy-Back Registration Rights as to Unregistered Shares. If at any time prior to the expiration of two years from the Closing Date, Parent proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with the acquisition of any entity or business or securities to be issued in payment of compensation for services or in connection with stock options or other Plans, as defined in Paragraph 3.8), Parent shall promptly send to Seller (or its assignee or distributee) written notice of Parent's intention to file a Registration Statement and of Seller's rights under this Paragraph 2.5. If within twenty
(20) days after receipt of such notice, a Seller, or an assignee or distributee of Seller, shall so request in writing, Parent shall include in such Registration Statement all or any part of the Unregistered Shares (excluding the Fourth Gated Shares) such person requests to be registered, subject to the priorities and limitations set forth herein. If an offering in connection with which Seller has registration rights under this paragraph is an underwritten offering, then any Unregistered Shares included in such Registration Statement shall, unless otherwise agreed to by Parent, be offered and sold using the same underwriter or underwriters and on the same terms and conditions as other shares of Parent Common Stock included in such underwritten offering. If the registration is to be an underwritten public offering for the account of Parent and the managing underwriter(s) advise Parent in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of Shares of Parent Common Stock which may be included in the Registration Statement (the "Registration Limit") is necessary to facilitate and not adversely affect the proposed offering, then Parent may impose the Registration Limit on the offering and shall include securities in such Registration Statement up to the Registration Limit in the following priority: (i) first, up to the full number of securities Parent proposes to sell for its own account, (ii) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (iii) third, the securities requested to be registered by other holders of securities (including Seller and its assignees or distributees) entitled to participate in the registration pro rata based on the number each has requested to be included in such registration.

         2.6 Escrow. Five (5%) percent of the Total Transaction Shares in the form of Fourth Gated Shares (the"Escrowed Fourth Gated Shares"), shall be placed in escrow (the "Escrow") at Closing (the "Escrowed Shares") in accordance with the term of an escrow agreement and related stock pledge agreement (collectively, the "Escrow Agreement") substantially in the form attached hereto as Exhibit "A." The Escrow Agreement shall provide that Escrowed Shares shall be released and returned to Parent (on behalf of Buyer) from the Escrow in payment or partial payment of the Indemnity Amount (as defined in Paragraph 9.4) due from Seller to Buyer under the indemnities provided in Paragraph 9.1 of this Agreement. Each of the Escrowed Shares released to Parent shall be deemed to have a value equal to the average of the closing sale price of the Parent Common Stock as reported in The Wall Street Journal or other financial publication for the last five (5) trading days immediately preceding the date that the Escrowed Shares are released to the Parent in payment of the Indemnity Amount. The term of the Escrow shall be the longer of the two years immediately following the Closing Date or the time required to finally determine, by final, non-appealable court order or agreement of the parties, all indemnity claims timely asserted by Buyer. Upon the expiration of the Escrow, all Shares remaining therein shall be delivered by escrow agent to Seller free and clear of all liens, claims and encumbrances. In the event Buyer makes an indemnity claim against Seller pursuant to this Agreement, Buyer agrees to first seek to satisfy any such claim from the Escrowed Shares prior to seeking collection against any other assets of the Sellers. However, notwithstanding anything contained herein to the contrary, nothing shall prevent Buyer from seeking indemnification against the Sellers to the full extent provided in Section 9.4 herein in an amount exceeding the value of the Escrowed Shares to the extent that such claim exceeds the value of the Escrowed Shares.

         2.7 Adjustment to the Merger Price. In the event the Registration Statement does not become effective within sixty (60) days after the date of execution of this Agreement (the "Registration Penalty Date"), then Seller will be awarded a penalty fee which shall increase the amount of Parent Common Stock to be included in the Total Transaction Shares (based upon the per share value of Parent Common Stock calculated in accordance with Section 2.2 herein) by five (5%) percent for each full month following the Registration Penalty Date that the Registration Statement is not declared effective (pro-rated for partial months); provided, however, that no penalty shall accrue to the benefit of Seller should the effectiveness of the Registration Statement be delayed by the SEC through no fault of Parent.

         2.8 Closing. Each of the closings of the transactions provided for in this Agreement including any separate closing under the Stock Option Agreement referred to in Section 7.1(xxvii) and (xxxii) or the Premier Merger Agreement and FIMI Merger Agreement referred to in Sections 8.9 and 8.10, respectively, (the "Closing") shall take place at the offices of the attorneys for Parent in Atlanta, Georgia, on a mutually agreed date within five (5) business days following the parties determination that all conditions to their respective obligations hereunder (other than those requiring an exchange of a certificate, opinion, or other documents at the Closing or the taking of other action at, or concurrently with, the Closing) have been fulfilled, or such other time and place as the parties may mutually agree. In the event that at the Closing no conditions to the obligations of the parties hereto exist which have not been satisfied or waived, the parties shall (i) deliver to each other at Closing the certificates, opinions, and other documents required to be delivered at Closing under Article VI and (ii) at the Closing, or as soon as practicable thereafter, the Buyer shall cause the Merger to be consummated for each Company comprising the Company by making the following filings with:

         (a)      FIMI Securities Merger

                  (i) the Secretary of State of the State of Texas, a Certificate of Merger in such form as required by, and executed in accordance with the Texas Business Corporation Act;

                  (ii) the Secretary of State of the State of Delaware Articles of Merger in such form as required by and executed in accordance with the Delaware General Corporation Code;

         (b)      ATFI Merger

                  (i) the Secretary of State of the State of Florida, a Certificate of Merger in such form as required by, and executed in accordance with the Florida Business Corporation Act;

                  (ii) the Secretary of State of the State of Delaware Articles of Merger in such form as required by and executed in accordance with the Delaware General Corporation Code.

         The date upon which a Closing takes place shall, with respect to that transaction, be referred to as the "Closing Date."

                                  ARTICLE III

                          REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF SELLER

         Seller hereby jointly and severally represents, warrants and covenants to Buyer (subject to the limitations set forth in Section 9.4 herein) as set forth in this Article II. Such representations, warrants and covenants shall be true as of the date of this Agreement and as of the Closing Date.

         3.1      Status of Shares. With respect to the Shares:

                  (a) The Shares have been duly authorized, validly issued, and are fully paid and nonassessable;

                  (b) The Shares represent all of the issued capital stock in each of the companies comprising the Company;

                  (c) Seller owns both beneficially and of record, and has good and marketable title to, the Shares, free and clear of any mortgage, pledge, lien, encumbrance, security interest, restriction, charge or claim of any kind (collectively, the "Liens") and the Shares are not subject to any restrictions or limitations prohibiting or restricting transfer, (i) other than restrictions on transferability imposed generally on securities by federal or state securities laws, none of which will prevent the transactions contemplated hereby assuming the Regulatory Approvals referred to below in clause (d) are obtained, and (ii) other than the state insurance regulatory laws of the States of Texas and Oklahoma, and related regulations that restrict ownership or transfer of insurance agencies;

                  (d) Subject to the receipt of the consents, approvals, orders or authorizations of, or registrations, qualifications or filings with, governmental authorities and subject to state insurance regulatory laws of the States of Texas and Oklahoma and related regulations that restrict ownership or transfer of insurance agencies (the "Regulatory Approvals"), Seller has full right, power and authority to sell and transfer the Shares pursuant to this Agreement; and

                  (e) The certificates representing the Shares will at the Closing be genuine and, together with any supporting papers, will at such time be in such form as to enable Company to reflect on its stock transfer books immediately the transfer to Buyer of the shares of stock represented thereby.

         3.2 Authorization; Etc. Each Seller has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. Each Seller and each Company has taken all action required by law, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller enforceable in accordance with its terms, subject to general principles of equity and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws of general application relating to creditors' rights.

         3.3 Corporate Existence, Organization and Qualification of Company. Schedule 3.3 sets forth the number of authorized shares of capital stock, the number of outstanding shares of capital stock, the par value of such capital stock and the state of incorporation of each corporation included in the definition of Company. Each such corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, all of such corporations to extent required by applicable state law as a group have no state or local franchise taxes (not including taxes based on income, gross receipts or assets), fees or penalties due and unpaid, and each has full corporate power and authority to carry on the business as now conducted by it. Each such corporation is duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each of the jurisdictions indicated on Schedule 2.3 and there are no other jurisdictions in which the failure to so qualify or be licensed would have a materially adverse effect on each corporation included within the definition of Company. No such corporation has outstanding securities convertible into or exchangeable or exercisable for any shares of its capital stock, nor does it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock.

         3.4 Company Subsidiaries. Except as set forth in Schedule 3.4, none of the corporations included in the definition of Company has any subsidiaries.

         3.5 Partnerships. None of the corporations included within the definition of Company owns an interest, directly or indirectly, in any general limited partnership or limited liability company.

         3.6 No Violation. Except as set forth in Schedule 3.6 and subject to obtaining the Regulatory Approvals, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby:

                  (a) Violate any provision of the charter or Bylaws of any of the companies included in the definition of Company;

                  (b) Violate, are in conflict with, constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or require the consent or approval of any other person under, or cause or permit the acceleration of the maturity of, or excuse performance by any person of its obligations under or by any such person to terminate, any debt, obligation, contract, commitment or other agreement (i) to which Seller or any company included in the definition of Company is a party or by which either is bound, and (ii) which is material to the business, financial condition or operations of (y) Seller or
(z) any company included in the definition of any company included in the definition of Company;

                  (c) Result in the creation or imposition of any Lien upon any property or assets of Seller or any company included in the definition of Company under any debt, obligation, contract, commitment or other agreement to which either is a party or by which either is bound and which is material to the business, financial condition or operations of any Company included in the definition of Company; or

                  (d) Violate any material statute or law or any judgment, decree or order or material regulation or rule of any court or governmental authority or arbitration tribunal binding upon Seller or any company included in the definition of Company, or violate or result in the revocation, cancellation, suspension or adverse modification of any material franchise, license, permit or other governmental authorization or approval of any company included in the definition of Company. Notwithstanding the foregoing or any provision of this Agreement to the contrary, Seller makes no representation or warranty regarding the compliance of the transactions contemplated by this Agreement with the state insurance laws or related regulations of the States of Texas and Oklahoma relating to the ownership and transfer of insurance agencies and their licenses.

         3.7      Financial Statements.

                  (a) Seller has delivered to Buyer complete and correct copies of audited, combined financial statements for each corporation included within the definition of Company dated as of December 31, 1997, and 1996. Such audited financial statements, including the notes thereto, and schedules are referred to herein collectively as the "Financial Statements." The Financial Statements consist of (i) a statement of operations for the years ending December 31, 1997, and 1996, (ii) a statement of cash flows for the years ending December 31, 1997 and 1996, in each case presenting combined information with respect to each company included in the definition of Company. The Financial Statements (x) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated except as indicated thereon, (y) are in all material respects accurate and complete and present fairly the financial position of each corporation included within the definition of Company on a combined basis as of December 31, 1997 and 1996 and the results of operations and cash flows for the years ended December 31, 1997, and 1996, and (z) Seller has provided Buyer, upon the execution of this Agreement, with certificates of the chief financial officers of Company certifying that such is the case.

         3.8      Labor and Employment Contract Plans. Except as disclosed in
Schedule 3.8, each corporation included within the definition of Company is not a party to any (a) employment agreements, consulting agreements or similar arrangements which will survive the Closing, (b) profit-sharing, bonus, incentive compensation, deferred compensation, stock option or stock purchase plans, or other arrangements, agreements or plans providing for employee benefits (including but not limited to vacation, sick leave, medical, hospitalization, life insurance and other insurance plans, or related benefits) (collectively, the "Plans") under which employees of each corporation included within the definition of Company will continue to be eligible after Closing or which Plans are qualified under ERISA (as hereinafter defined) or (c) all collective bargaining or union contracts. Schedule 3.8 contains an accurate and complete list as of September 30, 1998, of the names and current salary or payment rates (expressed on an annual basis) of all persons (including independent commission agents) employed by or under contract with each corporation included within the definition of Company whose current rate of pay which, including any bonus or indirect compensation, if annualized, will result in such person earning an excess of $50,000 per year in 1997 or $36,000 or higher through September 30, 1998. There is no pending or, to Seller's or each corporation included within the definition of Company's knowledge, threatened labor dispute, strike, work stoppage, or union campaign against Company or threatening to affect in any materially adverse way Company's business or assets. Each corporation included in the definition of Company has complied in all material respects with all of its obligations under the arrangements, agreements and plans listed in Schedule 3.8 and with all applicable laws relating to the employment of labor, including without limitation all provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other similar taxes. There are no violations of such obligations or laws which are material to each corporation included in the definition of Company.

         3.9 ERISA. There are no "Pension Plans" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder ("ERISA"), which apply to each corporation included within the definition of Company which: (a) have not been operated in compliance with ERISA and IRC ss. 401 or ss. 501; (b) have, on a plan termination basis, any unfunded liabilities or any liabilities to the Pension Benefit Guaranty Corporation; or (c) have had any prohibited transactions under IRC ss. 4975 or ERISA ss. 406, any accumulated funding deficiencies (as defined in ERISA ss. 2302 or IRC ss. 412), reportable events (as defined in ERISA ss. 4043) or plan termination (as defined in Title 17 of ERISA or IRC ss. 411). Each corporation included within the definition of Company maintains no plans outside the United States. Except as set forth in
Schedule 3.9, each corporation included within the definition of Company does not maintain nor contribute to any employee welfare benefit plan, as such term is defined in ERISA, whether insured or otherwise, and each such welfare plan is in material compliance with the provisions of ERISA. Each corporation included within the definition of Company has never been obligated to contribute to any "multiemployer plan" or "multiple employer plan" (as such terms are defined in ERISA ss. 4001). Except as set forth in Schedule 3.9, no filing, application or other matter with respect to any of such plans is pending with the Internal Revenue Service, Pension Benefit Guaranty Corporation, United States Department of Labor or other governmental body, none of such plans has been terminated since September 1, 1974, neither the Pension Benefit Guaranty Corporation, nor any other person has taken any action to terminate any of such plans (and to the best of Seller's and each corporation included within the definition of Company's knowledge, there exists no basis for any such action) and no trustee has been appointed by any court or governmental body to administer any thereof.

         3.10     Litigation.

                  (a) Schedule 3.10 accurately identifies all actions or proceedings pending as of the date hereof against each corporation included within the definition of Company before any court, governmental body or arbitration tribunal other than proceedings disclosed on other schedules to this Agreement. Except as disclosed in Schedule 3.10, neither Seller nor each corporation included within the definition of Company has received prior to the date hereof written notice of the commencement or pendency of any governmental investigation of each corporation included within the definition of Company.

                  (b) Except for matters identified on Schedule 3.10, to the best of the knowledge of the Seller, there is, as of the date hereof, no action or proceeding pending, or to the knowledge of Seller or each corporation included within the definition of Company threatened, which questions the validity or legality of this Agreement or any action taken or to be taken pursuant hereto or the consummation of the transactions contemplated hereby or which, if adversely determined, would materially and adversely affect the business, financial condition or operations of any corporation included within the definition of Company.

                  (c) Seller shall give Buyer prompt written notice of the commencement of any action, proceeding or investigation involving any corporation included within the definition of Company after the date hereof that would be required to be described on Schedule 3.10 had such action, proceeding or investigation been open on the date hereof.

         3.11 Court Orders and Decrees. Each corporation included within the definition of Company is not in violation of any term of any material judgment, decree, injunction or order of any court, governmental agency or arbitration tribunal outstanding against it or by which it is bound. There is no such outstanding judgment, decree, injunction, or order which could reasonably be expected to have a material adverse effect upon the financial condition, operations or business of any corporation included within the definition of Company.

         3.12 Compliance with Instruments, Laws, Etc. Except as disclosed on Schedule 3.12, to the best of the knowledge of Seller, none of the corporations included within the definition of Company is in violation of and none has received any notice of violation which would have a material adverse effect on any of the corporations included within the definition of the Company of (a) any provision of its charter or Bylaws, or any agreement pertaining to indebtedness, (b) any material provision of any other obligation, contract, commitment, or other agreement or (c) any material federal or state law, regulation, rule or administrative order.

         3.13     Title to Properties; Encumbrances. Except as disclosed on
Schedule 3.13, each corporation included within the definition of Company has good title to all of the properties and assets (real, personal, and mixed, tangible and intangible) reflected on the Financial Statements or acquired since December 31, 1997, in each case free and clear of all Liens except (a) materialman's, mechanics', carriers', workers', repairman's, and other similar liens arising or incurred in the ordinary course of business or statutory landlord's liens under leases to which it is a party, provided that either the underlying obligation is not in default or such obligation or Lien is being contested in good faith and adequate reserves have been established for the payment or discharge of such Lien to the extent required by generally accepted accounting principles; (b) Liens disclosed in the Financial Statements; and (c) Liens for taxes not yet delinquent or the validity or amount of which are being contested in good faith; provided that adequate reserves have been established for the payment of such taxes to the extent required by generally accepted accounting principles. The rights, properties and assets of each corporation included within the definition of Company include all the rights, properties and assets necessary for each corporation included within the definition of Company to conduct its businesses in all material respects in the same manner as currently conducted.

         3.14 Inventory. Each corporation included within the definition of Company has no inventory.

         3.15 Technical Facilities. The technical facilities utilized by each corporation included within the definition of Company are in good operating condition, subject to normal wear and tear, are suitable for the purpose for which they are used and are adequate and sufficient for all of the current operations of each corporation included within the definition of Company.

         3.16     Status of Licenses.

                  (a) Each corporation included within the definition of Company has all state and federal licenses that are necessary for its business and operations including, without limitation, (i) a broker dealer license by FIMI Securities, Inc. with the SEC, and the National Association of Securities Dealers ("NASD"), (ii) state licenses to conduct business as an insurance agency in all of the states listed on Schedule 2.16, and (iii) individual insurance agent licenses for all of the states listed on Schedule 3.16 (the "Licenses"). Except as set forth in Schedule 3.16, all such Licenses are valid and in full force and effect and shall remain valid and in full force and effect for the benefit of Buyer at the Closing. All of the state and federal Licenses of any corporation included within the definition of the Company as utilized by any corporation included within the definition of the Company in its business and operations are set forth on Schedule 3.16. Except as disclosed thereon as of the Closing Date, the Licenses identified on Schedule 3.16 are in full force and effect and have not been suspended, modified in any material adverse respect, canceled or revoked, and any corporation included within the definition of the Company has operated and will continue from the date hereof to the Closing to operate in compliance with all material terms thereof or any renewals thereof.

                  (b) Except as identified on Schedule 3.16, all other material permits, concessions, grants, franchises and other governmental authorizations and approvals necessary for the conduct of the business of any corporation included within the definition of the Company as currently conducted have been duly obtained and are in full force and effect, have not been suspended, modified in any materially adverse respect, canceled or revoked, and any corporation included within the definition of the Company has operated and until Closing will continue to operate in compliance with all material terms thereof or any applicable renewals thereof.

                  (c) Except as described in Schedule 3.16, neither Seller nor each corporation included within the definition of Company has notice of and, to the best of Seller's and each corporation's, included within the definition of Company, knowledge, there is not pending, as of the date hereof, any application, petition, objection or other pleading with the governmental body having jurisdiction or authority over any part of the business or operations of any corporation included within the definition of the Company, which question the validity of or contests any License or which, if accepted or granted, would result in the revocation, cancellation, suspension or any materially adverse modification of any license, permit, concession, grant, franchise or other License of any corporation included within the definition of the Company.

                  (d) Seller shall give Buyer prompt written notice of the filing of any material application, petition, objection or other pleading from the date hereof to the Closing that would be required to be described on
Schedule 3.16 had such action occurred prior to the date hereof.

         3.17     Status of Leases and Agreements.

                  (a) Schedule 3.17 identifies completely and accurately each lease and other agreement for the use of property to which each corporation included within the definition of Company is a party; and

                  (b) Except as disclosed in Schedule 3.17, all leases and other agreements for the use of property by each corporation included within the definition of Company or by which it is bound, are in full force and effect and each corporation included within the definition of Company has not received any notice of termination or cancellation of any such lease or other agreement. There is no breach by each corporation included within the definition of Company of any such lease and other agreement which could result in the termination or cancellation thereof, or the imposition of damages against each corporation included within the definition of Company.

         3.18 Customer Agreements. Except as provided in Schedule 3.18, neither Seller nor each corporation included within the definition of Company knows of any current customers of each corporation included within the definition of Company which, when taken in aggregate, would constitute a material portion of Company's business (in excess of 15% of its business) which intend(s) to discontinue the use of any service provided by each corporation included within the definition of Company, including if the transactions contemplated hereby are consummated.

         3.19 Bank Accounts. Schedule 3.19 identifies all accounts and safety deposit boxes with banks or other financial institutions maintained by or on behalf of each corporation included within the definition of Company, together with the authorized signatories to such accounts.

         3.20      Patents, Trade Names, Trademarks, Licenses, Etc.

                  (a) Each corporation included within the definition of Company does not own and has not licensed or otherwise does not have the right to use any patents, trademarks, trade names, copyrights, technology, know-how and processes which are material to the conduct of its business as currently conducted.

                  (b) Schedule 3.20 accurately identifies all significant computer software for financial reporting, engineering functions and studies and inventory control, or used by each corporation included within the definition of Company, which each corporation included within the definition of Company will continue to have the right to use after the Closing.

                  (c) No claims have been asserted against each corporation included within the definition of Company by any person contesting the use by Company of the patents, trademarks, trade names, copyrights, technology, know-how or processes or challenging or questioning the validity or enforceability of any such license or other right to use of such patent, trademark, trade name, copyright, technology, know-how or processes, and to the best of Seller's knowledge, there is no valid basis for any such claim and the use of such patents, trademarks, trade names, copyrights, technology, know-how or processes by each corporation included within the definition of Company does not infringe on the rights of any person.

         3.21     No Undisclosed Liability. Except as disclosed in Schedule
3.21 or disclosed in the Financial Statements or the Closing Date Balance Sheet, each corporation included within the definition of Company has no liabilities, whether absolute, accrued, contingent or otherwise, whatsoever which are required under generally accepted accounting principles to be disclosed or reserved against in the Financial Statements or the Closing Date Balance Sheet.

         3.22     Taxes and Tax Returns.

                  (a) Except as set forth in Schedule 3.22, all federal, state, local, and foreign tax reports and returns with respect to taxable periods ending after December 31, 1994, required to be filed by or on behalf of any corporation included within the definition of the Company have been duly filed on a timely basis other than any such reports and returns for which there is no material monetary penalty for failure to file, and all taxes, including, without limitation, income, gross receipts, ad valorem, value added, turnover, sales, use, personal property (tangible and intangible), stamp leasing, lease, user, leasing, excise, franchise, transfer, fuel, excess profits, occupational (including without limitation, deposits required by law to be made with respect to withholding taxes for employees) and interest equalization, and other charges of federal, state, local at foreign taxing authorities, including all interest and penalties or late charges on the foregoing (the "Taxes") attributable to the periods covered by such reports and returns which Seller and each corporation included within the definition of Company believe in good faith to be due have been duly paid. Seller and any corporation included within the definition of the Company believe in good faith that all such reports and returns, insofar as they relate to any corporation included within the definition of the Company, have been prepared in accordance with all laws and regulations pertaining thereto.

                  (b) The reserves for taxes maintained by any corporation included within the definition of the Company, all of which constitute current liabilities, will be adequate under generally accepted accounting principles to cover the liability of such entities for all Taxes for all periods ending on or prior to the Closing Date.

                  (c) There are no tax Liens upon any property or assets of any corporation included within the definition of the Company other than Liens for Taxes not yet delinquent or the validity or amount of which are being contested in good faith and for the payment of which adequate reserves have been established to the extent required by generally accepted accounting principles.

                  (d) Schedule 3.22 sets forth the latest taxable period ending after December 31, 1994, for which the federal income tax returns of any corporation included within the definition of the Company or any affiliated group which includes Company have been examined by the Internal

Revenue Service (the "IRS") and the income taxes due as a result of such examination have been finally determined. Schedule 3.22 sets forth all proposed adjustments which have been raised in writing by the Internal Revenue Service in any examination in respect of any corporation included within the definition of the Company which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other tax period of any corporation included within the definition of the Company not so examined. Except to the extent set forth in Schedule 3.22:

                           (i) all deficiencies and assessments resulting from examination of federal, state and local tax returns and reports of any corporation included within the definition of the Company with respect to taxable periods ending after December 31, 1994, have been paid;

                           (ii) there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign to, return or report of any corporation included within the definition of the Company for any period; and

                           (iii) there are no agreements by Seller or any corporation included within the definition of the Company for the extension of the time for the assessment of any Taxes.

                  (e) Seller and any corporation included within the definition of the Company do not currently have, nor at any time after December 31, 1994, have had, in effect a tax sharing or similar tax allocation agreement among and between each other, other than:

                           (i)      an election to allocate consolidated
federal income tax liability pursuant to Reg. Sec. 1.1552l(a)(1) and Reg. Sec. 1.1502-33(d)(2)(ii);

                           (ii)     an allocation of federal, state and local
income and franchise taxes for financial statement purposes; and

                           (iii)    any election as to a tax sharing or similar
tax allocation method which is deemed to be made under any federal, state or local tax laws as a result of the filing of a combined or consolidated tax return.

                  (f) True copies of all federal income tax returns of any corporation included within the definition of the Company for all tax periods ending after December 31, 1994, have been heretofore delivered to Buyer.

         3.23 Insurance. Each corporation included within the definition of Company is covered as of the date hereof under insurance policies. The Company will continue to cover each corporation included within the definition of Company under such insurance policies in accordance with each corporation's, included within the definition of Company, normal business practice from the date hereof through the Closing Date.

         3.24     Contracts.

                  (a) Schedule 3.24 lists all written agreements, contracts and commitments of each corporation included within the definition of Company or by which each corporation included within the definition of Company is bound which (i) create indebtedness for money borrowed or any Liens, (ii)
(x) involve or may involve payments by or to each corporation included within the definition of Company of more than $50,000, and (y) cannot be terminated by each corporation included within the definition of Company without penalty upon notice of 60 days or less, or (iii) are material to the business, financial condition or operations of each corporation included within the definition of Company as a whole or which impose material restrictions or obligations (other than the payment of money) on Company in any case. To the best of Seller's and each corporation's, included within the definition of Company, knowledge, there are no oral agreements, contracts or commitments of Company or by which each corporation included within the definition of Company is bound in excess of $100,000 in the aggregate.

                  (b) Each of the agreements, contracts and commitments listed on Schedule 3.24 is valid and in full force and effect and (i) there is no material default thereunder or claim of default and (ii) there has not occurred any event which, with the passage of time or the giving of notice (or both), would constitute a default thereunder, in any case either on the part of each corporation included within the definition of Company or, to the best of Seller's and each corporation's, included within the definition of Company, knowledge, on the part of any other party thereto.

                  (c) Except as set forth on Schedule 3.24, there is no agreement, contract or commitment which limits the right of each corporation included within the definition of Company to engage in any business or compete with any person.

                  (d) Seller has delivered or made available to Buyer complete and correct copies of all written agreements, contracts and commitments identified on any Schedule to this Agreement, together with all written amendments thereto and waivers and consents with respect thereto.

         3.25 Full Disclosure. Except as disclosed in this Agreement, Seller and each corporation included within the definition of Company know of no fact existing relating to Seller or Company which Seller or Company has not disclosed to Buyer which has or will have a material adverse effect on the consummation by Seller and each corporation included within the definition of Company of the transactions contemplated hereby.

         3.26 Changes. Since December 31, 1997, each corporation included within the definition of Company has conducted its business only in the ordinary and usual course consistent with past business practice. Except as discussed in Schedule 3.26, it has done none of the acts described in subparagraph 5.1(b) to the extent that any such act amounts individually to in excess of $50,000.

         3.27 Certain Transactions. None of the officers, directors, or employees of the Company is presently a party to any transaction with each corporation included within the definition of Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or sales commission or fees to or from any officer, director, or such employee or, to the knowledge of the Seller, any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

         3.28     Financial Condition After Closing Date. Except as provided in
Section 3.25, Seller makes no representations or warranties with respect to the financial condition or results of operations of any corporation included within the definition of Company for any period after the Closing Date.

         3.29 Seller's Representations and Warranties. Seller knows of no fact which would cause any representation or warranty of Seller, any corporation included within the definition of Company or the Buyer contained in this Agreement to not be true and complete.

                                   ARTICLE IV

                          REPRESENTATIONS, WARRANTIES
                             AND COVENANTS OF BUYER

         Buyer hereby jointly and severally represents, warrants and covenants to Seller as set forth in this Article IV. Such representations, warranties and covenants shall be true as of the date of this Agreement and as of the Closing Date.

         4.1 Organization and Standing of Buyer. Each Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business and operations as currently conducted.

         4.2 Authorization, Etc. Buyer has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. Buyer has taken all action required by law, its Certificate of Incorporation, its Bylaws or otherwise to authorize the execution and delivery of this Agreement and the consummation of transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by duly authorized officers of Buyer and constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms, subject to general principles of equity and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws of general application relating to creditors' rights.

         4.3 No Violation. Except as set forth in Schedule 4.3 and subject to obtaining the Regulatory Approvals, neither the execution and delivery of this Agreement nor the consideration of the transactions contemplated hereby will:

                  (a) Violate any provision of the Certificate of Incorporation or Bylaws of Buyer;

                  (b) Violate, be in conflict with, constitute a default (or event which, with or without due notice or of time, or both, would constitute a default) under, or require the consent or approval of any other person under, or cause or permit the acceleration of the maturity of, any debt, obligation, contract, commitment or other agreement (i) to which Buyer is a party, and (ii) which is material to the business or financial condition of Buyer;

                  (c) Result in the creation or imposition of any Lien upon any property or assets of Buyer under any debt, obligation, contract, commitment other agreement to which Buyer is a party or by which Buyer is bound; or

                  (d) Violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority or arbitration tribunal binding upon Buyer.

         4.4 Investment Intent. Buyer is acquiring the Shares for its own account and not with a view to, or for resale in connection with, the distribution thereof.

         4.5 Qualified Transferee. Buyer is financially and legally qualified, and has the requisite financial, technical and business capabilities, and assuming the accuracy of Seller's representations, warranties, and covenants contained herein, to obtain all material Regulatory Approvals promptly and to operate the business of Company after the Closing. There are no claims, suits or other proceedings before any court, governmental agency or arbitration tribunal in which issues are raised which, if finally determined adversely to Buyer, would have the effect of impairing Buyer's ability promptly to obtain Regulatory Approvals, or to consummate the transactions contemplated by this Agreement.

         4.6 Litigation. There is on the date hereof no action or proceeding pending or, to Buyer's knowledge, threatened against or involving Buyer before any court, governmental agency or arbitration tribunal, which, if adversely determined, would materially and adversely affect the ability of Buyer to consummate the transactions provided for herein. Buyer is not in violation of any term of any judgment, decree, injunction or order outstanding against it or them, which violation would have a material and adverse effect on the ability of Buyer to consummate the transactions provided for herein. Buyer shall give Seller prompt written notice of the commencement of any action, proceeding or investigation involving Buyer after the date hereof that would, if adversely determined, materially and adversely affect the ability of Buyer to consummate the transactions provided for herein.

         4.7 Compliance with Instruments, Laws, Etc. To the best of the knowledge of Buyer, Buyer is not in violation of and has not received any notice of violation which would have a material adverse effect on (a) any provision of its charter or Bylaws, or any agreement pertaining to indebtedness, (b) any material provision of any other obligation, contract, commitment, or other agreement, or (c) any material federal or state law, regulation, rule or administrative order.

         4.8 SEC Documents. Since January 1, 1998, Parent has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). No information included in the SEC Documents when filed contained any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading.

         4.9 Buyer's Representations and Warranties. Buyer knows of no fact which would cause any representation or warranty of Buyer or Seller contained in this Agreement to not be true and complete.

         4.10 Full Disclosure. Except as disclosed in this Agreement, Buyer knows of no fact existing with respect to the Buyer which Buyer has not disclosed to Seller which has or will have a material adverse effect on the consummation of the transactions by Buyer contemplated hereby.

         4.11     Financial Condition After Closing Date. Except as provided in
Section 4.10, Buyer makes no representation or warranty with respect to the financial condition or results of operations of the Buyer after the Closing Date.

         4.12 No Plan to Sell Assets, Etc. Buyer has no plan or intention to sell or otherwise dispose of any of the assets of Company or the stock of Company acquired in the transactions contemplated herein, except for dispositions made in the ordinary course of business or transfers described in
Section 368(a)(2)(C) of the Code.

                                   ARTICLE V

                              COVENANTS OF SELLER

         5.1 Conduct of Business Pending Closing. From the date hereof and until Closing, Seller warrants and covenants that, pending and as a condition precedent to Closing, except otherwise consented to in writing by Buyer or as contemplated by this Agreement:

                  (a) It shall cause each corporation included within the definition of Company:

                           (i)      to conduct its business only in the
         ordinary and usual course consistent with reasonable business practice;

                           (ii) to use its best efforts to promote the business of each corporation included within the definition of Company and retain its customers, managers, employees, licensors and contractors; and

                           (iii) except for transactions in the ordinary and usual course of business consistent with reasonable business practice, and without being required to make any unusual expenditures or suffer any unusual losses, to use its best reasonable efforts:

                                    (w)      to keep the organization of its
                  business intact, to preserve and maintain its assets, and to preserve the goodwill of its suppliers, customers and others having business relations with it;

                                    (x)      to preserve the relationships and
                  goodwill between it and its employees and keep Buyer advised of any changes in personnel that would affect the long-term operations of each corporation included within the definition of Company;

                                    (y)      to continue to carry its existing
                  insurance, subject to variations in amounts required by the ordinary operations of its business and any increases mutually agreed upon by Seller and Buyer; and

                                    (z)      to comply with and perform the
                  leases and other agreements to which it is a party or by which it is bound.

                  (b) It shall not permit each corporation included within the definition of Company to:

                           (i) merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire, any business of any corporation, partnership, association or other business organization or division thereof;

                           (ii) vary significantly its business methods and practices with its present and prospective customers and subscribers, including but not limited to the price and terms upon which it offers its service except to the extent consistent with the ordinary and usual course of business;

                           (iii) except for transactions in the ordinary and usual course of business consistent with reasonable business practice;

                                    (y)      grant any increase in salaries
                  payable or to become payable or grant any bonus to any officer, employee, agent, or representative, or

                                    (z)      increase benefits payable to any
                  officer, employee, agent, or representative under any Plan of each corporation included within the definition of Company or any Subsidiary or by which Company, or any Subsidiary will be bound after Closing or create, become bound by or modify any such Plan.

                           (iv) enter into, become bound by or modify, or unless required by law, engage in any negotiations with respect to, any collective bargaining or union agreement or commitment;

                           (v) enter into any employment or consulting agreement or other such agreement not terminable by its terms without penalty or payment on thirty (30) days' or less notice after the Closing with any person;

                           (vi) declare, set aside, or pay any dividend or make any distribution in respect of its equity securities, except for monthly distributions of $7,500, made to cover salaries and a $500 monthly car allowance for each of David Frank, Jim Ellsworth, and Daniel Delity and monthly payments of $2,766 each to David Frank and Jim Ellsworth and

         $4,468 to Daniel Delity to satisfy the monthly obligations of the Sellers pursuant to those three certain promissory notes executed by each of Seller, effective as of May 1, 1998, in the original principal amount of $720,000 to Shelby Smith (the "Shelby Smith Notes") copies of which are attached hereto as "Schedule 4.1(b)(vii)";

                           (vii) purchase, redeem, or otherwise acquire any of its equity securities or reclassify, split up or otherwise dispose of any of such equity securities;

                           (viii)   issue, sell or otherwise dispose of any
         of its equity securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities except such sales or dispositions exclusively among each corporation included within the definition of Company and its Subsidiaries;

                           (ix) change its accounting method or treatment of any material item;

                           (x) pay any obligation or liability, fixed or contingent, other than current liabilities or the current portion of long-term liabilities;

                           (xi) enter into or become bound by any agreement or commitment having a term in excess of one year or obligating it to pay more than $50,000 in the aggregate under any such agreement or commitment;

                           (xii) enter into or become bound by any new or renewed lease agreements or commitments having an economic value in excess of $100,000 in aggregate;

                           (xiii) except in the ordinary and usual course of business consistent with reasonable business practice, waive or compromise any material right or claim;

                           (xiv) except in the ordinary and usual course of business consistent with reasonable business practice, cancel, without full payment, any note, loan, or other obligation owing to it;

                           (xv) except in the ordinary and usual course of business consistent with reasonable business practice, directly or indirectly modify, amend, cancel, or terminate any of the material leases, contracts or agreements to which it is a party, including but not limited to the partnership or joint venture commitments;

                           (xvi) amend, modify, or otherwise alter in any way the Articles of Incorporation or By-laws of any company comprising the Company; or

                           (xvii) enter into any agreement obligating it to do any of the foregoing prohibited acts.

                  (c) Seller will not transfer, sell, convey, assign, or otherwise encumber any of the Shares.

         5.2      [LEFT INTENTIONALLY BLANK]

         5.3 Access and Information. Upon reasonable notice, Seller will allow Buyer, its counsel, accountants, lenders, capital providers and other agents and representatives, (i) to have full access, during normal business hours, throughout the period prior to Closing to the employees, agents, representatives, affiliates, files, customers, suppliers, lenders, contracts, properties, books and records of each corporation included within the definition of Company, (ii) to discuss its affairs, finances and accounts with its officers and accountants, and (iii) to be furnished all such information concerning the business and affairs of Company as Buyer or its representatives may reasonably request.

         5.4 BancAssurance Holdings, Inc. Each corporation included within the definition of Company and Seller are in the exploration stage of a project to form a new entity or entities, tentatively called "BancAssurance Holdings, Inc." ("BancAssurance"), to engage in captive insurance business with financial institutions (the "BancAssurance Project"). Each corporation included within the definition of Company shall continue the diligent pursuit of the BancAssurance Project so as to maximize the benefit to each corporation included within the definition of Company of such project pending the Closing of the transaction contemplated by this Agreement. It is anticipated that upon consummation of any proposed transaction, each corporation included within the definition of Company may, alone or in combination with a financial institution or institutions and others, own any entity which is an outgrowth of the BancAssurance Project (the "BancAssurance Entity"). No interest in the BancAssurance Entity will be owned by Seller or by any affiliate of Company which is not included in the definition of Company and no such transactions or any binding written or oral agreement related to such project will be made by Seller or the Company without the prior written consent of Buyer. Each person constituting the Seller shall have the option to purchase up to five (5%) percent of the securities of BancAssurance owned by Buyer or its affiliates at an exercise price equal to such entities' GAAP basis in such securities in the event that (i) such securities are sold in a public or private offering by Buyer or (ii) BancAssurance consummates an initial public offering of its securities.

          5.5 Post-Closing Availability. Seller hereby agrees that, from time to time after Closing at Buyer's request and without further consideration, Seller will execute and deliver such other instruments of conveyance, assignment and transfer and take such other action as Buyer may require to more effectively convey, transfer to and vest in Buyer, and to put Buyer in possession of, the Shares purchased hereunder and otherwise to effect the consummation of the transactions contemplated hereby.

         5.6 Employment Agreements. Each Seller, i.e., Messrs. Delity, Ellsworth and Frank, shall enter into an employment agreement with Buyer and Company (the "Employment Agreement") for a three year term. Each Employment Agreement shall be substantially in the form attached hereto as Exhibit "D."

         5.7 Non-Competition Agreement. Seller shall enter into a Non-Competition Agreement with Buyer (the "Non-Competition Agreement") substantially in the form attached hereto as Exhibit "E."

         5.8 Best Reasonable Efforts. Seller shall use its best reasonable efforts to consummate the transactions contemplated by this Agreement and to obtain as quickly as practicable the approvals and consents necessary for such consummation.

         5.9 Notice to Customers. Subject to Paragraph 9.6, Seller shall, upon the request of Buyer, cooperate with and assist Buyer in informing customers of Company of the change in control of Company.

         5.10 Disclosure as to Representations and Warranties. Seller shall promptly inform Buyer in writing if at any time Seller or each corporation included within the definition of Company shall become aware of any fact which would cause any representation or warranty of Seller contained in this Agreement or in any certificate delivered pursuant hereto to not be true and complete as and as of such time.

         5.11 Compliance with Securities Laws. Seller agrees to comply with all applicable state and federal securities laws, rules, and regulations, as may be in effect from time to time with respect to their ownership, purchase or sale of Parent Common Stock.

                                   ARTICLE VI

                               COVENANTS OF BUYER

         6.1 Notice to Customers. Subject to Paragraph 9.7, Buyer shall cooperate with Seller in informing customers of each corporation included within the definition of Company of the change in control of each corporation included within the definition of Company.

         6.2 Registration Statement. Buyer shall prepare and file with the SEC the Registration Statement for 626,087 shares of the Parent Common Stock to be used to pay Seller the Merger Price. Buyer shall use reasonable diligence and effort to have the Registration Statement become effective within sixty
(60) days of the date hereof.

         6.3 Access and Information. Upon reasonable notice, Buyer will allow Seller, its counsel, accountants, lenders, capital providers and other agents and representatives, (i) to have full access, during normal business hours, throughout the period prior to Closing to the employees, agents, representatives, affiliates, files, customers, suppliers, lenders, contracts, properties, books and records of Company, (ii) to discuss its affairs, finances and accounts with its officers and accountants, and (iii) to be furnished all such information concerning the business and affairs of Company as Seller its representatives may reasonably request.

         6.4 Best Reasonable Efforts. Buyer shall use its best reasonable efforts to consummate the transactions contemplated by this Agreement and to obtain as quickly as practicable the approvals and consents necessary for such consummation.

         6.5 Disclosure as to Seller's Representations and Warranties. Buyer shall promptly inform Seller in writing if at any time Buyer shall become aware of any fact which would cause any representation or warranty of Buyer contained in this Agreement to not be true and complete at and as of such time.

         6.6 Post-Closing Availability. Buyer hereby agrees that, from time to time after Closing at Seller's request and without further consideration, Buyer will execute and deliver such other instruments of conveyance, assignment and transfer and take such other action as Seller may require to more effectively convey, transfer to and vest in Seller, and to put Seller in possession of, the Parent Common Stock purchased hereunder and otherwise to effect the consummation of the transactions contemplated hereby.

         6.7 Following the Closing, Buyer will continue the historic business of FSAC and ATF or use a significant portion of FSAC's and ATF's historic business assets in a business.

         6.8 Buyer will not take any action that would be inconsistent with, or fail to take any action that is reasonably necessary or appropriate to ensure, the qualification or treatment of the transactions contemplated herein as an A and C Reorganization as defined by Section 368 of the Code, including
Section 368(a)(1)(C).

                                  ARTICLE VII

                                    CLOSING

         7.1      Conditions Precedent to Closing.

                  (a) Buyer's obligation to close the purchase and sale of the Shares shall be subject to satisfaction of all of the conditions set forth in this subparagraph 7.1(a) (unless expressly waived in writing by it at, or any time prior to, Closing):

                           (i) The representations and warranties of Seller contained in this Agreement or in any certificate delivered pursuant hereto by or on behalf of Parent or Seller shall have been true and complete when made and shall also be true and complete at and as of the time of Closing (except for changes permitted under Section 5.1 of Article V).

                           (ii) Seller shall have caused all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing to be so performed or complied with.

                          (iii) Seller shall have delivered to Buyer a certificate, signed by each of Seller and dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in clauses (i) and (ii) of this subparagraph 7.1(a).

                           (iv) No action or proceeding shall have been instituted and remain pending by or before any court or other governmental body or arbitration tribunal seeking, and there shall not be in effect any injunction, order or decree of a court of competent jurisdiction the effect of which is, (x) to restrain or prohibit or to recover damages in respect of the transactions contemplated by this Agreement, (y) to revoke or suspend any material license, permit, order or approval, or (z) to question the validity or legality of this Agreement or any action taken or to be taken pursuant hereto or the consummation of the transactions contemplated hereby, and there shall be no such action or proceeding pending which, if adversely determined, would materially and adversely affect, or injunction, order or decree in effect which materially and adversely affects, the business, financial condition and operations of Company.

                           (v) Regulatory approvals from NASD Regulation, Inc. and the State Securities Board of the State of Texas ("Texas B.D. Approval") to the change in ownership of FIMI Securities, Inc. from Sellers to Buyer shall have been obtained and the termination of any required waiting period shall have occurred on terms reasonably satisfactory in all material respects to Buyer and Seller ("NASD Approval").

                           (vi) All lessors under leases and parties to agreements of Company, other than such leases and agreements which do not require consent for the consummation of the transactions contemplated by this Agreement, shall have consented to the consummation of the transactions contemplated hereby. At Closing, Seller shall deliver to Buyer copies of all consents referred to in the preceding sentence.

                           (vii) Seller shall have furnished Buyer with an opinion of counsel as to the status of Seller and each corporation included within the definition of Company and the transactions contemplated by this Agreement substantially in the form of Exhibit "F."

                           (viii)   Except as provided in Schedule 7.1(a)
         (viii), since December 31, 1997, there shall not have been any material adverse change in the business, financial condition or operations of each corporation included within the definition of Company.

                           (ix) All corporate proceedings in connection with the transactions contemplated by this Agreement, and all documents and instruments incident thereto, shall be reasonably satisfactory in all material respects in substance and form to Buyer.

                           (x) The Employment Agreements shall have been executed by Sellers, Messrs. Delity, Ellsworth and Frank, respectively.

                           (xi) The Non-Competition Agreements shall have been executed by Sellers, Messrs. Delity, Ellsworth, and Frank, respectively.

                           (xii) Stock certificates representing the Shares shall have been duly endorsed for transfer to Buyer, or accompanied by a proper and duly executed instrument of assignment to Buyer, and shall have all necessary stock transfer stamps attached.

                           (xiii) Resignations shall have been executed by all of the directors of each company constituting the Company (except for Messrs, Delity, Ellsworth, and Frank).

                           (xiv) The originals (to the extent reasonably available to Seller) or duplicates of all of the minute books, stock books and all other corporate and business records or documents of Company shall have been delivered or made available to Buyer;

                           (xv) Either an affidavit that Seller is not a foreign person (as provided in I.R.C. ss. 1445(b)(2)) or an affidavit of each corporation included within the definition of Company that complies with I.R.C. ss. 1445(b)(3) shall have been properly executed in the form attached hereto as Exhibit "O."

                           (xvi) All books and records of each corporation included within the definition of Company shall have been delivered or made available to Buyer at each corporation's, included within the definition of Company, corporate headquarters in Houston, Texas.

                           (xvii) The shareholders of Buyer shall have approved this Agreement at the Buyer's Annual Meeting of Shareholders in accordance with applicable law, and Messrs. Delity and Ellsworth shall have been appointed as directors of Parent.

                           (xviii) The Shelby Smith Promissory Notes shall have been paid in full and marked canceled by Shelby Smith.

                           (xix) The Shares shall have been released by Shelby Smith from that certain Security Agreement - Pledge, effective as of May 1, 1998, free and clear of any liens.

                           (xx) At Closing, Seller shall present its management internal accounting of the balance sheets and working capital of Company as of the month end just prior to the Closing Date (the "Closing Date Balance Sheet") and management's representation affirming such balance sheet. The Closing Date Balance Sheet shall fairly present the net worth and working capital of Company as of the date specified and the net worth and working capital of Company and shall not be less than as reflected on the December 31, 1997, balance sheets of Company.

                           (xxi)    Each Seller shall have executed his
         respective Closing Promissory Note to Buyer in an amount in the appropriate amount, which in the aggregate will not exceed $400,000.

                           (xxii) Seller shall have executed the Closing Stock Pledge Agreement and shall have pledged the Fourth Gated Shares Collateral pursuant thereto.

                           (xxiii) Each of FIMI Securities and ATF shall have filed an election with the IRS to have each Company within the definition of the Company elect to be taxed as a "C" corporation, in a form satisfactory to Buyer.

                           (xxiv) Each Company consisting of the Company and the respective Buyer merger partners shall have delivered the Certificates of Merger identified in Section 1.9 herein.

                           (xxv) Premier and FIMI Securities shall have executed that certain Loan Agreement, Security Agreement and Promissory Note, substantially in the form attached as Exhibit "G" hereto.

                           (xxvi) Premier and FIMI Securities shall have entered into that certain Licensing Agreement with Parent, substantially in the form attached as Exhibit "H" hereto.

                           (xxvii) Seller shall have entered into that Stock Option Agreement with Parent and shall have executed those Irrevocable Proxies relating to the capital stock of Premier, substantially in the form attached as Exhibit "I" hereto.

                           (xxviii) Each of Sellers have executed a commitment in the form attached hereto as Exhibit "J" to vote his Shares of Parent Common Stock to elect Mr. Harvey Sax as director of the Parent at the next annual meeting of shareholders of Parent at which Mr. Sax can stand for re-election and to so nominate Mr. Sax for re-election to the extent that they are directors of the Parent.

                           (xxix)   FIMI and FIMI Securities shall have
         executed that certain Loan Agreement, Security Agreement and Promissory Note, substantially in the form attached as Exhibit "K" hereto.

                           (xxx) FIMI and FIMI Securities shall have entered into that certain Licensing Agreement with Parent, substantially in the form attached as Exhibit "L" hereto.

                           (xxxi) Seller shall have entered into that Stock Option Agreement with Parent and shall have executed those Irrevocable Proxies relating to the capital stock of FIMI, substantially in the form attached as Exhibit "M" hereto.

                  (b) Seller's obligation to close the purchase and sale Of the Shares shall be subject to satisfaction of all of the conditions set forth in this subparagraph 7.1(b) (unless expressly waived in writing by it at, or any time prior to, Closing):

                           (i) The representations and warranties of Buyer contained in this Agreement or in any certificate delivered pursuant hereto by or on behalf of Buyer shall have been true and complete when made and shall also be true and complete at and as of the time of Closing.

                           (ii) Buyer shall have caused all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing to be so performed or complied with.

                           (iii) Buyer shall have delivered to Seller a certificate, signed by its chairman, president or a vice president, and dated as of the Closing Date, certifying as to the fulfillment of the conditions sat forth in clauses (i) and (ii) of this subparagraph 7.1(b).

                           (iv)     There shall not be in effect any
         injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of the sale of the Shares by Seller and no action or proceeding alleging that the consummation of the sale of the Shares by Seller violates or will violate any federal or state law, rule or regulation shall have been instituted by or before any court or governmental body to restrain or prohibit Seller from selling, or to recover damages from Seller in respect of the sale of the Shares, unless Buyer elects to fully indemnity and defend Seller in respect thereof.

                           (v) The Registration Statement shall been declared effective by the SEC and shall remain in effect with respect to the Registered Shares ("Registration Statement Effectiveness").

                           (vi) Regulatory approval from NASD Regulation, Inc. and the State of Texas to the change in ownership of FIMI Securities, Inc. from Sellers to Buyer of the transactions contemplated by this Agreement shall have been obtained and the termination of any required waiting period shall have occurred on terms reasonably satisfactory in all respects to Buyer and Sellers.

                           (vii) Buyer shall have furnished Seller with an opinion of counsel as to the status of Buyer and the transactions contemplated by this Agreement substantially in the form of Exhibit "N."

                           (viii) All corporate proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident thereto, shall be reasonably satisfactory in all material respects in substance and form to Seller.

                           (ix) Parent shall have furnished evidence to the reasonable satisfaction of Seller that Parent's assets include a minimum of $2,000,000 in cash or cash equivalent as of the Closing Date and that Parent Common Stock is currently listed and tradeable on a public exchange.

                           (x) Buyer shall have delivered the Buyer's Common Stock to Seller in such amounts as shown on Schedule 2.2 together with the Merger Price Warrants, subject to the contribution of the Escrowed Fourth Gated Shares pursuant to the Escrow Agreement and the Closing Stock Pledge Agreement.

                           (xi) The shareholders of Buyer shall have approved this Agreement at the Buyer's Annual Meeting of Shareholders in accordance with applicable law (the "Parent Shareholder Approval"), and Messrs. Delity and Ellsworth shall have been appointed as directors of Parent.

                           (xii) The Shelby Smith Promissory Notes shall have been paid in full and marked canceled by Shelby Smith.

                           (xiii) The Shares have been released by Shelby Smith from that certain Security Agreement - Pledge, effective as of May 1, 1998, free and clear of any Liens.

                           (xiv) Parent shall have loaned to Seller an aggregate of $400,000 to pay in full the Shelby Smith Notes pursuant to the Closing Promissory Notes.

                           (xv) Each Company consisting of the Company and the respective Buyer merger partners shall have delivered the Certificates of Merger identified in Section 1.9 herein.

                           (xvi) Premier and FIMI Securities shall have executed that certain Loan Agreement, Security Agreement and Promissory Note, substantially in the form attached as Exhibit "G" hereto.

                           (xvii) Premier and FIMI Securities shall have entered into that certain Licensing Agreement with Parent, substantially in the form attached as Exhibit "H" hereto.

                           (xviii) Seller shall have entered into that Stock Option Agreement with Parent and executed Irrevocable Proxies relating to the capital stock of Premier, substantially in the form attached as Exhibit "I" hereto.

                           (xix) Harvey Sax has executed a commitment, in the form attached hereto as Exhibit "P," to vote his shares of Parent Common Stock to elect Mr. Delity and Mr. Ellsworth as directors of the Parent at the next annual meeting of shareholders of Parent.

                           (xx)     FIMI and FIMI Securities shall have
         executed that certain Loan Agreement, Security Agreement and Promissory Note, substantially in the form attached as Exhibit "K" hereto.

                           (xxi) FIMI and FIMI Securities shall have entered into that certain Licensing Agreement with FIMI Securities, substantially in the form attached as Exhibit "L" hereto.

                           (xxii) Seller shall have entered into that Stock Option Agreement with Parent and shall have executed those Irrevocable Proxies relating to the capital stock of FIMI, substantially in the form attached as Exhibit "M" hereto.

                                  ARTICLE VIII

                            POST-CLOSING OBLIGATIONS

         8.1 Consolidated Financial Statements. Parent shall prepare consolidated financial statements of Company and Buyer as required by SEC rules and regulations.

         8.2 Subchapter S Corporation 1998 Taxes. Prior to the Closing Date, each of the companies comprising the Company shall distribute funds to Seller sufficient to pay the estimated federal income tax of Seller on the pro rata share of pass through income of each such company attributable to the period of Seller's ownership of Company during fiscal 1998. The amount of such distribution shall be calculated assuming a thirty-six (36%) percent effective tax rate and shall be reduced by any distributions made from Company to Seller (in excess of regular salary, expense reimbursements and any payments made in connection with regular monthly payments to each of Messrs. Delity, Frank and Ellsworth to satisfy the Shelby Smith Notes as described in Section 5.1 (b)(vii)) which are attributable to the period of Seller's ownership of Company during fiscal 1998. After the Closing, Buyer shall distribute to Seller any additional funds to pay any shortfall between the estimated tax and the actual tax as deferred at the end of 1998, in each case, and Seller shall distribute to Buyer any funds paid in excess of the actual taxes paid, as reasonably determined by the Parent and Seller.

         8.3 Cooperation. Following the Closing Date, Seller shall cooperate in the execution of any documents, and the taking of any actions which are reasonable and necessary to effectuate the transaction contemplated by this Agreement and the achievement of its intended objectives.

         8.4 Candidates' Board of Directors. Until all the Parent's Common Stock shall be freely tradeable by Sellers, Parent agrees that Messrs. Delity, Ellsworth, and Frank shall remain on the Board of Directors of each Company included with the definition of the Company as long as each such person remains employed by the Parent.

         8.5 Continuing Management. During the term of each of their respective employment agreements, Mr. Delity shall be President and CEO of each corporation included within the definition of Company, except for FIMI Securities, Inc. where he will be Vice President; Mr. Ellsworth shall be the Executive Vice President and CFO of each corporation included within the definition of Company; and Mr. Frank shall be their Executive Vice President and COO of each corporation included within the definition of Company, except for FIMI Security, Inc. where he will be President.

         8.6 Information Right. Seller shall have the right to receive monthly financial statements of the Parent (as and when prepared) and such other information as they may from time to time reasonably request (and at their expense). Seller agrees to keep such information confidential and not disclose it to third parties.

         8.7 Closing Balance Sheet. Seller and Buyer shall have sixty (60) days following Closing to review the Closing Date Balance Sheet and agree to adjustments to same, if and as appropriate. If Buyer and Seller cannot agree, then their respective accountants shall name a third independent accountant to review and finally determine any disputed adjustments.

         8.8 Seller's Personal Licenses. After the Closing, to the extent permitted by law and required by Buyer, Seller's personal Licenses to transact the business and operations of any corporation included within the definition of the Company shall be made available and shall be usable by or for the benefit of Buyer and/or any corporation included within the definition of the Company to continue the business of any corporation included within the definition of the Company without interruption at and after the Closing, and to the extent permitted by such applicable law shall remain in full force and effect and usable by or for the benefit of Buyer and/or any corporation included within the definition of the Company so long as Seller remains employed by Buyer and/or Company.

         8.9 Sale of Assets of Premier. Immediately following the Closing, Parent agrees to cause FIMI Securities to acquire and Seller shall cause Premier to sell all of its assets used or held for use in its business pursuant to that certain Agreement and Plan of Reorganization in the form attached as Exhibit "Q" hereto (the "Premier Merger Agreement"). Seller shall immediately upon consummation of this transaction cause all Asset Sale Shares to be distributed to the Seller.

         8.10 Sale of Assets of FIMI. Immediately following the Closing, Parent agrees to cause FIMI Securities to acquire and Seller shall cause FIMI to sell all of its assets used or held for use in its business pursuant to that certain agreement and Plan of Reorganization in the form attached as Exhibit "R" hereto (the "FIMI Merger Agreement"). Seller shall immediately upon consummation of this transaction cause all Asset Sale Shares to be distributed to the Seller.

                                   ARTICLE IX

                INDEMNIFICATION; DUE DILIGENCE; CONFIDENTIALITY

         9.1 Indemnification by Seller. Seller hereby indemnifies and agrees to hold Buyer and each corporation included within the definition of Company harmless from, against, and in respect of (and shall on demand reimburse any such entity for):

                  (a) Any and all loss, liability, or damage suffered or incurred by Buyer or each corporation included within the definition of Company or any entity into which the foregoing are merged by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant or agreement by Seller contained in this Agreement or in any agreement or certificate delivered to Buyer pursuant hereto;

                  (b) Any and all Taxes payable by Buyer or Company or any entity with which any of the foregoing are consolidated attributable to the business and operations of each corporation included within the definition of Company for periods prior to the Closing; and

                  (c) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses including without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in attempting to oppose the imposition thereof or in connection with any investigation thereof, or in enforcing this indemnity, provided, however, that no claim arising out of a breach of any representation or warranty made by Seller in this Agreement shall be asserted by Buyer against Seller under this Paragraph 9.1 unless written notice of such claim setting forth in reasonable detail the nature thereof shall have been given to Seller prior to the termination, if any, of the survival period relating to such claim as provided in Paragraph 9.3.

         9.2 Indemnification by Buyer. Buyer hereby indemnifies and agrees to hold Seller harmless from, against, and in respect of (and shall on demand reimburse for):

                  (a) Any and all loss, liability, or damage suffered or incurred by Seller by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant or Agreement of Buyer contained in this Agreement or in any agreement or certificate delivered to Seller pursuant hereto; and

                  (b) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing and incurred in attempting to oppose the imposition thereof or in connection with any investigation thereof, or in enforcing this indemnity; provided, however, that no claim arising out of a breach of any representation or warranty made by Buyer in this Agreement shall be asserted by Seller against Buyer under this Paragraph 9.2 unless written notice of such claim setting forth in reasonable detail the nature thereof shall have been given to Buyer prior to the termination, if any, of the survival period relating to such claim as provided in Paragraph 9.3.

         9.3 Survival of Representations and Warranties. Each representation and warranty, covenant, or agreement made by either party hereto in this Agreement or in any agreement, document, certificate, or other instrument delivered pursuant to this Agreement shall survive the Closing and expire on the second anniversary of the applicable Closing Date, unless a claim is initiated by a party hereto by notice given to the party against whom such claim is made on or before the second anniversary of the applicable Closing Date.

         9.4 Limitations on Indemnification. Neither party will be liable under this Agreement for losses, damages or liabilities ("Losses") resulting from the inaccuracy or breach of any representation or warranty until such Losses exceed in the aggregate $50,000 and, in that event, the damaged party shall be entitled to recovery only to the extent the aggregate amount of such Losses exceeds $50,000. The indemnification obligations hereunder by either party shall be limited to a number calculated by multiplying the Total Transaction Shares by the closing bid price of the Parent Common Stock on the business day immediately preceding the date hereof (the "Indemnity Amount"). In addition, the individual liability of each person included within the definition of Seller shall be limited to the amount equal to the Indemnity Amount multiplied by the percentage of the Total Transaction Shares received by each Seller as shown and calculated on Schedule 2.2. The amount of Losses an indemnified party is liable for shall be called the "Indemnity Amount."

         9.5 Third Party Claims. In order for Seller or Buyer, as the case may be (the "Indemnified Party"), to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any person, firm, governmental authority or corporation against the Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the indemnifying party in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the indemnifying party shall have previously received knowledge thereof, but the failure to so notify the indemnifying party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the indemnifying party demonstrates that it is materially prejudiced thereby. Thereafter, the

Indemnified Party shall deliver to the indemnifying party, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

                  (a) If a Third Party Claim is made against an Indemnified Party, the indemnifying party will be entitled to participate in the defense thereof, and if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. If the indemnifying party elects to so assume the defense of a Third Party Claim, the Indemnified Party (i) will cooperate in all reasonable respects with the indemnifying party in connection with such defense, (ii) will not admit any liability with respect to, or settle, compromise, or discharge, any Third Party Claim without the indemnifying party's prior written consent, and (iii) will agree to any settlement, compromise, or discharge of a Third Party Claim which the indemnifying party may recommend if (y) the sole relief provided against the Indemnified Party is monetary damages which are paid by the indemnifying party and the Indemnified Party is completely released in connection with such Third Party Claim, and (z) such settlement, compromise or discharge involves no finding or admission of any violation of law or of the rights of any person or of any breach of any agreement by the Indemnified Party;

                  (b) In the event the indemnifying party shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the indemnifying party does not assume the defense of any such Third Party Claim within a reasonable time under the circumstances, the Indemnified Party may defend the same in such manner as it may deem appropriate, including, but not limited to settling such claim or litigation after giving notice of same to the indemnifying party on such terms as the Indemnified Party may deem appropriate, and the indemnifying party will promptly reimburse the Indemnified Party in accordance with the provisions of this Paragraph 9.5; and

                  (c) Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is reasonable probability that an action may materially and adversely affect it or its affiliates other than as a result of monetary damages, such Indemnified Party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such action, but the indemnifying party shall be entitled to participate therein (with control remaining with the Indemnified Party) and shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld). Any claim for indemnification made by a party hereto shall be made by written notice which notice shall specify in reasonable detail the nature and any particulars of the event, omission or occurrence giving rise to a right of indemnification. Indemnifying Party shall have fifteen (15) days following its receipt of such notice to indicate to the Indemnified Party in writing its willingness to so indemnify or its intention to contest the making of any such claim for indemnification.

         9.6      Confidentiality.

                  (a) For a period of three years from the date of this Agreement, Seller will hold in confidence and use its reasonable efforts to have all of its affiliates, employees, agents, representatives, lenders and capital providers hold in confidence all of the books, records, financial information, customer lists, business plans, operating plans, or other knowledge or information of a confidential or proprietary nature (the "Confidential Information") with respect to Buyer and, if the Closing does occur, with respect to Company and will not disclose, publish, use (except as required in connection with the transaction contemplated by this Agreement) or permit others to disclose, publish or use the same; provided, however, that the foregoing restriction shall not apply to any Confidential Information which (i) becomes generally available to the public in any manner or form through no fault of Seller, its employees, agents, or representatives, (ii) is independently developed by Seller without benefit of the above-described information, or rightfully received from another source on a nonconfidential basis, (iii) is released for disclosure with Buyer's consent, (iv) is required to be provided, published or used by law, or by a court or a governmental agency (Seller agrees to give Buyer prior notice of any such required disclosure so as to afford Buyer at its expense the opportunity to seek an appropriate protective order), (v) is necessary in connection with a bona fide dispute between Buyer and Seller in order to seek an appropriate protective order; or (vi) is necessary in connection with a bona fide dispute in order to establish rights under this Agreement. In the event the Closing does not occur, Seller shall promptly return to Buyer all Confidential Information and non-public documents obtained from Buyer and any copies of such documents made for or by Buyer.

                  (b) Buyer has held and will continue to hold such Confidential Information as it receives from Seller in confidence and will not prior to the Closing furnish such information to its affiliates, employees, agents, representatives, lenders or funding sources for any use other than in evaluating and implementing the transactions contemplated in this Agreement, other than as required by applicable law. In the event the Closing does not occur, Buyer shall promptly return to Seller all

Confidential Information and non-public documents obtained from Seller and any copies of such documents made for or by Buyer. For a period of three years from the date of termination of this Agreement if the Closing does not occur, Buyer will hold in confidence and use its reasonable efforts to have all its affiliates, employees, agents, representatives, lenders and funding sources who had access to Confidential Information with respect to Seller and Company to hold such information in confidence and not disclose, publish, use or permit others to use the same; provided, however, that the foregoing restrictions shall not apply to any portion of the foregoing which (i) becomes generally available to the public in any manner or form through no fault of Buyer, its employees, agents or representatives, (ii) is independently developed by Buyer without benefit of the above-described information, or rightfully received from another source on a nonconfidential basis, (iii) is released for disclosure with Seller's consent, or (iv) is required by a court or a governmental agency (and Buyer agrees to give Seller prior notice of any such required disclosure so as to afford Seller at its expense, the opportunity to seek an appropriate protective order) or is otherwise required by law or is necessary in order to establish rights under this Agreement.

         9.7 Specific Performance. In the event of any breach or threatened breach by either party of the provisions of Paragraph 9.6 of this Agreement, the other party shall be entitled in respect thereof to an injunction or other appropriate order (without the necessity of setting any bond in connection therewith or demonstrating that any harm will result from this breach thereof) restraining such party from violating such provisions or requiring such party to perform its obligations hereunder. In the event that any court with competent jurisdiction determines such provisions to be too broad to enforce as written, such court is authorized by the parties to construe and enforce such provisions only to the broadest extent permitted by law.

                                   ARTICLE X

                                 MISCELLANEOUS

         10.1     Termination.

                  (a) In the event that the Closing Date has not occurred by February 1, 1999, unless otherwise extended by the parties hereto in writing (the "Termination Date"), this agreement (except for Section 10.3) shall be terminated and declared null and void.

                  (b) If the Closing Date has not occurred by the Termination Date due to a failure to obtain (i) NASD Approval or Texas Approval, (ii) Registration Statement Effectiveness, or (iii) Parent Shareholder approval, (the "Mandatory Approvals"), then neither party shall be liable to the other party for a failure to close the transaction, unless the party has failed to use its best efforts to cause such act to occur

                  (c) If the Closing Date has not occurred by the Termination Date due to a material breach of this Agreement, then the non-breaching party shall be entitled to any and all remedies available at law or in equity; provided, however, that no punitive damages may be claimed or awarded against any party.

         10.2 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

                      If to Seller:      First Institutional Marketing, Inc.
                                         5555 San Felipe, Fifth Floor
                                         Houston, Texas 77056
                                         Attn: James Wm. Ellsworth
                                         Facsimile:  (713) 961-5967

                      With a copy to:    Stumpf, Falgout, Craddock, & Massey
                                         1400 Post Oak Boulevard, Suite 400
                                         Houston, Texas  77056
                                         Attn: Larry Fontana
                                         Facsimile: (713) 871-0408

                      If to Buyer:       HomeCom Communications, Inc.
                                         Fourteen Piedmont Center, Suite 100
                                         3535 Piedmont Road
                                         Atlanta, Georgia 30305
                                         Attn: Harvey Sax
                                         Facsimile: (404) 237-3060

                      With a copy to:    Sims Moss Kline & Davis LLP
                                         400 Northpark Town Center, Suite 310
                                         1000 Abernathy Road, N.E.
                                         Atlanta, Georgia 30328
                                         Attn: Raymond L. Moss, Esq.
                                         Facsimile:  (770) 481-7210

or to such other address as a party shall have designated to the other by like notice.

         10.3 Entire Agreement; Amendments. This Agreement (i) constitutes the entire agreement of the parties hereto and supersedes all prior agreements, understandings, representations or warranties, both written and oral, between the parties with respect to the subject matter hereof, (including, but not limited to, that certain letter of intent dated June 12, 1998, between the parties hereto as subsequently amended) and (ii) may be amended or modified only by a written instrument executed by Buyer and Seller.

         10.4 Expenses. Except as otherwise expressly herein provided, each party to this Agreement shall pay its own expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel and accountants) incidental to the preparation and carrying out of this Agreement. However, in the event that a Closing occurs, Seller shall be entitled to have the Company pay the reasonable and actual fees and expenses of their counsel up to $25,000 and fifty (50%) percent of fees and expenses associated with the preparation of the Financial Statements. For the purposes of calculating the Closing Date financial condition of Company, Seller shall be given credit for such fees described in this paragraph so that the payment of such fees by Company shall not be counted as diminutions to the net worth, working capital, or overall financial condition of Company.

         10.5 Transfer Taxes. Any and all sales, documentary, conveyance or the transfer taxes levied by any federal, state, or local government or authority which become payable by reason of the acquisition of the Shares at Closing (excluding any taxes based on income or gain) shall be borne by Seller. Any and all sales, documentary, conveyance, or the transfer taxes levied by any federal, state, or local government or authority which become payable by reason of the acquisition of the Parent Common Stock (excluding any taxes based on income or gain) shall be borne by Buyer.

         10.6 Brokers. Each party represents to the other that it has not used the services of a broker and that no broker or finder shall be entitled to any compensation in connection with the transaction contemplated by this Agreement by reason of such party's actions. Seller agrees to indemnify Buyer against any claim by any third person for any commission, brokerage fee, finder's fee or other payment alleged to be due as a result of this transaction based upon any alleged agreement or understanding between such third person and Seller or Company, whether expressed or implied from the actions of Seller or its agents. Buyer agrees to indemnify Seller against any claim by any third person for any commission, brokerage fee, finder's fee or other payment alleged to be due as a result of this transaction based upon any alleged agreement or understanding between such third person or Buyer, whether expressed or implied from the actions of Buyer or its agents.

         10.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.8 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon Buyer and Seller and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

         10.9 Knowledge. Whenever any provision of this Agreement makes any statement "to the knowledge" of any entity, other than a living person, or that any such entity "knows" some fact or by similar formulation, such entity will be deemed to have such knowledge or know such fact if, and only if, a responsible officer of such entity has such knowledge or knows such fact.

         10.10 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of Georgia without giving effect to the principles of conflicts of law thereof. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         10.11 Waiver. No provision in this Agreement shall be deemed waived by course of conduct, including the act of Closing under Article VII, unless such waiver is in writing signed by all parties and stating specifically that it was intended to modify this Agreement.

         10.12 Schedule and Exhibits. The schedules and exhibits attached hereto shall be deemed to be incorporated by reference to this Agreement as if fully set forth herein. Seller shall have the right in good faith to amend or supplement the Schedules to this Agreement up to the Closing in order to update such Schedules for facts or circumstances which occur after the date hereof and prior to Closing, provided, however, that Buyer shall have the right to terminate this Agreement without payment or penalty in the event that Seller so amends, supplements or otherwise changes the Schedules between the date hereof and prior to Closing, but only if Sellers' amendment, supplement, or change is the actual cause (although not reasonably the only cause)of Buyer's decision to terminate.

         10.13 Announcements. Except to the extent required by law, prior to Closing neither party shall make any public announcement or other disclosure with respect hereto or the transactions contemplated hereby or disclose the terms hereof to any third party without the consent of the other, which consent shall not be unreasonably withheld.

         10.14 Independent Advisors. Each of Buyer and Seller has retained its own legal counsel and tax advisors in connection with the foregoing transaction at its sole cost and expense. Each party has relied exclusively upon the legal and tax advice given by its respective advisors.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                    PARENT:

                                    HOMECOM COMMUNICATIONS, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    FIMI SECURITIES ACQUISITION CORP., INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    ATF ACQUISITION CORP., INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    SELLER:


                                    ------------------------------------
                                    Daniel A. Delity


                                    ------------------------------------
                                    James Wm. Ellsworth


                                    ------------------------------------
                                    David B. Frank

                                  SCHEDULE 1.1

                                  DEFINITIONS


         "CHANGE OF CONTROL EVENT" shall mean any transaction, whether by merger, consolidation, asset sale, or reverse stock split, which results in the acquisition or beneficial ownership (as such term is defined under the rules and regulations promulgated under the Securities Act of 1934, as amended) by any person or entity or any group or entity or any group or persons or entity acting in concert of 50% or more of the outstanding shares of Common Stock of Parent.

         "EFFECTIVE DATE" shall mean the date on which the Effective Time falls.

         "EFFECTIVE TIME" shall mean the time that the Certificates of Merger (with respect to the Merger) are filed with the Secretary of State of the State of Delaware in accordance with Delaware Corporation Law, with the Secretary of State of the State of Florida in accordance to Florida Business Corporation Act, and the Secretary of State of the State of Texas in accordance with Texas Business Corporation Code.

         GENDER. Where the context so requires, the neuter gender shall be construed to include the masculine and feminine gender, and the singular shall be construed to include the plural and the plural the singular.

         "MERGER" shall mean the merger of(i) FSAC with and into FIMI Securities and (ii) ATFAC with and into ATFI.

         "SURVIVING CORPORATIONS" shall mean FIMI Securities and ATFI upon the Effective Time of the Merger.

                                  SCHEDULE 2.1

                                  SCHEDULE 2.2

                                FORM OF WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, INCLUDING IN PARTICULAR,
SECTION 10-5-9(13) OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL FROM ITS COUNSEL, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.



                          HOMECOM COMMUNICATIONS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.                              Issued to
           -----------------------                ----------------------------
Date of Issuance:                    , 199
                 --------------------     ----

         HomeCom Communications, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, _______________, the registered holder hereof (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on the Expiration Date (as defined herein), the Warrant Shares (as defined herein) at the purchase price per share provided in Section 1(b) below (the "WARRANT EXERCISE PRICE").

         This Warrant is issued by the Company to the Holder in connection with the Agreement and Plan of Merger dated as of _________________, 1998 (the "Merger Agreement").

         Section 1.        General Provisions.

                (a) Employment Agreement. This Warrant is issued pursuant to the terms of that certain Merger Agreement.

                (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                           "CANDIDATES" means First Institutional Marketing,
Inc., Premier Financial Services, Inc., FIMI Securities, Inc. and All Things Financial, Inc.

                           "COMMON STOCK" means (i) the Company's common stock,
par value $.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                           "EXPIRATION DATE" means five (5) years from the date
of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of Atlanta or the State of Georgia (a "HOLIDAY"), the next preceding date that is not a Holiday.

                           "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           "SECURITIES ACT" means the Securities Act of 1933,
as amended.

                           "WARRANT" shall mean this Warrant and all Warrants
issued in exchange, transfer or replacement of any thereof.

                           "WARRANT EXERCISE PRICE" shall be equal to $3.7375
per share, subject to adjustment as hereinafter provided.

                           "WARRANT SHARES" means 100,000 shares of Common
Stock, subject to the following forfeiture and vesting provisions provided herein. If Candidates as a whole do not maintain a minimum of break-even operational cash flow performance (the "Breakeven Performance") in any of the first 3 years (consisting each of 12 calender months) (excluding costs and initiatives mandated by the Company), then the Warrant Shares to be issued hereunder shall be reduced by one-third (33,333 underlying shares) for each such year ("Reduced Warrant Shares"), provided however that in the event that the Candidates, taken as a whole, shall recover and make up any negative cash in connection with Breakeven Performance in any subsequent 12 calendar month period (not to extend beyond the fourth year from the date hereof), the Company agrees to restore any such Reduced Warrant Shares. The Company and the Holder acknowledge that the Warrant shall vest as follows: After 12 months from the date hereof and for two (2) successive 12 calendar month periods, as long as the (i) Employment Agreement remains in full force and effect and (ii) Breakeven Performance for the prior 12 calendar month period has been satisfied, 33,333 of such Warrant Shares shall vest and become immediately exercisable, in whole or in part, by the Holder. For purposes of calculating the beginning of the first 12 calendar month period, such period shall commence at the beginning of the calendar quarter in which this Agreement is executed.

                  (c)      Other Definitional Provisions.

                           (i)      Except as otherwise specified herein, all
references herein (A) to the Company shall be deemed to include the Company's successors, and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii)     When used in this Warrant, the words
"HEREIN," "HEREOF," and "HEREUNDER," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "SECTION," "SCHEDULE," and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                           (iii)    Whenever the context so requires, the
neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.        Exercise of Warrant.

                (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company during normal business hours on any business day on or after the opening of business on the date hereof and prior to 5:00 P.M. Eastern Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes (the "AGGREGATE EXERCISE PRICE") in cash or by check or wire transfer, and (iii) the surrender of this Warrant, at the principal office of the Company; provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable.

                  (b) In the event of any exercise of the rights represented by this Warrant in compliance with Section 2(a), a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable after such rights shall have been so exercised.

                  (c) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and at its own expense, issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and all applicable taxes is made, irrespective of the date of delivery of certificates evidencing such Warrant Shares, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

               (d) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

               (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

               (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

               (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

               (d) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (e) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         Section 4. Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

         Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

         Section 7.        Ownership and Transfer.

                (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferred. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant. In the event of the death of the Holder, the heirs or estate of such Holder shall be entitled to the vested portion of the Warrants issued by Company for the remaining term of the Warrant.

                (b) This Warrant and the rights granted to the Holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereof; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(c) below. The rights of the Holder of this Warrant to transfer this Warrant and the rights granted to the Holder as provided for herein shall include, but not be limited to, the right to make such a transfer to a family member or corporation, partnership, trust or other entity which is owned or controlled by, or under common control with, the Holder of this Warrant.

                (c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) such holder shall have delivered to the Company an opinion of counsel, satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder.

                (d) The Company is obligated to register the Warrant Shares for resale exclusively by way of inclusion of such Warrant Shares in any Registration Statement to be filed by the Company in the future pursuant to Form S-8 as long as in any such event, the Holder remains the holder of this Warrant and is employed or has been retained as a consultant to the Company.

         Section 8. Adjustment of Warrant Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

                (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

                (b) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that each holder of Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrants had such Organic Change not taken place. In any such case, the Company will make appropriate provision of such Warrants with respect to such holders' rights and interests to insure that the provisions of this Section 8 and Section 9 below will thereafter be applicable to the Warrants. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of Warrants representing a majority of shares of Common Stock issuable upon exercise of the Warrants then outstanding), the obligation to delivery to each holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  (c)      Notices.

                           (i)      Immediately upon any adjustment of the
Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           (ii)     The Company will give written notice to the
holder of this Warrant at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, except that in no event shall such notice be provided to such holder prior to such information being made known to the public.

                           (iii)    The Company will also give written notice
to the holder of this Warrant at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

         Section 9. Purchase Rights. In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         Section 11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:     HomeCom Communications, Inc.
                                         Fourteen Piedmont Center, Suite 100
                                         3535 Piedmont Road
                                         Attention:  President
                                         Telephone:  (404) 237-4646
                                         Facsimile:   (404) 237-3060

                  With a copy to:        Sims Moss Kline & Davis LLP
                                         400 Northpark Town Center, Suite 310
                                         1000 Abernathy Road, N.E.
                                         Atlanta, Georgia 30328
                                         Attn: Raymond L. Moss, Esq.
                                         Facsimile:  (770) 481-7210


                  If to a holder of this Warrant, to it at the address set forth below such holder's signature on the signature page hereof.

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

         Section 12. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Georgia, without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         Section 13. Date. The date of this Warrant is ________________ ______, 199___. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                         "HOLDER"



                                          ------------------------------------


                                          "THE COMPANY"

                                          HomeCom Communications, Inc.,
                                          a Delaware corporation


                                          By:
                                             ---------------------------------
                                          Title:
                                                ------------------------------

                              EXHIBIT A TO WARRANT


                                 EXERCISE FORM

                  (to be signed only upon exercise of Warrant)


To:      HomeCom Communications, Inc.

The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under the Warrant, ______________ shares of Common Stock of HomeCom Communications, Inc. (the "Company") and herewith:

          _______________________________ makes payments of $___________ for those shares,

and requests that the certificates for those shares be issued in its name, and delivered to the following address:_____________________________________________________________________.


Dated: __________________ _______, 19____.


                                      ----------------------------------------
                                           Signature

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the
                                           Warrant.)

                                      ----------------------------------------
                                           Address

                                      ----------------------------------------

                              EXHIBIT B TO WARRANT

                             FORM OF WARRANT POWER


FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to __________________________ ________________________, Federal Identification No.
________________________, a warrant to purchase ________________________ shares of the capital stock of HOMECOM COMMUNICATIONS, INC., a Delaware corporation, represented by warrant certificate No. _______________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ___________________________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated:
      --------------------------


                                       ---------------------------------------


                                       By:
                                          ------------------------------------

                                      Its:
                                          ------------------------------------

                                  SCHEDULE 3.3

                      FIRST INSTITUTIONAL MARKETING, INC.
                             Corporate Organization
                                  Schedule 3.3
                                November 6, 1998

                                                       par            amount         Amount
Name                   State           type           value         authorized       Issued
----                   -----           ----           -----         ----------       ------

First                  Oklahoma        Common         No par           10,000        930
Institutional                                         value
Marketing, Inc.

Premier                Texas           Common         $1.00           100,000        930
Financial
Services, Inc.

All Things             Florida         Common         $1.00            10,000        930
Financial, Inc.

FIMI                   Texas           Common         No par        1,000,000        930
Securities, Inc.                                      value

                                  SCHEDULE 3.4

                      FIRST INSTITUTIONAL MARKETING, INC.
                             Corporate Subsidiaries
                                  Schedule 3.4
                                November 6, 1998

Name                       State            Type            par Value        authorized      issued
----                       -----            ----            ---------        ----------      ------
First Institutional        Ohio             Voting          No par               10             1
Marketing Agency,                           Common          value
Inc.
a subsidiary of FIMI                        Non-Voting      No par              840           499
Securities, Inc.                            Common          value

                                  SCHEDULE 3.6

                      FIRST INSTITUTIONAL MARKETING, INC.
                                 No Violations
                                  Schedule 3.6
                                November 6, 1998


None.

                                  SCHEDULE 3.8

                      FIRST INSTITUTIONAL MARKETING, INC.
                          Employee Contracts and Plans
                                  Schedule 3.8
                                October 23, 1998


Employment and Consulting Contracts:

    Name                                  Amount per Month       Duration              Type
    ----                                  ----------------       --------              ----

    Shelby J. Smith                       $1,000                 3 months              consulting

    Robert Graf                           $5,180 plus            indefinite            at will
                                          commission                                   employment


Employee Benefit Plans:

    Vacation Plan                         two weeks paid per year,
                                          available after one year

    Medical Plan                          United HealthCare                   PPO, HMO


    Long Term Disability Plan             Provident Co.s

    Sick Leave                            10 days per year

    Subjective Incentive Bonus            Cash bonuses based on performance
                                          as and when determined by Senior
                                          Management


Employees Earning Greater than $50,000/yr:

    Name                                  Annual Salary   Commission        Bonus to date
    ----                                  -------------   ----------        -------------
                                                          Draw              (discretionary)
                                                          ----              ---------------
    Daniel Delity                         $149,616        n/a               $24,000
    David Frank                           $129,192        n/a               $24,000
    James Ellsworth                       $129,192        n/a               $24,000
    Thomas Piche                                          $156,000          n/a
    Wael Khalil                                           $120,000          n/a
    J. Andrew Alvis                                       $ 84,000          n/a
    Jay W. Carter                         $ 52,000                          $ 3,000
    Tracy Hilton                          $ 52,000
    Michael Dyck                          $ 48,000                          $ 3,000
    Robert Graf                           $ 62,160        $ 24,000
    HL Robinson                           >$50,000
    Tim Legamaro                          >$50,000

                                  SCHEDULE 3.9

                      FIRST INSTITUTIONAL MARKETING, INC.
                                  ERISA Plans
                                  Schedule 3.9
                                November 6, 1998


         Premier Financial Services, Inc. terminated its 401(k) and 125 Cafeteria Plans on May 31, 1998.

                                 SCHEDULE 3.10

                      FIRST INSTITUTIONAL MARKETING, INC.
                                   Litigation
                                 Schedule 3.10
                                November 6, 1998


Iberia Savings and Nolan Knight vs. First Institutional Marketing, Inc. and FIMI Securities, Inc.

                                 SCHEDULE 3.12

                      FIRST INSTITUTIONAL MARKETING, INC.
                          Compliance with Instruments
                                 Schedule 3.12
                                October 23, 1998


         On August 24, 1998 FIMI was notified by First Transamerica Life that FIMI was in arrears on a $15,000 note payable. This debt by its terms is payable from commissions earned on the sale of First Transamerica's Trans-Saver 2000 product. It is accrued in the financial statements of FIMI. Given that Transamerica has pulled this product from most states, that Transamerica has failed to repay FIMI the majority of its TransSaver video and sales materials expenses and the salient terms of the Note; FIMI intends to refuse to make payments on this Note other than as provided in the Note (i.e., by deduction from commissions earned).

                                 SCHEDULE 3.13

                      FIRST INSTITUTIONAL MARKETING, INC.
                              Title to Properties
                                 Schedule 3.13
                                November 6, 1998


         By capital leases executed on May 5, 1998 and August 26, 1998, FIMI leased approximately 25 Pentium II workstations, three laptops, a Proliant 1600 server and related accessories. All such equipment is subject to a first priority security interest of the Lessor. Total purchase price of the equipment was approx. $84,000.

         By Lease Agreement with Marathon Oil Company, FIMI leases its office space at 5555 San Felipe, Suite 575, Houston, TX.

                                 SCHEDULE 3.16

                      FIRST INSTITUTIONAL MARKETING, INC.
                                    Licenses
                                 Schedule 3.16
                                October 23, 1998

Life Insurance Licenses:

    STATE                  Agency         Individual            Comment
    -----                  ------         ----------            -------
                                          (Sellers only)
    Alabama                               Dan pending
    Alaska

    Arizona                FIMI           David                 Expires 07/31/99
    Arkansas               PFS            Dan                   Expires 10/01/99
    California             PFS            Dan                   Expires 10/31/00
    Colorado               FIMI                                 Expires 01/01/00
    Connecticut            PFS            Dan                   Expires 01/31/00
    Delaware                              David pending
    District of            FIMI                                 Expires 04/30/99
    Columbia
    Florida                               David
    Georgia                               Dan

    Hawaii

    Idaho                  FIMI           Dan pending
                           pending
    Illinois               FIMI           Dan                   Expires 10/10/99
    Indiana                FIMI           Dan                   Expires 03/31/00
    Iowa                                  Dave pending
    Kansas                 FIMI           Dan pending           Expires 05/01/99
    Kentucky                              Dave pending
    Louisiana                             Dan                   Expires 04/30/00
    Maine                  FIMI           Dave pending
                           pending
    Maryland               FIMI           Dan                   Expires 06/30/99
    Massachusetts                          Dave pending
    Michigan               PFS                                  Perpetual
    Minnesota              FIMI           Dan                   Expires 10/31/00
    Mississippi                           Dave pending
    Missouri               FIMI           Dan                   Expires 09/07/00
    Montana                FIMI           Dave pending
                           pending

                          Agency          Individual              Comment
                                        (Sellers only)

    Nebraska               PFS            Dan                   Expires 04/03/99

    Nevada

    New
    Hampshire

    New Jersey             PFS                                  Expires 07/31/02
    New Mexico                            Dan pending
    New York               FIMI           David                 Expires 06/30/99
    North Carolina         FIMI           Dan                   Perpetual

    North Dakota

    Ohio                   FIMI-OH        Dan                   Perpetual renewed by ins. Carrier
    Oklahoma               FIMI           Dan                   Expires 03/31/99

    Oregon

    Pennsylvania           FIMI           Dan pending           Renewed 09/08/01

    Rhode Island

    South                  PFS            Dan pending           Perpetual, fees paid till 12/31/99
    Carolina

    South
    Dakota

    Tennessee                             Dan
    Texas                  PFS            Dan, David and        Expires 01/06/99
                                          Jim
    Utah                   FIMI                                 Expires 07/31/00
    Vermont

    Virginia               FIMI/PFS                             Perpetual - no fees
    Washington             PFS                                  04/06/99

    West Virginia                         Dan pending
    Wisconsin                             Dan pending

    Wyoming

Securities Licenses:

    Entity/Principals            Type                                       State Registrations
    -----------------            ----                                       -------------------

    FIMI Securities, Inc.        NASD B/D under Rule 15c3-1(a)(vi), and     Arkansas, Georgia, Texas,
                                 Rule 15c3-3K(2)(ii)                        Pending -- Cal, Ohio, LA

    David B Frank                General Securities Principal               Texas, (Arizona, Florida, New
                                 General Securities Representative          Jersey, New York - pending)
                                 Agent

    James Wm. Ellsworth          Financial and Operations Principal         Texas - pending

    Aaron K. Hevle               Financial and Operations Principal         Texas

    Daniel A. Delity             General Securities Representative          Texas

                                 SCHEDULE 3.17

                      FIRST INSTITUTIONAL MARKETING, INC.
                                Status of Leases
                                 Schedule 3.17
                                November 6, 1998

Capital Lease, dated May 5, 1998 by and between Premier Financial Services, Inc. and Bevenco, Inc. in the amount of $26,755.

Capital Lease, dated August 25, 1998 by and between Premier Financial Services, Inc. and Bevenco, Inc. in the amount of $57,032.

Lease Agreement, dated November 1, 1998 by and between Marathon Oil Company and FIMI for the lease of office space at 5555 San Felipe, Suite 575, Houston, TX.

Lease and Service Agreement, by and between First Bank of California and Premier Financial Services, Inc.

Lease and Service Agreement, by and between First Bank of Texas and Premier Financial Services, Inc.

Lease and Service Agreement, by and between First Commercial and Premier Financial Services, Inc.

Lease and Service Agreement, by and between Prime Bank and Premier Financial Services, Inc.

Lease and Service Agreement, by and between Longview Bank & Trust and Premier Financial Services, Inc.

                                 SCHEDULE 3.18

                                 SCHEDULE 3.19

                      FIRST INSTITUTIONAL MARKETING, INC.
                                 Bank Accounts
                                 Schedule 3.19
                                November 6, 1998

    BANK ACCOUNT               ACCOUNT              COMPANY         BANK            SIGNATORIES
                               NUMBER

    CHECKING                   A160004677           Premier         Bank One        David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs.

    MONEY MARKET               A1600010674          Premier         Bank One        David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    CHECKING                   A160009908           FIMI OK.        Bank One        David B. Frank
                                                                                    Daniel A. Delity

    MONEY MARKET               A0160010682          FIMI OK.        Bank One        David B. Frank
                                                                                    Daniel A. Delity

    CHECKING                   A1883923599          FIMI            Bank One        David B. Frank
                                                    Securities                      Daniel A. Delity

    125 PLAN                   A1883925925          Premier         Bank One        David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    401K                       A1883925743          Premier         Bank One        David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    PAYROLL                    A0160009379          Premier         Bank One        David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    MONEY MARKET               A1883924035          FIMI            Bank One        David B. Frank
                                                    Securities                      Daniel A. Delity

    CHECKING                   A3603640624          All Things      Nations Bank    David B. Frank
                                                    Financial                       Daniel A. Delity

    CHECKING                   A568108672           Premier         Prime Bank      David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    CHECKING                   A0187089             Premier         Longview        David B. Frank
                                                    Financial       Bank &          Daniel A. Delity
                                                    Srvs            Trust

    CHECKING                   A9800814277          Premier         First Bank      David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srvs

    CHECKING                   A0510070114          Premier         First           David B. Frank
                                                    Financial       Commercial      Daniel A. Delity
                                                    Srvs

    CHECKING                                        BTI             First B & T     David B.Frank
                                                    Insurance                       Daniel A. Delity
                                                    Agency                          James Ellsworth

    CHECKING                   A9410900636          Premier         First B& T      David B. Frank
                                                    Financial                       Daniel A. Delity
                                                    Srv                             James Ellsworth

                                 SCHEDULE 3.20

                      FIRST INSTITUTIONAL MARKETING, INC.
                         Patents, Trademarks, Software
                                 Schedule 3.20
                                November 6, 1998

Patents

         There are no patents, trademarks, tradenames, or copyrights that have been recorded or prosecuted for FIMI's benefit.

Software

         FIMI operates in a Windows NT environment. Its most significant application software includes BusinessWorks97 for accounting, Maximizer for client contact data management, Access for production data management, and the MS Office suite of application software.

                                 SCHEDULE 3.21

                      FIRST INSTITUTIONAL MARKETING, INC.
                            Undisclosed Liabilities
                                 Schedule 3.21
                                November 6, 1998

         Other than occasional commissions payable to agents for policies that have not been properly reported to FIMI, several negative account balances with carriers (e.g., American Enterprise Life -- these negative balances arise due to charge backs on commissions and are generally passed through to the producer), the potential for a liability to IberiaSavings/Nolan Knight (see Litigation), Shelby Smith's 1998 tax distribution (on his portion of 1998 earnings), and the First Transamerica $15,000 Note Payable (recorded in 1998); there are no liabilities that are required to be disclosed or reserved against in the 1997 Financial Statements of the Closing Date Balance Sheet.

                                 SCHEDULE 3.22

                      FIRST INSTITUTIONAL MARKETING, INC.
                             Taxes and Tax Returns
                                 Schedule 3.22
                                November 6, 1998


         All material federal, state, and local tax returns have been filed. The IRS has not examined any of the income tax returns of the Companies. During 1998 the IRS has reviewed the payroll tax returns (Forms 941 and 940) for the years 1993, 1994, 1995, 1996 and 1997. As a result of those reviews Premier Financial Services made additional payments totaling less than $5,000 for years 1993 through 1995. Several over and under payments were noted in the 1997 returns such that at this time Premier has a net receivable of several thousand dollars for payroll tax over payments. To avoid these situations in the future, in May 1998 FIMI commenced using a national payroll processing service that will make payroll tax deposits and resolve issues related thereto.

                                 SCHEDULE 3.24

                      FIRST INSTITUTIONAL MARKETING, INC.
                                   Contracts
                                 Schedule 3.24
                                November 6, 1998


Indebtedness for Borrowed Money

American Express Corporate Card
The Bevenco Equipment Leases (see Leases Schedule)
First Transamerica Note Payable
Cananwill -- E&O insurance premium financing
First Madison Settlement

Significant Carrier Contracts

Carrier Contracts
AIM/Cigna Variable Annuity"
Allianz Life Insurance Co. of N. America"
Allmerica Finl Life Ins. & Annuity Co."
American National - "
American Skandia Life"
AmerUs Life Insurance Company"
ARM Financial Group"
CNA Life"
COVA Financial Srvcs Life Insurance Co."
First Penn-Pacific Life Insurance Co."
Fiserv Investor Services, Inc."
Jefferson Pilot/Alexander Hamilton Life"
Keyport Life Insurance Company"
Liberty Life Assurance Company, Boston"
Life of the Southwest"
Lincoln Benefit Life Insurance Company"
Pacific Fidelity Life Insurance Company"
Pacific Mutual Variable Annuity"
Paul Revere Insurance Group"
Paul Revere Varible Annuity Insurance"
Nationwide Variable Annuity Company"
Protective Life Insurance Company"
Provident Life and Accident Insur. Co."
Safeco Insurance Companies"
Security Benefit Life Insurance Company"
Security Benefit Variable Annuity"
Old Line Life Insurance Company"
Transamerica Life and Annuity Co."
United Life & Annuity Insurance Company"
United of Omaha Variable Annuity"

Significant Bank Client Contracts

American State Bank
AnchorBank, S.S.B."
Arrowhead Central Credit Union
BSC Securities
Calumet Federal Saving & Loan Assn."
Capital Select Investments Corp."
Carolina First Financial
Carthage Bank"
Centier Bank"
Central Texas Bank - Flatonia"
Central Texas Bank - Gonzales"
Columbia Federal Savings Bank"
Coastal Securities L.P."
Coffee County Bank"
Comerica Bank-Michigan"
Comerica Bank-Texas"
Community Bank and Trust Company"
County Bank, The"
Dime Savings Bank of Williamsburgh"
Eastern Savings Bank, FSB"
Exchange Bank"
F&M Bank & Trust Co."
Financial Insurance, Inc."
First Bank"
First Bank and Trust"
First Capital Financial
First Commercial Investments, Inc."
First Community Bank"
First Fed. S & L Assoc. of Port Angeles"
First National Bank & Trust Company"
First National Bank of Bastrop"
First National Bank of Herminie"
First National Bank of Zanesville"
FirstFed Financial of Wabash"
Great Southern Savings Bank"
Highland Lakes Bank
Independent Bankers Association of America - various member banks
Interchange State Bank"
Klein Bank
LaGrange State Bank
Legamaro Financial Services, Inc."
Marine Midland Bank"
Merchants NB Terre Haute"
Mire Venable-Mid South National Bank"
North American State Bank
Old National Bank of Evansville

Pinnacle Bank"
Prague National Bank"
Prime Bank"
Signal Securities, Inc."
State Bank"
Sunpoint Securities, Inc."
Synergy Financial Group"
Synergy-Bridge City State Bank"
Thompson, Steve DBA Kelmar Marketing
Tinker Financial Services
TransFinancial Bank
Union Federal Savings Bank
Western National Bank
White Oak Financial

Significant Service Providers

Service Providers
National Network Integrators -- systems administration $4,500 per month for 12 months
Gainer Donnelly & Desroches -- auditors
Andrew Shebay CPA -- auditor FIMI Securities, Inc.
Stumpf Falgout Craddock and Massey -- attorneys
FISERVE Investor Services, Inc.
Americantelco
Qwest
United HealthCare
Marathon Oil CO. Office Lease
Federal Express
NASD Regulation

Significant Commitments

FIMI Contests (accrued @12/31/97 and Closing Balance sheet date)
Several non disclosure agreements -- e.g. Moneystar, ITSA, QuickQuote, others BAI Holdings, Inc. Subscriptions
IBAA override

                                 SCHEDULE 3.26

                      FIRST INSTITUTIONAL MARKETING, INC.
                                    Changes
                                 Schedule 3.26
                                November 6, 1998


Capital Leases with Bevenco (see Leases)
Shelby Smith Buyout
Adoption of Bylaws on January 1, 1998 (All Things Financial)

                                  SCHEDULE 4.3

                              SCHEDULE 5.1(B)(VII)

                             SCHEDULE 7.1(A)(VIII)

                                  SCHEDULE 8.2

                                  EXHIBIT "A-1"

                                ESCROW AGREEMENT


     THIS AGREEMENT (the "Escrow Agreement") is made as of ___________, 1998, by and among (i) DANIEL A. DELITY, JAMES WM. ELLSWORTH and DAVID B. FRANK (collectively, the "Pledgor"); (ii) HOMECOM COMMUNICATIONS, INC., a Delaware Corporation (the "Parent"), FIMI SECURITIES ACQUISITION CORP., INC. and ATF ACQUISITION CORP., INC., each a wholly-owned subsidiary of Parent, incorporated in Delaware (hereinafter collectively with the Parent called the "Pledgee"); and
(iii) BANK OF NEW YORK, a New York corporation (hereinafter referred to as "Escrow Agent").

     WHEREAS, Pledgor has certain obligations to indemnify Pledgee (the "Obligations") under Section 9.1 of that certain Agreement and Plan of Merger of even date herewith between Pledgor and Pledgee (the "Merger Agreement");

     WHEREAS, to secure the Obligations, Pledgor has executed a Pledge and Security Agreement of even date herewith in favor of Pledgee (the "Pledge");

     WHEREAS, the Pledge provides for 62,609 shares of common stock of the Parent (the "Pledged Shares") to be held in escrow for the benefit of the Pledgee until the full payment, satisfaction or lapse of the Obligations; and

     WHEREAS, the Pledgee and Pledgor agree that the Pledged Shares shall be deposited with Escrow Agent subject to the terms and conditions of this Escrow Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Pledgor shall deliver the Pledged Shares to the Escrow Agent as required by the Pledge. The Escrow Agent shall hold the Pledged Shares until released to the Parent (on behalf of the Pledgee) or to the Pledgee or the Pledgor in accordance with the Pledge. It is agreed that the Escrow Agent shall act as a depository of the Pledged Shares only and shall not be required to take notice of any default or breach of warranty, representation, covenant or agreement of any party contained in the Merger Agreement or Pledge, as amended, or any other agreement between Pledgor and Pledgee. Escrow Agent shall have no responsibility or duty to obtain, collect or enforce any obligations of Pledgor, nor shall Escrow Agent have any responsibility or duty to determine any "Indemnity Amount" or other Obligation due from the Pledgor to the Pledgee, the proper application of any payment or when or if the Obligations have been paid or satisfied in full or have lapsed.

         2. The Escrow Agent shall hold the Pledged Shares until they are released and delivered to the Pledgee or the Pledgor, as the case may be, as provided in Section 9 of the

Pledge. Upon delivery of the Pledged Shares to the Pledgee or the Pledgor as the case may be, this Agreement and the Pledge shall terminate except that Escrow Agent's right to indemnification under Section 4(d) herein.

     3. Pledgee agrees to reimburse Escrow Agent in an amount identified in Exhibit "A" attached hereto together with its reasonable expenses incurred in the performance of its services hereunder.

     4. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which Pledgor and Pledgee agree shall govern and control with respect to the Escrow Agent's rights, duties, liabilities and immunities:

          (a) The Escrow Agent shall be entitled to rely and act upon any notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein. The Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of any person executing this Agreement or as to the authenticity of any signature to this Agreement.

          (b) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any bonafide mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct.

          (c) The Escrow Agent shall have no duties except those which are specifically set forth herein. No waiver, modification, amendment, termination or rescission of this Escrow Agreement shall be effective or binding upon the Escrow Agent unless Escrow Agent shall have specifically consented thereto in writing.

          (d) Escrow Agent shall have no liability or responsibility to Pledgor or Pledgee for any losses, claims, damages, liabilities, costs or expenses provided that such losses are not the result of Escrow Agent's own gross negligence or willful misconduct. Pledgor and Pledgee hereby, jointly and severally, agree to indemnify, defend and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities, costs and expenses (including court costs and reasonable attorneys' fees) which may be imposed upon or incurred by Escrow Agent in connection with the subject matter of this Escrow Agreement and Escrow Agent's performance of its obligations hereunder, and all such losses, claims, damages, liabilities, costs and expenses shall be for the account of and shall be borne and paid by Pledgor and Pledgee equally, provided that such losses are not the result of Escrow Agent's own gross negligence or willful misconduct.

          (e) Escrow Agent's sole responsibility shall be to receive the Pledged Shares, hold the Pledged Shares and release the Pledged Shares in accordance with Section 9 of the Pledge. Should any dispute arise among Pledgor and Pledgee as to the proper disposition of the

Pledged Shares, then Pledgor and Pledgee agree that Escrow Agent may file a declaratory judgment action or an interpleader action to obtain a resolution of such dispute. Such a declaratory judgement action or interpleader action may be filed in the U.S. District Court for the Northern District of Georgia, Atlanta Division, or the Superior Court of Fulton County, Georgia, at the sole and absolute discretion of Escrow Agent. Pledgor and Pledgee, by signing this Agreement, expressly consent and agree to the jurisdiction and venue of such courts and waive and renounce any right to object to the personal jurisdiction or venue of such court and further waive and renounce any right to removal based on diversity of citizenship or transfer to another venue based on forum, non-convenience or any other basis.

          5. This Escrow Agreement may be amended, modified or canceled only by the written consent of all parties hereto. The Escrow Agent (and any successor Escrow Agent) may resign by notifying Pledgee and Pledgor in writing and, until a successor Escrow Agent is appointed by Pledgee and Pledgor and accepts such appointment, the Escrow Agent's only duty hereunder shall be to hold any then-remaining Pledged Shares in accordance with the original provisions of this Escrow Agreement.

         6. Any notices or other communications required or permitted hereunder shall be in writing and delivered by facsimile transmission and by regular mail, postage prepaid, as follows:

         If to Pledgee, to:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     Facsimile: (   )
                                                                 --- -----------

         Copy to Counsel for Pledgee:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     Facsimile: (   )
                                                                 --- -----------

         If to Pledgor, to:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     Facsimile: (   )
                                                                 --- -----------


         Copy to Counsel for Pledgor:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     Facsimile: (   )
                                                                 --- -----------


         If to Escrow Agent:
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     Facsimile: (   )
                                                                 --- -----------
or at any such other address as shall be furnished in writing by any such party to the other parties hereto. Such notices or other communications so given shall be deemed effectively given when actually received. All notices given to the party hereto shall be copied to all other parties hereto.

     7. This Escrow Agreement shall be governed by the laws of the State of Georgia without giving effect to the principles of conflicts of law. Whenever possible each provision of this Escrow Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under such law, such provision shall be deemed severed herefrom and ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Venue shall lie in the United States District Court for the Northern District of Georgia, Atlanta Division, or the Superior Court of Fulton County, Georgia. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

     8. This Escrow Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     9. This Agreement shall terminate in the event of (i) the delivery of all of the Pledged Shares to the Pledgor and/or the Pledgee, (ii) the filing of a declaratory judgment action or interpleader action by Escrow Agreement pursuant to Section 4(e) hereunder, or (iii) two years from the date of this Agreement, unless a claim for indemnification has been made in accordance with Section 9.3 and the Merger Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Escrow Agreement to be duly executed as of the date first above written.

                                    PLEDGOR:


                                    ------------------------------------------
                                    Daniel A. Delity


                                    ------------------------------------------
                                    James Wm. Ellsworth


                                    ------------------------------------------
                                    David B. Frank

                                         PLEDGEE:

                                         HOMECOM COMMUNICATIONS, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         FIMI SECURITIES ACQUISITION CORP., INC.


                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------


                                         ATF ACQUISITION CORP., INC.


                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------


                                         ESCROW AGENT
                                         BANK OF NEW YORK:



                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                  EXHIBIT "A-2"

                          PLEDGE AND SECURITY AGREEMENT


         This Pledge (the "Pledge") is by and between DANIEL A. DELITY, JAMES WM. ELLSWORTH and DAVID B. FRANK (collectively, the "Pledgor") and HOMECOM COMMUNICATIONS, INC., a Delaware Corporation (the "Parent"), FIMI SECURITIES ACQUISITION CORP., INC. AND ATF ACQUISITION CORP., INC., each a wholly-owned subsidiary of Parent, incorporated in Delaware (hereinafter collectively with the Parent called the "Pledgee").

         The Pledgor and Pledgee have executed a certain Agreement and Plan of Merger between Pledgor and Pledgee of even date herewith (the "Merger Agreement"). The Pledgor undertakes certain obligations to indemnify the Pledgee in Article IX of the Merger Agreement.

         As an inducement to the Pledgee to enter into the Merger Agreement, and in consideration thereof, the Pledgor has agreed to secure the due and punctual payment and performance of all of its obligations to indemnify the Pledgee pursuant to Section 9.1 of the Merger Agreement (the "Obligations"). Accordingly, the Pledgor hereby agrees with the Pledgee as follows:

         SECTION 1. Pledge. As collateral security for payment in full of the Obligations, the Pledgor hereby (i) transfers, sets over and delivers unto [Bank of New York] as Escrow Agent for Pledgor and Pledgee, pursuant to an Escrow Agreement, dated of even date herewith between the Pledgor, the Pledgee and the Escrow Agent, stock certificates numbered ____ representing 62,609 shares of the common stock of the Parent (the "Pledged Securities") and (ii) pledges, hypothecates and grants to the Pledgee a security interest in the Pledged Securities. Upon delivery of the Pledged Securities to the Escrow Agent, such Pledged Securities shall be accompanied by duly executed stock powers in blank and by such other instruments or documents as the Pledgee or its counsel may reasonably request.

         SECTION 2. Obligations Secured. This Pledge is made, and the security interest created hereby is granted to the Pledgee, to secure the full payment and performance of the Obligations.

         SECTION 3. Representations and Warranties. The Pledgor hereby represents and warrants that, except for the security interest granted to the Pledgee, the Pledgor is the legal and equitable owner of the Pledged Securities, that to the best of its knowledge there are no liens, charges, encumbrances and security interests of any kind and nature arising by through or under Pledgor, the Pledgor will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Securities, the Pledgor has good right and legal authority to pledge the Pledged Securities in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons and the pledge of the Pledged Securities is effective to vest in the Pledgee the rights of the Pledgee in the Pledged Securities as set forth herein. Pledgee acknowledges that the Pledgor's ownership of the Pledged Securities was acquired from Parent pursuant to the Merger Agreement and therefore Pledgor's title to the Pledged Shares is as good as Pledgee had at the time of issuance to the Pledgee.

         SECTION 4. Voting Rights; Dividends, Etc.

                  (a) So long as the Pledged Securities are held by the Escrow Agent, the Pledgor shall be entitled to exercise any and all voting rights and power consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge or any agreement giving rise to any of the Obligations:

                  (b) Any and all dividends or other distributions on account of the Pledged Securities including but not limited to regular dividends, liquidating dividends, other distributions in property, return of capital or other distributions of money or property made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding capital stock of any corporation, the capital stock of which is pledged hereunder or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Securities, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms of this Pledge.

                  (c) The Pledgee shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph.

                  (d) Upon the delivery of the Pledged Securities to Pledgee in accordance with Section 9 herein, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph (a) and (b) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to paragraph (a) and (b) above shall cease, and all such rights thereupon shall become vested in the Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to paragraph (a) and
(b) above and/or to receive and retain the dividends which the Pledgor shall otherwise be authorized to retain pursuant to paragraph (a) and (b) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this paragraph (d) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 9 hereof.

         SECTION 5. Remedies. If (i) an Event of Default shall have occurred and be continuing, and (ii) all or any portion of the Pledged Securities have been released and delivered to the Parent (on behalf of the Pledgee), then the Parent may elect to hold such Pledged Securities as treasury stock or cancel them in full and final satisfaction of that portion of the Obligations represented by the value of such Pledged Securities determined as follows: the average of the closing sale trading price of Parent common stock as reported in the Wall Street Journal or other financial publication for the last five (5) trading days immediately preceding the date the Pledged Securities are actually released by Escrow Agent and delivered to the Parent. The Pledgee and Pledgor agree that the exercise of any such remedy by the Parent shall be conclusively deemed to conform to commercially reasonable standards under the Uniform Commercial Code as in effect in the State of Georgia.

         SECTION 6. Parent Appointed Attorney-in-Fact. The Parent hereby constitutes and appoints the Pledgee the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of Section 5 of this Pledge, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right to execute any stock power or endorse any stock certificate with respect to any Pledged Securities released and delivered to it and to ask for, demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due under and by virtue of any of the Pledged Securities, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise dealing with, the same.

         SECTION 7. Event of Default Defined. For purposes of this Pledge, an "Event of Default" shall exist hereunder upon the failure of Pledgor to pay or perform any Obligation within fifteen (15) days of the receipt of written demand from any Pledgee.

         SECTION 8. Application of the Value of Pledged Securities. The value of Pledged Securities determined in accordance with Section 5 shall be applied by the Pledgee as follows:

                  First: to the payment of all costs and expenses incurred by the Pledgee in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for the Pledgee in connection herewith, and to the repayment of all advances made by the Pledgee hereunder for the account of the Pledgor, and the payment of all costs and expenses paid or incurred by the Pledgee in connection with the exercise of any right or remedy hereunder; and

                  Second: to the payment in full of all other Obligations.

Any amounts remaining after such application shall be promptly remitted to the Pledgor, its successors, legal representatives or assigns, or as otherwise provided by law.

     SECTION 9. Escrow Agreement. The Escrow Agent shall hold the Pledged Securities pursuant to the terms of the Escrow Agreement. Upon the full payment, satisfaction or lapse of the Obligations, the Pledged Securities shall be promptly released by the Escrow Agent to the Pledgor or the Pledgee, as the case may be, in the manner provided in the Escrow Agreement. Upon the occurrence of an Event of Default under this Pledge, the Pledgee shall notify the Escrow Agent and the Pledgor in writing of the occurrence of the Event of Default and the

"Indemnity Amount" which is due under the Merger Agreement. Upon receipt of notice from the Pledgor that an Event of Default has occurred, the Escrow Agent shall promptly give Pledgor and Pledgee fifteen (15) days advanced written notice of the proposed release of the Pledged Securities, stating the basis therefor. Should the Pledgor give the Escrow Agent written notice that it disputes the occurrence of an Event of Default, the Escrow Agent may either hold the Pledged Securities until a final judgment of a court of competent jurisdiction is entered directing the Escrow Agent as to the proper disposition of the Pledged Securities or the Escrow Agent may file an interpleader action or a declaratory judgment action against the Pledgee and the Pledgor seeking a determination of the proper disposition of the Pledged Securities. If the Escrow Agent receives no written notice from the Pledgor of a dispute as to the existence of an Event of Default, then Pledged Securities having a value (determined by the Escrow Agent in accordance with Section 5 hereof) equal to the "Indemnity Amount" stated in the notice received from the Pledgee, shall be released by the Escrow Agent to the Parent (on behalf of the Pledgee), but the remaining Pledged Securities, if any, shall remain subject to the terms and conditions of this Pledge.

         SECTION 10. Termination Pledge. Upon the satisfaction and/or expiration of all obligations under Article IX of the Merger Agreement, this Pledge Agreement shall terminate.

         SECTION 11. Notice. All notices or other communications which are required or permitted hereunder or under the Escrow Agreement shall be in writing and sufficient for purposes of this Pledge if delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

                 As to Pledgor:             ____________________________
                                            ____________________________
                                            ____________________________
                                            Facsimile: (___) ____________


                 Copy to Pledgor's Counsel: ____________________________
                                            ____________________________
                                            ____________________________
                                            Facsimile: (___) ____________

                 As to Pledgee:             ____________________________
                                            ____________________________
                                            ____________________________
                                            Facsimile: (___) ____________

                 Copy to Pledgee's Counsel: Sims Moss Kline & Davis LLP
                                            400 Northpark Town Center, Suite 310
                                            1000 Abernathy Road, N.E.
                                            Atlanta, Georgia 30328

                                            Facsimile: (770) 481-7210

                 As to Escrow Agent:        ____________________________
                                            ____________________________
                                            ____________________________
                                            Facsimile: (___) ____________

         SECTION 12. Further Assurances. The Pledgor agrees that it will join with the Pledgee in executing and will file or record such notices, financing statements or other documents as may be reasonably necessary to the perfection of the security interest of the Pledgee hereunder, and as the Pledgee or its counsel may reasonably request, such instruments to be in form and substance satisfactory to the Pledgee and its counsel, and that Pledgor will do such further acts and things and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may at any time reasonably request in connection with the administration and enforcement of this Pledge or relative to the Pledged Securities or any part thereof or in order to assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         SECTION 13. No Waiver. No failure on the part of the Pledgee to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 14. Governing Law; Amendments. This Pledge has been executed and delivered in the State of Georgia and shall in all respects be construed in accordance with and governed by the laws of said State without regard to principles of conflicts of law. Venue shall lie in the United States District Court for the Northern District of Georgia, Atlanta Division, or the Superior Court of Fulton County, Georgia. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts. This Pledge may not be amended or modified nor may any of the Pledged Securities be released or the security interest granted hereby extended, except in writing signed by the parties hereto.

         SECTION 15. Binding Agreement; Notices. This Pledge, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the Pledgee and to all holders of the indebtedness secured hereby and to the Pledgor and its successors, legal representatives and assigns. Pledgee shall not be permitted to transfer, assign or negotiate its rights or remedies hereunder without the prior written consent of the Pledgor. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances. Any notice shall be conclusively deemed to have been received and shall be effective on the day on which delivered to the Pledgee or the Pledgor at the respective addresses set forth in
Section 10.

         SECTION 16. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge.

         SECTION 17. Counterparts. This Pledge may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge to be executed as of this ______ day of ___________, 1998.

                                    PLEDGOR:


                                    --------------------------------------------
                                    Daniel A. Delity


                                    --------------------------------------------
                                    James Wm. Ellsworth


                                    --------------------------------------------
                                    David B. Frank


                                    PLEDGEE:

                                    HOMECOM COMMUNICATIONS, INC.



                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    FIMI SECURITIES ACQUISITION CORP., INC.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    ATF ACQUISITION CORP., INC.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                   EXHIBIT "B"

                                 PROMISSORY NOTE

$__________________        Atlanta, Georgia        Effective ________, 199____


         FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amount herein stipulated, the undersigned, ______________________________ (the "Maker") promises to pay to the order of
HomeCom Communications, Inc. (the "Payee"), at its office at Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, Georgia 30305, or such other place as the Payee shall designate in writing to the tile Maker, which at the time of payment is legal tender of the United States of America for the payment of public and private debts, the principal sum of_______________________________________________________ DOLLARS
($________________) (the "Principal Amount"), together with interest thereon from and after date hereof until maturity at a fixed rate per annum which shall from day to day be equal to nine percent (9%).

         This Note shall be due and payable in twelve (12) monthly installments of interest, which installments shall be due and payable on the first day of each calendar month commencing on ___________________ ________, 199___. The
Principal Amount shall become immediately due and payable on ___________________, 199___. The Maker shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note, without notice, penalty or fee. Maker shall be obligated to pay a late fee of 5% of the amount of the installment being paid late when such payment is made after the 10th day of the month.

         The Maker expressly agrees that in the event of a default in the payment of any installment of this Note when due, then the Payee may, at his option, after written notice of such default is provided to Maker by Payee and a period of ten (10) days has expired from the date such notice is received by Maker within which period Maker have failed to cure such default, then without further demand, notice or presentment, declare the unpaid principal balance of this Note and all interest then accrued at once due and payable. Except as expressly provided above, Maker hereby (i) waives demand and presentment for payment of this Note, notice of non-payment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, filing of suit, diligence in collection or enforcing any of the security for this Note;
(ii) agree that he is and shall be directly and primarily liable for the repayment of all sums due and owing under this Note, (iii) consents to any and all renewals and extensions in the time of payment and to any other indulgence with respect to this Note; (iv) agrees that the Payee shall not be required first to institute suit or exhaust its remedies against the Maker, or to enforce its rights against him or any security for this Note.

         In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any Probate, Bankruptcy Court, or any judicial proceeding whatsoever, then the Maker agrees and promises to pay the Payee's reasonable attorney's fees.

         It is expressly provided and stipulated that notwithstanding any provision of this Note, in no event shall the aggregate of all interest paid by the Maker to the Payee under this Note ever exceed the Maximum Rate on the principal balance of this Note from time to time advanced and remaining unpaid. In furtherance thereof, none of the terms of this Note shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate permitted to be charged of the Maker under such laws. The Maker shall never be liable for interest in excess of the Maximum Rate. "Maximum Rate" means the maximum lawful nonusurious rate of interest (if any) which under Applicable Law the Payee is permitted to charge the Maker on this Note from time to time.

         This Note shall be construed and enforced in accordance with the laws of the State of Georgia.

         All notices required or permitted under this Note shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or three (3) days after deposited with the United States Postal Service, postage prepaid, certified mail, return receipt requested, to the Maker at the address set forth below, or at such other address of which the Maker shall have notified the Payee in writing at least thirty (30) days prior to the date of the Payee giving such notice. Where appropriate, any pertinent noun, verb or pronoun shall be construed and interpreted to include both the proper number and gender. This Note shall not be renewed, extended, or modified except by a written instrument evidencing the same.

         This Note constitutes one of the Closing Promissory Notes, as such term is defined in that certain Agreement and Plan of Merger of even date herewith by and among Maker's affiliate, Payee and the certain other persons described therein (the "Merger Agreement").

         This Note is secured by that certain Security Agreement - Pledge of even date herewith executed by Maker in favor of Payee covering certain Shares of capital stock of the Payee owned by Maker (the "Pledge Shares"), as more fully described and defined in the Stock Purchase Agreement. At the option of the Maker, the Principal Amount can be paid and satisfied in whole or in part by assignment and release to the Payee of Pledged Shares. Such Pledged Shares shall be valued on the basis of $2.875 per share.

         The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

         Time is of the essence of this Note.

         THIS PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Notwithstanding anything to the contrary contained herein or in any instrument securing the payment hereof, including without limitation, the Security Agreement - Pledge, the exclusive remedies of the Holder hereof for the failure of Maker to pay any portion of the principal or interest owing hereunder or to perform any of its obligations under any instrument securing the payment hereof, shall be limited to proceeding against the Collateral as defined in and encumbered by the Security Agreement - Pledge. Should Maker fail to pay any sum required to be paid hereunder, or fail to perform any obligation required to be performed under any instrument securing the payment hereof, any judicial proceedings brought by the holder hereof against Maker shall be limited to proceedings against the Collateral defined in and encumbered by the Security Agreement - Pledge, and no attachment, execution, or other writ or process shall be sought, issued, or levied upon any other assets, properties, or funds of Maker. Without limiting the generality of the foregoing, no deficiency judgment shall ever besought or obtained by the holder hereof against Maker in connection with this Note.

         EXECUTED as of the date first above written.

                                    MAKER:


                                    --------------------------------------------

                                   EXHIBIT "C"

                            SECURITY AGREEMENT-PLEDGE


         THIS SECURITY AGREEMENT-PLEDGE is executed effective the ______ day of ____________, 199____, by _______________________________________ ("Pledgor"),
in favor of HOMECOM COMMUNICATIONS, INC., a Delaware corporation ("Secured Party").

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby grants to Secured Party the pledge and security interest hereinafter set forth and agrees with Secured Party as follows:

                          ARTICLE I - SECURITY INTEREST

         Section 1.01 Pledge of Stock. Pledgor hereby grants to Secured Party a pledge of and security interest in and agrees and acknowledges that Secured Party has and shall continue to have a pledge of and security interest in __________________ shares of Common Stock, par value $0.001 per share of Secured Party, represented by stock certificate Nos. ______________________. All property described above in which Secured Party is herein granted a security interest shall hereinafter be called the "Collateral." The undersigned agrees to execute such stock powers, endorse such instruments or execute such additional pledge agreements or other documents as may be required by Secured Party in order to effectively grant to Secured Party the pledge of and security interest in the Collateral.

         Section 1.02 Obligations Secured. The security interest, pledge and assignment granted hereby is to secure the payment of the indebtedness of Pledgor to Secured Party evidenced by that certain $_______________________ Promissory Note (the "Promissory Note") of even date herewith executed by Pledgor and payable to the order of Secured Party (hereinafter called the "Obligations").

                 ARTICLE 2 - WARRANTIES AND COVENANTS OF PLEDGOR

               Pledgor hereby warrants, covenants and agrees that:

         Section 2.01 Title to Collateral. Secured Party hereby acknowledges that Pledgor's title to the Collateral was acquired from Secured Party pursuant to the terms of that certain Merger Agreement of even date herewith (the "Merger Agreement"), and therefore Pledgor's title to the Collateral is as good as Secured Party had thereto. Based on the preceding sentence, Pledgor is the owner of the Collateral, free of any adverse claim, security interest, restriction or encumbrance, except for the security interest evidenced hereby, and Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, except those persons claiming by through or under Secured Party. As to the Collateral, Pledgor further represents and warrants (as of the time of delivery of same to Secured Party) that such Collateral is not subject to any other interest, option or right of any third person which Pledgor has granted.

         Section 2.02 Conveyance of Collateral. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein without the written consent of Secured Party, except as set forth in the Stock Purchase Agreement. Pledgor will keep the Collateral free from any and all adverse liens, security interests and encumbrances.

         Section 2.03 Voting Rights. Notwithstanding the fact that the Collateral has been pledged to Secured Party, until such time as there has occurred an Event of Default, Pledgor shall be entitled to exercise all its rights attributable to the Collateral. Upon an Event of Default, Secured Party shall have the right, at its discretion, to transfer to or register in the name of Secured Party or any nominee of Secured Party any of the Collateral, and/or to exercise any or all voting rights as to any or all of the Collateral until such time as the Collateral has been sold, disposed of or otherwise foreclosed upon in accordance with the terms of this Security Agreement. For such purposes and effective upon Pledgor's default hereunder, Pledgor hereby names, constitutes and appoints Secured Party as Pledgor's proxy in Pledgor's name, place and stead to vote any and all of the securities, as such proxy may elect, for and 'in the name, place and stead of Pledgor, as to all matters coming before shareholders, such proxy to be irrevocable and deemed coupled with an interest. The rights, powers and authority of said proxy shall remain in full force and effect, and shall not be rescinded, revoked, terminated, amended or otherwise modified, until all Obligations have been fully satisfied.

         Section 2.04 Further Assurances. Pledgor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by Secured Party in order effectively to grant to Secured Party the security interest in (and pledge and assignment of) the Collateral and to enforce and exercise Secured Party's rights regarding same.

         Section 2.05 Securities Laws. Pledgor hereby agrees to cooperate fully with Secured Party in order to permit Secured Party to sell (after default), at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, Pledgor agrees to fully comply with the securities laws of the United States and of the State of Georgia and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws after Pledgor's default hereunder, but Pledgor shall have no obligation to expend any sum of money in connection therewith nor does this Section 2.05 require Pledgor to register the collateral with the U.S. Securities and Exchange Commission.

         Section 2.06 Private Sales. Because of the Securities Act of 1933, as amended or any other laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons, Secured Party is hereby authorized by Pledgor, but not obligated, 'in the event of any default hereunder, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. Secured Party is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as Secured Party may deem appropriate in the event of a sale or disposition of any of the Collateral. Pledgor clearly understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if same were registered and sold in the open market, and Pledgor agrees that such private sales shall constitute a commercially reasonable method of disposing of the Collateral.

                          ARTICLE 3 - EVENTS OF DEFAULT

         Pledgor shall be in default ("Event of Default") under this security Agreement upon the happening of any of the following events or conditions:

         Section 3.01 Payment of Obligations. Default in the payment of any principal or interest on any of the Obligations when due, after notice and the expiration of all grace and cure periods set forth in the Promissory Note.

                              ARTICLE 4 - REMEDIES

         Section 4.01 Sale. In the event of the default in the payment of any of the Obligations or any principal, interest or other amount payable thereunder, when due, or upon the happening of any of the events of default specified herein, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable, and Secured Party shall have and may exercise with reference to the Collateral and Obligations, any and all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Georgia, and as otherwise granted herein or under any other applicable law (all of which rights and remedies shall be cumulative), including without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code of Georgia after default hereunder, and to apply the proceeds thereof toward payment of the Obligations, in such order or manner as prescribed by the Promissory Note; provided however, any foreclosure of the security interest in the Collateral conducted pursuant to this Agreement or otherwise shall be in full satisfaction of the Promissory Note, whereupon the Promissory Note shall be extinguished in full and Secured Party shall have no right to pursue any deficiency claim against Pledgor. Secured Party may also elect to hold the Collateral as treasury stock or cancel the Collateral in full and final satisfaction of that portion of the Obligations or any principal, interest, or any other amount payable thereunder represented by the value of the Collateral determined as follows: one hundred percent (100%) of the weighted (by trading volume) average per share trading price of Secured Party common stock for the last five (5) trading days immediately preceding the date the Collateral is actually released and delivered to the Secured Party. Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee and Pledgor agree that the exercise of any such remedy by the Secured Party shall be conclusively deemed to conform to commercially reasonable standards under the Uniform Commercial Code as in effect in the State of Georgia.

         Section 4.02 Pledgor's Compliance with Laws. Pledgor hereby agrees to cooperate fully with Secured Party in order to permit Secured Party to sell, at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, Pledgor agrees to fully comply with the securities laws of the United States and of the State of Georgia and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws.

                            ARTICLE 5 - MISCELLANEOUS

         Section 5.01 Successors and Assigns. All rights of Secured Party hereunder shall inure to the benefit of his administrators, successors and assigns; and all obligations of Pledgor shall bind his heirs, executors, administrators, successors and assigns.

         Section 5.02 Remedies Cumulative. The rights and remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Secured Party.

         Section 5.03 Interpretation. Any provision found to be invalid under the laws of the State of Georgia, or any other state having jurisdiction or other applicable law, shall be invalid only with respect to the offending provision. The laws of the State of Georgia shall apply to this Agreement and its construction and interpretation without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         Section 5.04 Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other shall be in writing and shall be deemed effective when either: personally delivered to the intended recipient; sent by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; delivered in person to the address set forth below for the party to which the notice was given; deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below, or sent by facsimile, telegram or telex, provided that receipt for such facsimile, telegram or telex is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above. Notices shall be effective on the date of delivery or receipt, or, if delivery is not accepted, on the earlier of the date that delivery is refused or three (3) days after the date the notice is mailed. For purposes of this Section, the addresses of the parties for all notices are as set forth adjacent to their respective signatures hereto (unless changes by similar notice in writing are given by the particular person whose address is to be changed). Any party hereto may designate a different address by written notice given to the other parties.

         EXECUTED as of the date set forth hereinabove.

Address:                                PLEDGOR:


----------------------                  ----------------------------------------

----------------------

                                        SECURED PARTY:

                                        HOMECOM COMMUNICATIONS, INC.



                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                   STOCK POWER
                          EFFECTIVE ONLY AFTER DEFAULT


         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers unto HOMECOM COMMUNICATIONS, INC. __________________________________________ (_______) shares of the Common Stock,
$.0001 par value per share, of HOMECOM COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), standing in his name on the books of the Corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint ____________________________________, attorney to transfer the said stock on the Books of the Corporation with full power of substitution in the premises.

         This Stock Power is executed contemporaneous with and in furtherance of that certain Security Agreement - Pledge of even date herewith executed by __________________________as pledgor, and HOMECOM COMMUNICATIONS, INC., as secured party, and shall only be valid to effect a transfer of the said Stock covered hereby after Default has occurred in the payment of the Obligations all in accordance with the terms of said Security Agreement - Pledge.

         Executed effective for all purposes as of ______, 199___.




                                        ----------------------------------------

                                   EXHIBIT "D"

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of the ______ day of ___________, 1998 (the "Effective Date"), between HOMECOM COMMUNICATIONS, INC., a Georgia corporation ("HomeCom"), FIRST INSTITUTIONAL MARKETING, INC., an Oklahoma corporation ("FIMI-Ok"), FIMI SECURITIES, INC., a Texas corporation ("FIMI Securities"), PREMIER FINANCIAL SERVICES, INC., a Texas corporation ("Premier") and ALL THINGS FINANCIAL, INC., a Florida corporation ("ATFI") (FIMI-Ok, FIMI Securities, Premier and ATFI are sometimes collectively called the "Company" or "Companies") and [Daniel A. Delity/David B. Frank/James Wm. Ellsworth], a resident of Houston, Harris County, Texas (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of that certain Merger Agreement and related documents and agreements of even date herewith (the "Merger Agreement") by and between the Employee, among others, and HomeCom, HomeCom and its affiliates have acquired all of the issued and outstanding shares of the capital stock of the Companies; and

         WHEREAS, until the Effective Date (as defined in the Merger Agreement), the Employee has been a senior executive officer of the Companies; and

         WHEREAS, after giving effect to the Merger Agreement, the Companies shall become wholly-owned subsidiaries of HomeCom; and

         WHEREAS, HomeCom desires to retain the services of and employ the Employee to continue in his role as a senior executive officer of the Companies, and the Employee desires to provide such services upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

         1. Employment. HomeCom and the Companies hereby employ the Employee as their employee in the capacity of [President/Senior Vice President/Vice President and Chief Financial Officer] of each of the Companies, and the Employee hereby accepts such employment. During the term of employment under this Agreement (the "Employment Term"), Employee shall at all times serve as a member of the Board of Directors of each of the Companies. During the Employment Term, the Employee shall perform such duties as shall reasonably be required of an employee of HomeCom which are outlined on Exhibit "A" attached hereto and incorporated herein by reference for all purposes. Employee agrees not to take any action which would impair or undermine the terms and conditions of the Merger Agreement and the related agreements.

         2. Performance. The Employee agrees to devote his entire business efforts to the performance of his duties hereunder; provided, however, that the Employee may engage in passive securities investment activities for his own account so long as they do not interfere with the performance of his duties hereunder. Employee agrees to devote his or her full time and energy to the Companies' business and shall not during the term of employment work or perform services in any advisory or other capacity for any other individual or entity.

         3. Term of Employment. Unless otherwise terminated in accordance with the terms hereof, the initial term of this Agreement (the "Employment Term") shall be three (3) years commencing on the Effective Date, provided however, that after the expiration of such initial three (3) year term, and unless terminated in writing by Employee, prior to its initial or subsequent date of expiration, this Agreement shall automatically renew for additional one
(1) year terms. Notwithstanding anything contained herein to the contrary, Employer may terminate this Agreement at any time by written notice as further described in Sections 14 and 15.

         4. Basic Compensation. The basic minimum annual salary (the "Salary") of the Employee for his employment services hereunder shall be [Delity: $150,000.00; Frank and Ellsworth: $120,000.00] Thousand and No/100 Dollars per year, commencing on the Effective Date throughout the Employment Term. The Salary shall be payable in equal bi-weekly installments. Employee's salary shall be prorated on a daily basis for the years or months, as the case may be, in which he commences or terminates his employment relationship hereunder. The Employee shall receive an annual review to determine eligibility to receive an annual raise in his Salary in each year of the Employment Term together with performance bonuses based upon the performance of the Companies during the previous annual period, subject to the sole determination of the Compensation Committee of the HomeCom Board of Directors, in its sole discretion.

         5. Benefits. As an employee of HomeCom, Employee shall be entitled to participate in all profit sharing plans, supplemental compensation arrangements, stock option incentive plans, medical, dental and life insurance programs or any other fringe benefits offered by HomeCom to its senior management employees (the "Benefits"). The Salary received by the Employee hereunder shall be in addition to the foregoing Benefits.

         6. Expense Account and Vacations. HomeCom agrees to reimburse the Employee for all expenses reasonably incurred by him on behalf of the Companies in accordance with the prevailing practice and policy of HomeCom, which prevailing practice and policy shall be disseminated to the Employee by HomeCom contemporaneous with the execution of this Agreement. In addition, the Employee shall be entitled to that number of days of paid vacation and paid sick leave as is consistent with the prevailing practice and policy of HomeCom for other senior management employees in the same or similar position as that held by the Employee hereunder.

         7. Customer Non-Solicitation. Employee agrees that for a period of one (1) year immediately following termination of Employee's employment with the Companies for any reason, including, without limitation, voluntary resignation from employment by Employee ("Non-

Solicitation Period"), Employee shall not, on Employee's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, solicit, contact, call upon, communicate with or attempt to communicate with any customer or immediate prospect of the Companies, or any representative of any customer or immediate prospect of the Companies with whom the Employee had Material Contact ("Material Contact") with a view to sale or providing any product or service competitive or potentially competitive with any product or service sold or provided or under development by the Companies during the time of two (2) years immediately preceding cessation of Employee's employment with the Companies, provided that the restrictions set forth in this paragraph shall apply only to customers or prospects of the Companies, or representatives of customers or prospects of the Companies, with which Employee had substantial contact during such two (2) year period. The actions prohibited by this paragraph shall not be engaged in by Employee directly or indirectly, whether as director, officer, manager, salesperson, agent, technical support, sales or service representative, developer, or otherwise. As used herein, "Material Contact" means contact between Employee and each customer or immediate prospect (A) with whom Employee dealt; (B) whose dealings with the Companies were coordinated or supervised by Employee; (C) about whom Employee obtained Confidential Information in the ordinary course of business as a result of Employee's association with the company; or (D) who receives services provided by the Companies, the sale or provision of which results or resulted in compensation, commissions or earnings for Employee, in each of cases (A) through (D) within two years prior to the date of Employee's termination of employment.

         8. Non-Competition. Employee agrees that during the term of Employee's employment Employee shall not, on Employee's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, engage in any business involving the sale of insurance and securities products through financial institutions and their customers. Employee also agrees that during the term of the Non-Solicitation Period, Employee shall not, in any place in which the Companies do business, on Employee's own behalf of on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, engage in any business involving the sale of insurance and securities products through financial institutions and their customers.

         The actions prohibited by this paragraph shall be engaged in by Employee directly or indirectly, whether as officer, director, manager, salesperson, agent, technical support, sales or service representative, developer, or otherwise. Employee acknowledges that the Companies provide products and services to customers throughout the United States given the global scope of the internet and that a more limited territorial restriction on the non-competition provisions of this paragraph would not adequately protect the legitimate interests of the Companies. Notwithstanding anything contained herein to the contrary, nothing shall prevent the Employee from having a financial interest in a publically-traded competitor of HomeCom if that interest is in the form of ownership of less than five (5%) percent of the outstanding stock of such company.

         9. Employee Non-Solicitation. During the Non-Solicitation Period, Employee agrees that Employee shall not call upon, solicit, recruit, or assist others in calling upon, recruiting or soliciting any person who is or was an employee of the Companies, who is or was an employee of the Companies within 12 months of such solicitation or recruitment for the purpose of having such person terminate his employment with the Companies or work in any other corporation, association, entity, or business.

         10. Equitable Relief. The parties to this Agreement acknowledge that a breach by Employee of any of the terms or conditions of this Agreement will result in irrevocable harm to the Companies and that the remedies at law for such breach may not adequately compensate the Companies for damages suffered. Accordingly, Employee agrees that in the event of such breach, the Companies shall be entitled to injunctive relief or such other equitable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit the Companies's right to any remedies at law or equity, including the recovery of damages for breach of this Agreement.

         11. No Defense. The existence of any claim, demand, action or cause of action that Employee may have against the Companies, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Companies of any of the covenants contained in Sections, 7, 8, 9 10, 12, and 13 hereof (the "Non-Competition Sections"). For purposes of the Non-Competition Sections, Companies shall include HomeCom Communications, Inc., Insurance Resource Center, Inc., First Institutional Marketing, Inc., Premier Financial Services, Inc., FIMI Securities, Inc., All Things Financial, Inc. and their subsidiaries and affiliates.

         12.      Confidential Information.

                  (a) The Companies may disclose to Employee certain Trade Secrets and Confidential Information (defined below). Employee acknowledges and agrees that the Trade Secrets and Confidential Information are the sole and exclusive property of the Companies (or a third party providing such information to the Companies) and that the Companies or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right. Employee acknowledges and agrees that the disclosure of the Trade Secrets and Confidential Information to Employee does not confer upon Employee any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information. Employee may use the Trade Secrets and Confidential Information solely for the benefit of the Companies while Employee is employed or retained by the Companies. Except in the performance of services for the Companies, Employee will hold in confidence and not reproduce, distribute, transmit, reverse engineer, decompile, disassemble, or transfer, directly or indirectly, in any form, by any means, or for any purpose, the Trade Secrets or Confidential Information or any portion thereof. Employee agrees to return to the Companies, upon request by the Companies, the Trade Secrets and Confidential Information and all materials relating thereto.

                  (b) Employee's obligations under this Agreement with regard to the Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law. Employee acknowledges that its obligations with regard to the Confidential Information shall remain in effect while Employee is employed or retained by the Companies and for three (3) years thereafter. As used herein, "Trade Secrets" means the trade secrets of the Companies and its subsidiaries and affiliates as defined in the Georgia Trade Secrets Act. As used herein, "Confidential Information" means information of the Companies, other than Trade Secrets, and its subsidiaries and affiliates, its licensors, vendors, suppliers, customers or prospective licensors, vendors, suppliers or customers, that is of value to its owner and is treated as confidential, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers, future business plans, licensing strategies, advertising campaigns, information regarding executives and employees, and the terms and conditions of this Agreement.

                  (c) Employee acknowledges that existing or prospective customers of the Companies may be companies which are publicly traded and subject to various rules and regulations of the Securities and Exchange Commission. Employee acknowledges that the Companies has a policy that no one associated with the Companies may trade in securities of any customer of the Companies or the Companies themselves based on material, nonpublic information concerning the customer. Additionally, the Companies expressly forbids the unauthorized disclosure of any nonpublic information acquired by anyone associated with the Companies relating to a customer of the Companies. Employee shall notify the Companies prior to trading the securities of any customer or Securities of the Companies.

                  (d) Nothing contained herein shall be deemed to waive any of the Companies's rights or remedies under any applicable trade secrets acts, including, but not limited to, the Georgia Trade Secrets Act.

                  (e) Upon termination of employment for any reason, Employee shall return immediately to the Companies all documents, property, and other records of the Companies, and all copies thereof, within Employee's possession, custody or control, including but not limited to any materials containing any Trade Secrets or Confidential Information (as defined below) or any portion thereof.

         13. Ownership. For purposes of this Agreement, "Work Product" shall mean the data, materials, documentation, computer programs, inventions (whether or not patentable), and all works of authorship, including all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right, created or developed in whole or in part by Employee, whether prior to the date of this Agreement or in the future while employed by the Companies (whether developed during work hours or not) and which either (i) relate to the present or anticipated business, research, developments, tests, products, work or activities of the Companies or (ii) result from or are suggested by any work Employee may do for the Companies. All Work

Product shall be considered work made for hire by the Employee and owned by the Companies. If any of the Work Product may not, by operation of the law, be considered work made for hire by Employee for the Companies, or if ownership of all right, title, and interest of the intellectual property rights therein shall not otherwise vest exclusively in the Companies, Employee hereby assigns to the Companies, and upon the future creation thereof automatically assigns to the Companies, without further consideration, the ownership of all Work Product. The Companies shall have the right to obtain and hold in its own name copyrights, registrations, and any other protection available in the Work Product. Employee agrees to perform, during or after Employee's employment, such further acts as may be necessary or desirable to transfer, perfect, and defend the Companies's ownership of the Work Product that are reasonably requested by the Companies.

         14.      Termination Without Compensation.

                  (a) The Employment Term will terminate upon the Employee's written notice of his non-renewal of this Agreement, or upon the effective date specified in a letter of resignation from Employee to the Board of Directors of HomeCom.

                  (b) The Employment Term may also be terminated by HomeCom immediately upon prior written notice to the Employee upon the occurrence of any of the following:

                  (i) the commission by the Employee of any deliberate and premeditated act involving moral turpitude detrimental to the economic interests of HomeCom or one of the Companies; or

                  (ii)     the conviction of the Employee of a felony.

                  (c) The Employment Term may also be terminated by HomeCom upon thirty (30) days prior written notice to the Employee upon the occurrence of any of the following:

                  (i) the willful damage of a material nature directly caused by the Employee to HomeCom; or

                  (ii) Employee's gross negligence of a material nature in connection with the performance of his duties.

                  (d) Upon termination of the Employee's employment under subsections 14(a), (b), or (c) above, the parties hereto will be relieved of any further obligations hereunder from and after the effective date of such termination, except for any obligations set forth in Sections 7, 8, 9, and 10.

         15. Termination Without Cause. In the event the Employee's employment hereunder is terminated for any reason other than those specified in
Section 14(a), (b), or (c) above, (a)

HomeCom and the Companies shall pay to Employee, as severance compensation for such termination, within ten (10) days after the date of such termination, in the aggregate, the following sum:

                  (i) If such termination occurs during the first twenty-four (24) months of the initial term of this Agreement, Employee shall receive a lump sum amount equal to the balance of his Salary over the remaining months in the initial three (3) year term of this Agreement; or

                  (ii)     If such termination occurs during the last twelve
         (12) months of the initial term of this Agreement, or during any renewal term thereafter, Employee shall receive a lump sum amount equal to one (1) full years' Salary (according to Employee's most recent pay rate); and

(b) the Employee's rights and interests in all other Benefits in which Employee is then a participant (subject to the terms of such benefit plans), upon such termination, shall immediately vest in full and be exercisable by Employee without restriction.

         16. Change in Control. In the event HomeCom shall enter into discussions regarding a "change in control", as defined herein, of any of the Companies, HomeCom shall promptly advise Employee in writing of pendency of such discussions and discuss with Employee the material terms of any such "change of control" prior to making any commitments, whether written or oral, regarding a change in control. For purposes of this Section 13, a "change in control" of the Companies shall mean:

         (i) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition or beneficial ownership (as such term is defined under rules and regulations promulgated under the Securities Exchange Act of 1934, as amended) by any person or entity or any group of persons or entities acting in concert, of 50% or more of the outstanding shares of Common Stock of a Companies; or

         (ii) the replacement of a majority of the members of the Board of Directors (as constituted on the date of this Agreement) of a Companies, including Daniel A. Delity, David B. Frank and James Wm. Ellsworth; or

         (iii) the sale of all or substantially all of the assets of any Companies.

         17. Employee's Right to Terminate Upon Diminution of Title, Role or Compensation. In the event of a material negative change in the Employee's title, role, duties or compensation under this Agreement (as such title, role duties and compensation is set forth herein or in Exhibit "A" hereto) ("Material Negative Change"), Employee shall have sixty (60) days from the effective date of such Material Negative Change to notify the Companies in writing of such Material Negative Change stating in detail the basis for such Material Negative

Change and to advise HomeCom of his intent to terminate this Agreement, whereupon (a) HomeCom and the Companies shall have thirty (30) days to cure such Material Negative Change. In the event that HomeCom is unable to cure such Material Negative Change within thirty (30) days of such notice, HomeCom and the Companies shall in the aggregate pay to Employee as severance compensation for such termination, the following sum (such sum being payable in full to Employee within ten (10) days after the date of such written notice):

                  (i) If such Material Negative Change occurs during the first twenty-four (24) months of the initial term of this Agreement, Employee shall receive a lump sum amount equal to the balance of his Salary over the remaining months in the initial three (3) year term of this Agreement; or

                  (ii) If such Material Negative Change occurs during the last twelve (12) months of the initial term of this Agreement or during any renewal term thereafter, Employee shall receive a lump sum amount equal to one (1) full years' Salary (according to Employee's most recent pay rate); and

(b) the Employee's rights and interests in all other Benefits in which Employee is then a participant (subject to the terms of such benefit plans), upon such termination, shall immediately vest in full and be exercisable by Employee without restriction.

         18. Death of the Employee. If the Employee dies during the Employment Term, (a) this Agreement shall terminate, and (b) the Companies will pay to the Employee's estate the Employee's Salary through the end of the calendar month in which such death occurs. The HomeCom and Companies benefit plans in which Employee was a participant prior to his death shall vest in full upon his death and be exercisable by Employee's estate, subject to the terms of such benefit plans.

         19. Compliance with Securities Laws. Employee agrees to comply with all applicable state and federal securities laws, rules, and regulations, as may be in effect from time to time.

         20. Governing Law. The terms of this Agreement shall be governed by the laws of the State of Texas. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such Court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above Courts.

         21. Assignability. The Employee may not assign his interest in or delegate his duties under this Agreement. The rights and obligations of HomeCom hereunder may be assigned only by operation of law in connection with a merger in which HomeCom is not the surviving corporation or in connection with the sale of substantially all of the assets of HomeCom, and in the latter event such assignment shall not relieve HomeCom of its obligations hereunder.

         22. Indemnification of Employee as a Director and Officer of the Companies. HomeCom and each of the Companies hereby agree that they shall jointly and severally indemnify Employee to the fullest extent permitted by applicable law of, from and against all losses, costs, claims, judgments and expenses, as and when incurred by Employee by reason of his being or having been a director and/or an officer of HomeCom and the Companies; provided, however, no such indemnification shall be available to Employee for matters resulting from those matters referred to in Sections 14(b) or (c) above or arising from an indemnity claim in connection with the Merger Agreement. The indemnification provided for herein shall not be deemed exclusive of any other rights to which Employee may be entitled under any by-law, agreement, insurance policy, vote of shareholders or otherwise.

         23. Binding Effect. This Agreement shall be binding upon and inure to the benefit of HomeCom, its successors and assigns.

         24. Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective when either: (a) personally delivered to the intended recipient; (2) sent by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below; (3) delivered in person to the address set forth below for the party to which the notice was given; (4) deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, Emery or Purolator, addressed to such party at the address specified below; or (5) sent by facsimile, telegram or telex, provided that receipt for such facsimile, telegram or telex is verified by the sender and followed by a notice sent in accordance with one of the other provisions set forth above. Notices shall be effective on the date of delivery or receipt, of, if delivery is not accepted, on the earlier of the date that delivery is refused or three (3) days after the date the notice is mailed. For purposes of this Paragraph, the addresses of the parties for all notices are as follows (unless changes by similar notice in writing are given by the particular person whose address is to be changed):

                  If to the Employee, to _______________________________, Texas
         770____;

                  If to HomeCom or any Companies, to Fourteen Piedmont Center, Suite 100, 3535 Piedmont Road, Atlanta, GA 30305.

         25. Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended in any way except in writing by the parties hereto.

         26. Waiver. No waiver by the Companies of any breach by the Employee of this Agreement shall be construed to be a waiver as to succeeding breaches.

         27. Severability. In any provision or part of any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, such holding shall not affect the enforceability of any other provisions or parts thereof, and all other provisions and parts thereof shall continue in full force and effect.

         28. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on or as of the date and year first above written.

                                    HOMECOM:

                                    HOMECOM COMMUNICATIONS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    COMPANIES:

                                    FIRST INSTITUTIONAL MARKETING, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIMI SECURITIES, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PREMIER FINANCIAL SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ALL THINGS FINANCIAL, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EMPLOYEE:



                                    --------------------------------------------
                                    [Daniel A. Delity]
                                    [David B. Frank]
                                    [James Wm. Ellsworth]

                                   Exhibit __
                             Employment Agreement of
                                Daniel A. Delity


During the term of this Agreement, Mr. Delity shall serve as a Director and as the President and Chief Executive Officer of Premier Financial Services, Inc.; First Institutional Marketing Inc., an Oklahoma Corp; and All Things Financial Inc.; a Florida Corporation. As President and CEO Mr. Delity will serve as the most senior officer of each Corporation; exercising all of the powers granted the President by the Articles of Incorporation, Bylaws and Board of Directors of the Corporations. As President Mr. Delity will be responsible for and the ultimate authority regarding all of the business and affairs of the Corporations, subject to the ultimate authority of the Board of Directors as authorized by applicable law.

During the term of this Agreement, Mr. Delity shall serve as a Director and as the Executive Vice President of FIMI Securities, Inc. As Executive Vice President (EVP) Mr. Delity will serve as the second most senior officer of the Corporation; exercising all of the powers granted the Executive Vice President by the Articles of Incorporation, Bylaws and Board of Directors of the Corporations. In the event of a temporary disability of the President, during the term of this Agreement, Mr. Delity will act in the stead of the President. Mr. Delity's role as Executive Vice President will include such matters as are assigned by the President of the Corporation, subject to the ultimate authority of the Board of Directors as authorized by applicable law.

                                   Exhibit __
                             Employment Agreement of
                                 David B. Frank

During the term of this Agreement, Mr. Frank shall serve as a Director and as the President and Chief Executive Officer of FIMI Securities, Inc. As President and CEO, Mr. Frank will serve as the most senior officer of the Corporation; exercising all of the powers granted the President by the Articles of Incorporation, Bylaws and Board of Directors of the Corporation. As President, Mr. Frank will be responsible for and the ultimate authority regarding all of the business and affairs of the Corporation, subject to the ultimate authority of the Board of Directors as authorized by applicable law. Mr. Frank will serve as the General Securities Principal of the Corporation.

During the term of this Agreement, Mr. Frank shall serve as a Director and as the Executive Vice President of Premier Financial Services, Inc., First Institutional Marketing Inc., an Oklahoma Corp, and All Things Financial Inc. a Florida Corporation. As Executive Vice President, Mr. Frank will serve as the second most senior officer of the Corporation; exercising all of the powers granted the Executive Vice President by the Articles of Incorporation, Bylaws and Board of Directors of the Corporations. In the event of a temporary disability of the President, during the term of this Agreement, Mr. Frank will act in the stead of the President. Mr. Frank's role as Executive Vice President will include such matters as are assigned by the President of the Corporation, subject to the ultimate authority of the Board of Directors, as authorized by applicable law.

                                   Exhibit __
                             Employment Agreement of
                               James Wm. Ellsworth

During the term of this Agreement, Mr. Ellsworth shall serve as a Director and as the Executive Vice President, Secretary and Treasurer of Premier Financial Services, Inc.; First Institutional Marketing Inc., an Oklahoma Corp; All Things Financial Inc., a Florida Corporation; and FIMI Securities, Inc. As Executive Vice President, Secretary and Treasurer, Mr. Ellsworth will serve as the third most senior officer of the Corporations; exercising all of the powers and authority granted the Executive Vice President, Secretary and Treasurer by the Articles of Incorporation, Bylaws and Board of Directors of the Corporations. In the event of a temporary disability of any Senior Vice President, during the term of this Agreement, Mr. Ellsworth will act in the stead of such executive. Mr. Ellsworth's role as Executive Vice President will include such matters as are assigned by the President of the Corporations, subject to the ultimate authority of the Board of Directors, as authorized by applicable law. During the term of this Agreement, Mr. Ellsworth will serve as the Financial and Operations Principal of FIMI Securities, Inc.

                                   EXHIBIT "E"

                            NONCOMPETITION AGREEMENT


This Agreement is entered into this as of this _______ day of ________________________, 199___, by and between HomeCom Communications, Inc. (the "Parent") and ________________ ("Selling Shareholder").

WHEREAS, Selling Shareholder has owned a significant percentage of the common stock of, and managed, First Institutional Marketing, Inc. ("FIMI"), Premier Financial Services, Inc. ("Premier"), FIMI Securities, Inc. ("FIMI Securities") and All Things Financial, Inc. ("ATF") (collectively, the "FIMI Group") which have been engaged in the business of selling insurance products and securities directly and indirectly through commercial banking and other financial institutions and their customers ("the Business").

WHEREAS, the Parent and its affiliates have this date entered into an agreement and plan of merger to acquire all of the stock of FIMI Securities, and ATF from the Selling Shareholder and the two other shareholders of the FIMI Group (the "Acquisition Agreement") and to also acquire immediately following the consummation of the foregoing merger, by way of option to purchase, all the stock of FIMI and Premier;

WHEREAS, as a condition to the closing of such purchase, the Parent is requiring that the Selling Shareholder be obligated to enter into this Noncompetition Agreement; and

WHEREAS, Selling Shareholder has also been retained by Parent as an employee pursuant to that certain employment agreement between the Parent and the Selling Shareholder, dated of even date herewith (the "Employment Agreement").

NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, in the Acquisition Agreement and Employment Agreement, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.        Trade Secrets and Confidential Information.

         1.1 The FIMI Group and the Parent have disclosed to Selling Shareholder certain Trade Secrets and Confidential Information (defined below). Selling Shareholder acknowledges and agrees that the Trade Secrets and Confidential Information are the sole and exclusive property of Parent (or a third party providing such information to Parent) and that the FIMI Group or Parent or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right. Selling Shareholder acknowledges and agrees that the disclosure of the Trade Secrets and Confidential Information to Selling Shareholder does not confer upon Selling Shareholder any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information. Selling Shareholder may use the Trade Secrets and Confidential Information solely for the benefit of Parent and the FIMI Group while Selling Shareholder is employed or retained by Parent. Selling Shareholder will hold in confidence and not reproduce, distribute, transmit, reverse engineer, decompile, disassemble, or transfer, directly or indirectly, in any form, by any means, or for any purpose, the Trade Secrets or Confidential Information or any portion thereof. Selling Shareholder agrees to return to Parent, upon request by Parent, the Trade Secrets and Confidential Information and all materials relating thereto.

         1.2 Selling Shareholder's obligations under this Agreement with regard to the Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law. Selling Shareholder acknowledges that its obligations with regard to the Confidential Information shall remain in effect for three (3) years from the date hereof. As used herein, "Trade Secrets" means the trade secrets of the FIMI Group and Parent and its subsidiaries and affiliates all as defined in the Georgia Trade Secrets Act. As used herein, "Confidential Information" means information of the FIMI Group and Parent and its subsidiaries and affiliates, its licensors, suppliers, customers, or prospective licensors or customers, other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers, future business plans, licensing strategies, advertising campaigns, information regarding executives and employees, and the terms and conditions of this Agreement.

         1.3 Nothing contained herein shall be deemed to waive any of Parent's rights or remedies under any applicable trade secrets acts, including, but not limited to, the Georgia Trade Secrets Act.

Section 2. Customer Non-Solicitation. Selling Shareholder agrees that for a period of three (3) years from the date hereof ("Non-Solicitation Period"), Selling Shareholder shall not, on Selling Shareholder's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, solicit, contact, call upon, communicate with or attempt to communicate with any customer or immediate prospect of the FIMI Group or any representative of any customer or immediate prospect of the FIMI Group ("Material Contact"), with a view to sale or providing of any deliverable or service competitive or potentially competitive with any deliverable or service sold or provided or under development by the FIMI Group or Parent as of the date hereof. For the purposes of this agreement, "immediate prospect" is defined as an entity with which the FIMI Group is engaged in discussions that go beyond mere identification of the entity as a potential customer. At a minimum, included within this definition are such events as initial entity solicitation of the FIMI Group or initial FIMI Group solicitation of the entity. The actions prohibited by this paragraph shall not be engaged in by Selling Shareholder directly or indirectly, whether as manager, salesperson, agent, technical support, sales or service representative, developer, or otherwise.

Section 3. Non-Competition. Selling Shareholder agrees that during the non-Solicitation Period, Selling Shareholder shall not, within the United States, on Selling Shareholder's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, perform services substantially similar to the Business for any company or other entity. The actions prohibited by this paragraph shall not be engaged in by Selling Shareholder directly or indirectly, whether as manager, salesperson, agent, technical support, sales or service representative, developer, or otherwise. Selling Shareholder acknowledges that the FIMI Group and Parent provides products and services to customers throughout the United States given the global scope of the internet and that a more limited territorial restriction on the non-competition provisions of this paragraph would not adequately protect the legitimate interests of the FIMI Group and Parent.

Section 4. Selling Shareholder Non-Solicitation. During the Non-Solicitation Period, Selling Shareholder agrees that Selling Shareholder shall not call upon, solicit, recruit, or assist others in calling upon, recruiting or soliciting any person who is or was an employee of the FIMI Group or Parent who is or was an employee of the FIMI Group or Parent within twelve months of such solicitation or recruitment, for the purpose of having such person terminate his employment with the FIMI Group or Parent or work in any other corporation, association, entity or business.

Section 5. Equitable Relief; Profits. Selling Shareholder acknowledges that the covenants contained in Sections 1, 2, 3 and 4 hereof are reasonable and necessary to protect the legitimate interests of the Parent that the Parent would not have entered into the Acquisition Agreement or the Employment Agreement in the absence of such covenants, that any breach or threatened breach of such covenants will result in irreparable injury to the FIMI Group and Parent and that the remedy at law for such breach or threatened breach would be in adequate. Accordingly, Selling Shareholder agrees that the Parent shall, in addition to any other rights or remedies which either may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain Selling Shareholder from any breach or threatened breach of such covenants. In addition, Selling Shareholder shall account for and pay over to the Parent all compensation, profits, and other benefits, after taxes, received by or benefiting Selling Shareholder or any affiliate of Selling Shareholder resulting from any action or transaction constituting a breach of Sections 1, 2, 3, and 4 hereof.

Section 6.        Miscellaneous.

         6.1 Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the Selling Shareholder's obligations regarding noncompetition, nonsolicitation, and nondisclosure and non-use of Confidential Information and supersede all agreements, representations, warranties, statements, promises, and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered, or modified except by a writing signed by the parties.

         6.2 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

         6.3 Notices. All notices under this Agreement will be in writing and will be delivered by personal service, facsimile, telegram, telecopy or certified mail (postage prepaid) to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

         6.4 Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. None of the parties hereto may assign any of their rights or obligations under this Agreement without the prior written consent of all other parties hereto; provided, however, that the Parent may assign its rights under this Agreement in connection with a merger or consolidation involving the Parent a component entity of the Parent or Parent or in connection with a sale of substantially all of the Parent's assets, a component entity's assets, or Parent's assets (if such sale includes the goodwill associated therewith), or a similar business combination.

         6.5 Governing Law: Jurisdiction. This Agreement has been negotiated and entered into in the State of Texas and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of Texas. Any and all disputes between the parties which may arise pursuant to this Agreement will be heard and determined before an appropriate federal or state court located in Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         6.6 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder
         (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

         6.7 Attorney's Fees. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled to reasonable attorney's fees and expenses of counsel and costs incurred by reason of such proceeding.

         6.8 Representation. Selling Shareholder represents and warrants that he is not a party to any contract, agreement or understanding that would prohibit Selling Shareholder in any way from entering into and fully performing this Agreement.

         6.9 Headings. The headings in this Agreement are inserted only a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular section.

         6.10 Severability. This Agreement is intended to comply with all applicable provisions of Texas law (as in effect at the time this Agreement is sought to be enforced) so as to be consistent with Texas law, and to the extent that any provision of this Agreement is inconsistent with Texas law, this Agreement shall be read without giving effect to that provision. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the ,geographic area, or the scope of the prescribed activities covered by this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law.

         6.11 Agreement Negotiated. The parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof. As a consequence, the parties do not believe that any laws or rules relating to the interpretation of contracts against the drafter of an particular clause should be applied in this case and therefore waive its effects.

         6.12 Counterparts. This Agreement may be executed simultaneously in two or more counter-parts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Section 7. No Defense. The existence of any claim, demand, action or cause of action that Selling Shareholder may have against Parent, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by Parent of any of the covenants contained in Sections 1, 2, 3 and 4 hereof.

Section 8. Waiver. The waiver by one party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision by the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Noncompetition Agreement to be duly executed, as of the day and year first above written.




                                      ------------------------------------------
                                                        , an individual
                                      ------------------

                                      ------------------------------------------

                                      HOMECOM COMMUNICATIONS, INC.


                                      By:
                                         ---------------------------------------

                                      Its:
                                          --------------------------------------

                                                                      EXHIBIT F

                          _____________________, 1998



HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
Fourteen Piedmont Center, Suite 100
3535 Piedmont Road
Atlanta, Georgia 30305


Gentlemen:

         This firm has acted as counsel to Daniel A. Delity, James Wm. Ellsworth, and David B. Frank (the "Shareholders"), shareholders of Premier Financial Services, Inc., a Texas corporation ("Premier"), First Institutional Marketing, Inc., an Oklahoma corporation ("FIMI"), FIMI Securities, Inc., a Texas corporation ("FIMI Securities"), and All Things Financial, Inc., a Florida corporation ("ATF") (collectively, the "Corporations"), in connection with the exchange of all of the issued and outstanding capital stock of FIMI Securities and ATF for certain shares of the capital stock of HomeCom (the "Merger Transaction"), pursuant to the terms of the Agreement and Plan of Merger by and among the HomeCom, FIMI Securities Acquisition Corp., Inc. and ATF Acquisition Corp., Inc. and the Shareholders dated November _____, 1998 (the "Transaction Document"), and in connection with the grant by the Shareholders to HomeCom of an option to acquire all of the shares of capital stock of Premier (the "Premier Option Transaction") and FIMI (the "FIMI Option Transaction"), and certain other documents executed by the parties contemporaneously therewith ("Ancillary Transaction Documents"). The stock of each of the Corporations which are the subject to the Merger Transaction, the Premier Option Transaction and the FIMI Option Transaction are herein collectively called the "Stock." This Opinion Letter is furnished to you pursuant to Section 7.1(vii) of the Transaction Document. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Transaction Document. It is our understanding that HomeCom is represented by Raymond L. Moss, Esq., an attorney with the law firm of Sims Moss Kline & Davis, L.L.P., Atlanta, Georgia, and that such attorney is duly authorized to practice law in the State of Georgia and has served as counsel for HomeCom in connection with the transaction evidenced by the Transaction Document and the Ancillary Transaction Documents.

         In connection with our representation of the Shareholders, we have assisted the Shareholders in connection with the preparation, execution and delivery of the Transaction Document and the Ancillary Transaction Documents and are familiar with the certain steps taken by the Shareholders in connection therewith. We participated in the preparation of the Transaction Document and the Ancillary Transaction Documents.

         We have made such inquiry of the Shareholders and have examined such corporate and other records, documents, agreements and instruments, certificates of officers of the Corporations and of public officials and have examined such questions of law as we have deemed necessary for the purposes of this Opinion Letter. In rendering our opinions, we have relied, as to all questions of fact material to these opinions, upon certificates of public officials and officers of the Corporations. We have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, whether certified or not.

         This Opinion Letter is governed by, and should be interpreted in accordance with, the Legal Opinion Accord ("Accord") of the ABA Section of Business Law (1991). As a consequence, this Opinion Letter is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord. This Opinion Letter should be read in conjunction with the Accord. Regardless of the states in which members of this firm are licensed to practice, the law covered by the opinions expressed herein is limited to the Federal Law of the United States and the laws of the State of Texas.

         In addition, in rendering our opinions, we have reviewed and are relying on the following documents:

         (A)      The Transaction Document;

         (B) The Ancillary Transaction Documents listed on Exhibit "A" attached hereto;

         (C) The corporate minute books of FIMI, FIMI Securities, ATF and Premier, to wit, their respective articles of incorporation, bylaws, and the minutes of the board of directors and shareholders contained therein;

         (D) A Certificate dated as of the date hereof executed by the Shareholders affirming certain factual matters related to each of FIMI, FIMI Securities, ATF and Premier, and as to the Merger, the Premier Option Transaction and the FIMI Option Transaction; and

         (E) A Certificate from the Secretaries of State of Texas, Oklahoma and Florida indicating that each of FIMI, FIMI Securities, ATF and Premier are duly incorporated and validly existing.

The documents identified in clauses (A) through (E) above are collectively herein referred to as the "Documents."

         In rendering these opinions, we have assumed the following to be true:

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 3


                  (1) The authenticity and completeness of all Documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies;

                  (2) Regarding Documents executed by parties, that such parties (if they are corporations) have the corporate power to enter into and perform all obligations under those Documents, the due authorization by all requisite corporate action of the execution, delivery, and performance of the Documents by such parties (if they are corporations);

                  (3) Physical delivery of the Documents where delivery is a prerequisite to their enforceability;

                  (4) The legal competency and capacity of all natural persons; and

                  (5) That the law of the State of Georgia, which governs certain of the Documents, is identical to the law of the State of Texas, where we are solely licensed to practice law.

We also assume that the Certificates from public officials and the records upon which they are based are accurate and complete.

         Based on the foregoing, and in reliance on and subject to the assumptions, qualifications, exceptions, and limitations set forth in the letter, we are of the opinion that:

         1. Assuming the authenticity of each of the corporate minute books of the Corporations, and based upon the Certificate of the Shareholders, Shareholders own all of the issued and outstanding Stock of the Corporations, and upon the delivery thereof to HomeCom upon the consummation of the Merger Transaction, the Premier Option Transaction and the FIMI Option Transaction, HomeCom will acquire the title thereto.

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 4


         2. The Stock has been validly issued, is fully paid, non-assessable and free of conflict with any preemptive rights of stockholders under the articles of incorporation or bylaws of each of the Corporations, in each case as amended to date or, to our knowledge, any other agreement by which any Corporation is bound.

         3. FIMI is a corporation organized and validly existing under the laws of the State of Oklahoma. Assuming Oklahoma corporate law is identical to that of Texas, FIMI has all requisite power and authority to own and operate its business as presently conducted and to own and hold the assets and properties used in connection therewith.

         4. FIMI Securities is a corporation organized and validly existing under the laws of the State of Texas. FIMI Securities has all requisite power and authority to own and operate its business as presently conducted and to own and hold the assets and properties used in connection therewith.

         5. ATF is a corporation duly organized and validly existing under the laws of the State of Florida. Assuming Florida corporate law is identical to that of Texas, ATF has all requisite power and authority to own and operate its business as presently conducted and to own and hold the assets and properties used in connection therewith.

         6. Premier is a corporation duly organized and validly existing under the laws of the State of Texas. Premier has all requisite power and authority to own and operate its business as presently conducted and to own and hold the assets and properties used in connection therewith.

         7. The Transaction Document and the Ancillary Transaction Documents to which the Shareholders are parties have been duly executed and delivered by the Shareholders and constitute the valid and binding obligations of the Shareholders enforceable in accordance with their respective terms (except as otherwise limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights).

         8. To our knowledge, except for those matters disclosed in the Transaction Document, the Ancillary Transaction Documents, or the schedules or exhibits attached thereto, there is no litigation or legal proceeding pending or threatened against any of the Corporations.

         9. Except for the 499 shares of non-voting capital stock of First Institutional Marketing of Ohio, Inc., an Ohio corporation, which are owned by FIMI Securities, none of the

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 5


Corporations own any shares of capital stock of, or controls, directly or indirectly, any other corporation.

         10. Based solely on the accuracy of the information contained in the corporate minute book and stock ledger of FIMI Securities, and on the Certificate of the Shareholders described above, FIMI Securities' authorized capital stock consists of 1,000,000 shares of common stock, no par value per share ("FIMI Securities Common Stock"), of which 930 shares are issued and outstanding on the date hereof and all shares of FIMI Securities Common Stock are being exchanged for HomeCom stock pursuant to the consummation of the transactions evidenced by the Transaction Document. To the best of our knowledge and except as contemplated by the Transaction Document, FIMI Securities has no options, warrants or rights to purchase or acquire shares of its capital stock, authorized, issued or outstanding. To the best of our knowledge, there are no preemptive rights with respect to the issuance or sale of FIMI Securities' capital stock, and no restrictions on transfer of the shares of FIMI Securities Common Stock, other than those imposed by FIMI Securities' articles of incorporation and by relevant federal and state securities laws.

         11. Based solely on the accuracy of the information contained in the corporate minute book and stock ledger of ATF, and on the Certificate of the Shareholders described above, ATF's authorized capital stock consists of 10,000 shares of common stock, $1.00 par value per share ("ATF Common Stock"), of which 930 shares are issued and outstanding on the date hereof and all shares of ATF Common Stock are being exchanged for HomeCom stock pursuant to the consummation of the transactions evidenced by the Transaction Document. To the best of our knowledge and except as contemplated by the Transaction Document, ATF has no options, warrants or rights to purchase or acquire shares of its capital stock, authorized, issued or outstanding. To the best of our knowledge, there are no preemptive rights with respect to the issuance or sale of ATF capital stock, and no restrictions on transfer of the shares of ATF Common Stock, other than those imposed by ATF's articles of incorporation and by relevant federal and state securities laws. The opinions stated in this paragraph are subject to the assumption that Florida corporate law is identical to the corporate law of the State of Texas.

         12. Based solely on the accuracy of the information contained in the corporate minute book and stock ledger of FIMI, and on the Certificate of the Shareholders described above, FIMI's authorized capital stock consists of 10,000 shares of common stock, no par value per share ("FIMI Common Stock"), of which 930 shares are issued and outstanding on the date hereof, and all shares of FIMI Common Stock are subject to the FIMI Option Transaction in favor of HomeCom.

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 6



To the best of our knowledge and except as contemplated by the documents evidencing the FIMI Option Transaction, FIMI has no options, warrants or rights to purchase or acquire shares of its capital stock, authorized, issued or outstanding. To the best of our knowledge, there are no preemptive rights with respect to the issuance or sale of FIMI's capital stock, and no restrictions on transfer of the shares of FIMI Common Stock, other than those imposed by FIMI's articles of incorporation and by relevant federal and state securities laws. The opinions stated in this paragraph are subject to the assumption that Oklahoma corporate law is identical to the corporate law of the State of Texas.

         13. Based solely on the accuracy of the information contained in the corporate minute book and stock ledger of Premier, and on the Certificate of the Shareholders described above, Premier's authorized capital stock consists of 100,000 shares of common stock, $1.00 par value per share ("Premier Common Stock"), of which 930 shares are issued and outstanding on the date hereof and all shares of Premier Common Stock are subject to the Premier Option Transaction in favor of HomeCom. To the best of our knowledge and except as contemplated by the documents evidencing the Premier Option Transaction, Premier has no options, warrants or rights to purchase or acquire shares of its capital stock, authorized, issued or outstanding. To the best of our knowledge, there are no preemptive rights with respect to the issuance or sale of Premier capital stock, and no restrictions on transfer of the shares of Premier Common Stock, other than those imposed by Premier's articles of incorporation and by relevant federal and state securities laws.

         14. The execution, delivery and performance by each of Premier, FIMI, FIMI Securities, and ATF of the Documents to which they are a party have been duly authorized and approved by all respective necessary corporate action; and the Documents to which they are a party constitute valid and binding obligations of each of Premier, FIMI, FIMI Securities, and ATF, as the case may be, and each is enforceable in accordance with their respective terms. Except for any violations of applicable state insurance laws and regulations and federal securities laws, the execution, delivery and performance of the Documents to which any Corporation is a party will not violate any existing provision of law and will not conflict with, or result in a breach of any of the terms of, or constitute a default under the articles of incorporation or bylaws, each as amended to date, of each of Premier, FIMI, FIMI Securities, and ATF, as the case may be, or of any contract, agreement or any other instrument known to us to which each of Premier, FIMI, FIMI Securities, and ATF is now a party or by which it may be bound.

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 7



         15. Except for actions which may be in violation of applicable state insurance laws and regulations and federal securities laws, no authorization, consent or approval or other order of or filing with any governmental agency or body or regulatory authority, is required for the valid authorization, execution, delivery and performance by each of Premier, FIMI, FIMI Securities, and ATF of the Documents to which a Corporation is a party.

         The opinions expressed in this letter are qualified to the extent that the validity, binding effect, or enforceability of the Documents may be limited or affected by the Accord and by the following:

                  (1) Bankruptcy, insolvency, reorganization, rearrangement, liquidation, conservatorship, moratorium, fraudulent conveyance, equity of redemption, or other similar statutes, laws, rules of law, or court decisions now or hereafter in effect affecting the rights of creditors or the collection of debtors' obligations generally;

                  (2) General principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and public policy under applicable law, including among other things, implied obligations of materiality, reasonableness, good faith, and fair dealing, and equitable principles that may limit or prohibit the specific enforceability of some remedies, covenants, or other provisions of the Documents or that may limit or prohibit the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

                  (3) Procedural requirements to be complied with at the time of enforcement, not otherwise reflected in the Documents, that may restrict or condition rights and remedies otherwise therein stated to be available.

         This Opinion Letter is provided to you as a legal opinion and not as a guarantee of the matters discussed herein. Our opinions are limited to the matters expressly stated herein, and no other opinions may be implied or inferred.

         These opinions are rendered as of the date set forth above.

         The opinions herein have been furnished to the addressees at HomeCom's request and are solely for the benefit of the addressees in connection with the Merger Transaction, the Premier

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 8




Option Transaction and the FIMI Option Transaction, and may not be relied upon by any other person or furnished to anyone else for any purpose whatsoever, without the prior written consent of the undersigned.

         This Opinion Letter is rendered as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any changes in, or any new developments which might affect, any matters or opinions set forth herein which occur after the date of this Opinion Letter, or to otherwise communication with you with respect to the matters addressed herein.

         No opinion is given or expressed, nor should any opinion be inferred or implied as to: (i) the financial ability of a Shareholder to satisfy its obligations under any Document; (ii) the truthfulness, completeness or accuracy of any reports, plans, documents, financial statements, or other matters furnished to HomeCom or its agents or representatives by the Shareholders or any Corporation, or by any other party acting by, for or at the direction of a Shareholder or a Corporation, and (iii) the truthfulness, completeness or accuracy of any representation, warranty, certification or statement by Shareholders in the Transaction Document or any other Document.

         The use of the works "to our knowledge" or "known to this Firm" means that during the course of our representation as described herein, no information has come to the attention of the attorneys involved in the transactions described herein that could give such attorneys actual knowledge of the existence of the documents or facts so qualified. This firm has undertaken no investigation to determine the existence of such documents or facts, and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise.

         We have not examined, and we do not opine, as to the law of any other jurisdiction, whether applicable directly or through Texas law. We are qualified to practice law only in the State of Texas and we do not purport to be experts on or express any opinion herein concerning any law other than the laws of the State of Texas and the federal law of the United States, and especially we express no opinion concerning the law of the State of Georgia which governs all of the Documents except for the Employment Agreements, the Non-Competition Agreements, the documents evidencing the Premier Option Transaction and the FIMI Option Transaction.

                                    Very truly yours,

                                    STUMPF FALGOUT CRADDOCK & MASSEY,
                                        a professional corporation

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 9




                                   EXHIBIT "A"



1. Escrow Agreement between HomeCom, FIMI Securities Acquisition Corp., Inc. ("Securities Acq. Corp."), ATF Acquisition Corp., Inc. ("ATF Acq. Corp."), and each of the Shareholders, dated of even date herewith;

2. Pledge and Security Agreement between the Shareholders, as pledgors, and HomeCom, Securities Acq. Corp. and ATF Acq. Corp., as pledgees, covering the shares of HomeCom stock placed in escrow by the Shareholders pursuant to the Escrow Agreement in "A" above, as security for the Shareholders' indemnification obligations under the Transaction Document

3. Three (3) Promissory Notes between HomeCom and each of the Shareholders, dated of even date herewith, evidencing the "Shelby Smith Loans" as defined in the Documents;

4. Security Agreements - Pledge between HomeCom and each of the Shareholders, dated of even date herewith to secure the promissory notes in "C" above;

5. Employment Agreements between HomeCom and each of the Shareholders, dated of even date herewith;

6. Non-Competition Agreements between HomeCom and each of the Shareholders, dated of even date herewith;

7. Loan Agreement between FIMI Securities, as lender, and Premier, as borrower, dated of even date herewith;

8. Promissory Note from Premier, payable to FIMI Securities, dated of even date herewith;

9. Security Agreement between Premier, as debtor, and FIMI Securities, as secured party, dated of even date herewith;

10. License Agreement from FIMI Securities in favor of Premier, dated of even date herewith;

11. Stock Option Agreement and Irrevocable Proxies from the Shareholders in favor of HomeCom, dated of even date herewith, covering all of the Shareholders' stock in Premier;

HomeCom Communications, Inc.
FIMI Securities Acquisition Corp., Inc.
ATF Acquisition Corp., Inc.
_____________________, 1998
Page 10



12. Loan Agreement between FIMI, as lender, and FIMI Securities, as borrower, dated of even date herewith;

13. Promissory Note from FIMI payable to FIMI Securities, dated of even date herewith;

14. Security Agreement from FIMI, as debtor, in favor of FIMI Securities, as secured party, dated of even date herewith;

15. License Agreement from FIMI Securities in favor of FIMI, dated of even date herewith;

16. Stock Option Agreement and Irrevocable Proxies from the Shareholders in favor of HomeCom, dated of even date herewith, covering all of the Shareholders' stock in FIMI;

                                  EXHIBIT "G-1"


                                 LOAN AGREEMENT


     This Agreement is made and entered into by and between FIMI SECURITIES, INC. ("FIMI"), and PREMIER FINANCIAL SERVICES, INC. ("Premier"), hereinafter collectively referred to as the "Parties".


FIMI AND PREMIER HEREBY AGREE AS FOLLOWS:

                                    ARTICLE 1

                                    RECITALS

1.1 Premier is a Texas corporation licensed as a life insurance and variable contract insurance agent in Texas.

1.2 HomeCom Communications, Inc. has acquired an option to purchase the stock of Premier, and FIMI wishes to provide funding for continual operations.


                                    ARTICLE 2

                                  TERMS OF LOAN

2.1 Pursuant to Section 7.1 of the Agreement and Plan of Merger, dated as of _______________, 1998, the Parties agree to enter into a multiple advance loan with open end credit up to an aggregate principal amount of ____________ Dollars ($___________.00), ("Principal Sum"), whereby FIMI, under the terms and conditions of this Agreement, agrees to provide certain funds necessary for Premier's operations, which in the aggregate does not exceed the Principal Sum ("Advance"), and Premier promises to repay such advances under the terms and conditions of this Agreement and the Promissory Note.

2.2 Each Advance by Premier to FIMI shall be made pursuant to the terms and conditions of the Promissory Note attached as Exhibit A, ("Promissory Note").

2.3 The minimum amount of any one Advance shall be _____________ and No/100 Dollars ($_______.00).

                                    ARTICLE 3

                                SECURITY INTEREST

3.1 Premier hereby gives FIMI a security interest in any and all of Premier's assets, including, but not limited to, receivables, which it currently owns or may own in the future.

3.2 Premier hereby agrees that a copy of this agreement may be filed as a security agreement or at FIMI's option, Premier will execute an UCC-1 Financing Statement in order to secure the above interests for the benefit of FIMI.


                                    ARTICLE 4

                    EFFECTIVE, MATURITY AND TERMINATION DATES

4.1 This Agreement shall be effective as of ______________________, and shall continue in effect for one (1) year through December 31, 19__.

4.2 This Agreement shall automatically renew for a period of one (1) calendar year, unless terminated under the terms and conditions of this Agreement.

4.3 This Agreement may be terminated by thirty (30) days prior written notice by FIMI or ninety (90) days written notice by Premier. Termination of this Agreement, however, will not release either Party from its obligations under the terms of this agreement and/or any Promissory Note, which is then unpaid, in whole or in part, as to either principal or interest.


                                    ARTICLE 5

                              AUTHORITY TO CONTRACT

5.1 Premier is a business corporation duly organized in the State of Texas, validly existing and in good standing under the laws thereof and has full power and authority to enter into this Agreement and carry out its terms. The undersigned officer of ________ has the authority to execute the Agreement on behalf of Premier.

5.2 FIMI is a business corporation duly organized in the State of Texas, validly existing and in good standing under the laws thereof and has full power and authority to enter into this Agreement and carry out its terms. The undersigned officer of ________ has the authority to execute the Agreement on behalf of FIMI.

                                    ARTICLE 6

                              WARRANTIES BY PREMIER

6.1 Premier will provide FIMI with quarterly unaudited financial statements, which shall include:

         (A)      a balance sheet;

         (B)      a profit and loss statement; and

         (C) a listing and an aging of accounts receivable and accounts payable.

6.2 Premier agrees not to pay any investor, shareholder, officer, or employee, any principal or interest on any investment made in or to Premier, whether by purchase of stock, sale of stock, or loan, made directly or indirectly, or to incur any liability outside the normal course of business as a life insurance and variable contract agent until such time as all Promissory Notes issued pursuant to this Agreement have been paid in full as to both principal and interest.


                                    ARTICLE 7

                                     DEFAULT

7.1 The Parties agree that failure to comply with any portion of the terms and conditions of this Agreement or any Promissory Note is considered default. Where Premier is in default, FIMI may deem itself unsecured and at anytime thereafter declare all obligations secured hereby to be due and payable and shall have all rights and remedies of a secured party as applicable under state law.

7.2 In the event that one or more default shall occur, and in the event that thereafter a Promissory Note is placed in the hands of an attorney for collection, or in the event that a Promissory Note is collected in whole or in part through legal proceedings of any nature, then in any such case, there shall be added to the unpaid principal balance of that Promissory Note, all costs of collection, including but not limited to attorney's fees and all expenses incurred in connection with the enforcement of any of the rights of FIMI pursuant to its security interest, on account of such collection, whether or not suit is filed.

                                    ARTICLE 8

                                     WAIVER


8.1 FIMI reserves the right of waivers and amendments under this Agreement and the Promissory Note. No delay on the part of FIMI in the exercise of any right, power or remedy and no course of dealing with respect thereto shall operate as a waiver. Nor shall any single or partial exercise of any right, power or remedy preclude further exercise, or the exercise of any other right, power or remedy. No provision of this Agreement or of the Promissory Note will be deemed a waiver or amendment unless such action is in writing and signed by both Parties.


                                    ARTICLE 9

                            MISCELLANEOUS PROVISIONS

9.1 The obligations and undertakings of the Parties to this Agreement shall be performed in Harris County, Houston, Texas, and shall be governed by the laws of the State of Georgia. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

9.2 This Agreement supersedes all previous loan agreements, if any, whether written or oral, between the Parties.

9.3 No amendments to or modifications of this Agreement shall be valid unless made in writing and executed by the Parties in the form of an amendment to this Agreement.

9.4 This Agreement with the attached Promissory Note constitutes the entire Agreement between the Parties.

9.5 Premier may not assign its rights or obligations under this Agreement in whole or in part without the prior written consent of FIMI. FIMI may assign its rights or obligations to one of its subsidiaries or affiliates upon notice to Premier.

9.6 FIMI has the right to make or cause to be made reasonable entry upon and inspection of property held as collateral under this Agreement during normal business hours.

9.7 Each Party agrees to perform any further acts, and execute and deliver any further documents, which may be reasonably necessary to carry out the provisions of this Agreement.

9.8 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four
(4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:


                    FIMI SECURITIES, INC.
                    Fourteen Piedmont Center, Suite 100
                    3535 Piedmont Road
                    Atlanta, Georgia   30305
                    Attn:  Harvey Sax
                    Facsimile:  (404) 237-3060

With a copy to:     SIMS MOSS KLINE & DAVIS, LLP
                    400 Northpark Town Center, Suite 310
                    1000 Abernathy Road, N.E.
                    Atlanta, Georgia   30328
                    Attn:  Raymond L. Moss, Esq.
                    Facsimile:  (770) 481-7210

And

                    PREMIER FINANCIAL SERVICES, INC.

                    --------------------------------

                    --------------------------------

                    Attn:
                          --------------------------

                    Facsimile:
                               ---------------------


    With a copy to:
                    --------------------------------

                    --------------------------------

                    --------------------------------

                    Attn:
                          --------------------------

                    Facsimile:
                               ---------------------

9.9 All caption headings are intended to be for purposes of reference only and do not affect the substance of the articles or paragraphs to which they refer.

9.10 Whenever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and any term stated in either the masculine, the feminine or the neuter gender, shall include the masculine, the feminine and the neuter gender.

9.11 In the event that any of the provisions, or portions thereof, of this Agreement are held to be illegal, invalid or unenforceable by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         EXECUTED this ______ day of ____________, 1998


                                 FIMI SECURITIES, INC.



                                 By:
                                    --------------------------------

                                                          , President
                                    ----------------------


                                 PREMIER FINANCIAL SERVICES, INC.



                                 By:
                                    --------------------------------
                                    Daniel A. Delity, President

                                  EXHIBIT "G-2"


                               SECURITY AGREEMENT

--------------------------------------------------------------------------------

                                    ARTICLE 1

                                GENERAL RECITALS


     1.1. IDENTIFICATION OF PARTIES: This is a pledge agreement between PREMIER FINANCIAL SERVICES, INC., a Texas corporation, ("Debtor") and FIMI SECURITIES, INC., a Texas corporation, ("Secured Party").

     1.2. DEBT: Debtor is indebted to Secured Party, as evidenced by that certain Promissory Note of______________, 1998 in the principal sum of $__________, ("Promissory Note").

     1.3. NATURE OF AGREEMENT: In connection with Section 7.1 of the Agreement and Plan of Merger, dated as of November _______, 1998, Debtor and Secured Party desire that Debtor grant to the Secured Party a security interest in the Collateral described in Paragraph 2.2 of this Agreement as collateral for Debtor's performance of the terms and conditions of the Promissory Note and other obligations set forth in this Agreement.

         THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the Debtor and Secured Party agree as follows:


                                    ARTICLE 2

                                     PLEDGE

     2.1. SECURITY INTEREST: Debtor creates and grants to the Secured Party a security interest in the Collateral described in Paragraph 2.2 of this Agreement to secure the payment and performance of the obligations of Debtor to the Secured Party set forth in Paragraph 2.3 of this Agreement.

     2.2. DESCRIPTION OF COLLATERAL: This Agreement creates a security interest in favor of Secured Party in the cash, accounts receivables, currently existing and hereinafter created.

     2.3. OBLIGATIONS SECURED: The security interest created by this Agreement secures the following:

          (a). Payment of the indebtedness evidenced by, and performance and discharge of every covenant, condition, and agreement contained in the Promissory Note, and any and all modifications, extensions, or renewals of the Promissory Note.

          (b). Performance and discharge of every obligation, covenant, and agreement of Debtor contained in this Agreement.

     2.4. WARRANTY AND REPRESENTATIVE OF DEBTOR: Debtor warrants and represents that the Collateral is free and clear of any security interests, liens, restrictions, or encumbrances, other than the security interest created by this Agreement, and that Debtor has full right and power to transfer the Collateral to the Secured Party free and clear of any interest described in this paragraph, and to enter into and carry out this Agreement.


                                    ARTICLE 3

                                     DEFAULT

     3.1. OCCURRENCE OF DEFAULT: As used in this Agreement, "Occurrence of Default" shall be any or all the following:

          (a). The failure of Debtor punctually and completely to observe, keep, or perform any covenant, agreement, or condition required by this Agreement.

          (b). The failure of Debtor punctually to pay the indebtedness evidenced by the Promissory Note in accordance with its terms.

          (c). Consent by Debtor to the appointment of a receiver or liquidator of Debtor or any substantial portion of Debtor's assets.

          (d). The seizure by a receiver, trustee, or other officer appointed by any court, or by any sheriff, marshal, or other similar governmental officer, under color of legal authority, or any substantial portion of the assets of Debtor and holding possession of the assets for a period of thirty (30) days.

          (e). The assumption of jurisdiction, custody, or control of any of the assets of Debtor under the provisions of any presently existing or future law providing for reorganization, dissolution, liquidation, or winding up of corporations or other legal entities, if Debtor has not been restored to custody and control of the assets within thirty (30) days after the date of the assumption.

          (f). If a final judgment for the payment of money shall be rendered against Debtor and, within thirty (30) days after the entry of the judgment, it has not been discharged or execution of the judgment has not been stayed pending appeal, or if, within thirty (30) days after the expiration of any stay, the judgment has not been discharged.

     3.2. RIGHTS OF SECURED PARTY UPON OCCURRENCE OF DEFAULT: On any Occurrence of Default, the Secured Party may foreclose the security interest in either of the following ways:

          (a). Retention of Collateral: Provided that the Secured Party gives notice to the Debtor, and the Debtor fails to object within twenty-one (21) days of receipt of such notice, the Secured Party may retain in satisfaction of Debtor's obligation that portion of the Collateral that has a "fair value," as defined in Paragraph 3.3, equal to the amount of indebtedness that the Debtor has failed to pay in accordance with the terms of the Promissory Note and this Agreement.

          (b). Sale of Collateral: Subject to the provisions of Section 9.504 of the Texas Business and Commerce Code, the Secured Party may instruct the Escrow Agent to offer the Collateral at a public or private sale after ten (10) days' written notice to Debtor

         3.3. FAIR VALUE OF COLLATERAL: As used in this Agreement, "fair value" of the Collateral shall be the value determined by agreement of the parties or their successor in interest or if no such mutual determination by independent appraisal.


                                    ARTICLE 4

                     RELEASE AND SUBSTITUTION OF COLLATERAL

         4.1. RELEASE OF COLLATERAL: Debtor shall, upon each anniversary date of this Agreement, be entitled to a release of Collateral to the extent of all principal paid to Secured Party pursuant to the Promissory Note during the year preceding the anniversary date of this Agreement.


                                    ARTICLE 5

                                  MISCELLANEOUS

     5.1. NO WAIVER OF RIGHT OF REMEDIES: No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

     5.2. SEVERABILITY: Should any one or more of the provisions of this Agreement be determined to illegal or unenforceable, all other provisions of this Agreement shall be valid, binding, and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

     5.3 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

         If to Debtor:              Premier Financial Services, Inc.

                                    --------------------------------

                                    --------------------------------
                                    Attn:
                                          --------------------------

                                    Facsimile:
                                              ----------------------

         With a copy to:
                                    --------------------------------

                                    --------------------------------

                                    --------------------------------

                                    Attn:
                                          --------------------------

                                    Facsimile:
                                              ----------------------

         If to Secured Party:       FIMI Securities, Inc.
                                    Fourteen Piedmont Center, Suite 100
                                    3535 Piedmont Road
                                    Atlanta, Georgia   30305
                                    Attn:  Harvey Sax
                                    Facsimile:  (404) 237-3060

         With a copy to:            Sims Moss Kline & Davis, LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia   30328
                                    Attn:  Raymond L. Moss, Esq.
                                    Facsimile:  (770) 481-7210

     5.4. ASSIGNMENT OF SECURED PARTY: This Agreement and the Security Interest created by this Agreement shall be assignable by the Secured Party, and shall inure to the benefit of Secured Party's heirs, executors, or administrators, and shall be binding upon the Debtor and his or her heirs, executors, administrators, legal representatives, successors, and assigns.

     5.5. CHOICE OF LAW: It is the intention of the parties that the laws of Georgia should govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

     5.6. PARAGRAPH HEADINGS: Paragraph and other headings contained in this Agreement are for purposes of reference and convenience only and shall not affect in any way the meaning of this Agreement or its interpretation.

     5.7. INTEGRATED AGREEMENT: This Agreement constitutes the entire Agreement between the parties, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth or provided for in this Agreement.

         DATED:                     , 1998
               ---------------------


                                 SECURED PARTY:

                                 FIMI SECURITIES, INC.



                                 By:
                                    ----------------------------------



                                 DEBTOR:

                                 PREMIER FINANCIAL SERVICES, INC.



                                 By:
                                    ----------------------------------
                                    Daniel A. Delity, President

                                 EXHIBIT "G-3"

                                PROMISSORY NOTE


         $___________________                            Date: ________________


         FOR VALUE RECEIVED, Premier Financial Services, Inc., a Texas corporation (hereafter referred to as "Maker"), promises to pay to the order FIMI Securities, Inc., a Texas corporation (hereafter referred to as "Payee"; Payee and any subsequent holder(s) hereof being hereinafter referred to collectively as "Holder"), at the office of Payee at ________________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of _____________ and No/100 Dollars ($_______________.00) or so much thereof as may be disbursed hereunder, together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of each advance of principal, at the rates hereinafter set forth, in lawful money of the United States of America.

         PRINCIPAL DUE ON DEMAND. The principal sum provided herein shall be due and payable to Holder in accordance with the following schedule:

         INTEREST. The interest provided herein shall be paid in the following manner: From and after the date hereof (until maturity, whether by acceleration or otherwise) interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of _______________ points (______) in excess of "Prime Rate," as hereinafter defined, and shall be computed on the daily outstanding principal balance hereunder on the basis of a 360-day year. For purposes of this Note the term Prime Rate shall mean the interest rate established by _______________________ ("Bank") from time to time in its sole discretion as its prime-lending rate. The Prime Rate may not be the lowest rate available from the Bank. Loans from the Bank may be priced at, above or below the Prime Rate. The Prime Rate as of the date hereof is _____________ percent (______%) on the basis of a 360-day year; accordingly, the interest rate herein expressed in simple interest terms as of the date hereof is ___________ percent (____%) per 360-day year. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate is publicly announced. In the event that Bank, during the term hereof, shall abolish or abandon the practice of publishing a prime rate, or should the same become unascertainable, Holder shall designate a comparable reference rate, which shall be deemed to be the Prime Rate hereunder. Interest shall be computed on a 360-day year simple interest basis.

         All accrued and unpaid interest at said rate shall be due and payable monthly, commencing on the first day of the first month after the date hereof and continuing on the same day of each month thereafter until the entire principal balance hereof, together with all accrued but unpaid interest, has been paid in full.

         PREPAYMENT. This Note may be prepaid in whole or in part by Maker without premium or penalty.

         EVENT OF DEFAULT. It is hereby expressly agreed that should any default be made in the payment of principal or interest as stipulated above, or should any default be made in the performance of any of the covenants or conditions contained in the "Loan Documents," as hereinafter defined and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, or any of them, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice or demand to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note from the date of any default hereunder and for so long as such default continues, regardless of whether or not there has been a demand of the indebtedness evidenced hereby as set forth herein, at a rate equal to _______ percent (_____%) per 360-day year in excess of the otherwise applicable interest rate at the time of such default. Time is of the essence of this Note.

         USURY. All agreements between Maker and Holder, whether now existing or hereafter arising and whether written or oral, are expressly amended so that in no contingency or event whatsoever, whether by acceleration in the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, and the time performance of such provision shall be due, shall exceed any limit prescribed by law, then, ipso facto, the obligation to be filled shall be reduced to the limit of validity, and if from any such circumstances Holder shall ever receive as interest under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to Holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to Holder, under any specific contingency, exceeds the highest lawful rate, Maker and Holder shall, to the maximum extent permitted by applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary pre-payments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate an interest between portions of such indebtedness to the end that no such portion should bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Holder.

         ATTORNEY FEES. In the event either party sues to enforce any provision of this Note, the prevailing party, in addition to any damages awarded, shall be entitled to receive reasonable attorneys' fees and costs, including, but not limited to, fees, costs and expenses of litigation, including appeals, incurred by the Holder in enforcing the terms of the Note.

         CONSENT AND WAIVER. Presentment for payment, demand, protest and notice of demand, protest and non-payment, notice of protest, notice of dishonor, diligence of collection, and all other notices are hereby waived by Maker. No failure to demand the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right to demand or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right to demand or any other right granted hereunder or by the laws of the State of Texas; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, or partial payment before or after maturity, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         LOANS TO BE EVIDENCED BY NOTE. This Note is to evidence loans now being made by Payee to Maker and/or additional loans to Maker which may be made from time to time by Payee in the future in accordance with any agreement relating to the financing of future operations. All such loans, to the extent not evidenced by other notes, shall be evidenced by this Note and shall be subject to its terms. The principal sum evidenced by this Note may be reduced from time to time by payments hereunder and may be increased from time to time by additional loans; provided, however, that the principal sum evidenced by this Note shall not exceed the principal sum shown above.

         SECURITY. The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, a security interest in Maker's accounts and other property, pursuant to certain agreements, Loan Agreements, Security Agreements, assignments, and other documents (said agreements and assignments, together with all other documents evidencing or securing or in any way relating to the indebtedness evidenced hereby herein referred to collectively as the "Loan Documents"), some of which Loan Documents were or are to be filed for record on or about the date hereof in the appropriate public records.

         CONSENT TO ASSIGNMENT. Maker acknowledges that Holder may assign this Note to one of its subsidiaries or affiliates. Maker hereby authorizes and consents to each such assignment.

         SET OFF. The Maker shall have no right of set off against the Holder under this Note. The Holder, however, shall have the right, immediately and without further action by it, to apply against this Note all money owed by the Maker in any capacity to the Holder, whether or not then due.

         GOVERNING LAW. This Note is intended as a contract under and shall he construed and enforceable in accordance with the laws of the State of Georgia. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         SAVING CLAUSE. If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, nunc pro tunc, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

         BINDING EFFECT. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         BUSINESS PURPOSE. The Maker acknowledges that the loan evidenced by this Note is made for a commercial purpose only and not for any personal or family use.

         HEADINGS. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret, or construe the meaning of the parties hereto.

                                            MAKER:   PREMIER FINANCIAL
                                                     SERVICES, INC.



Signed in the presence of:                  By:
                                                  -----------------------------
                                                  Daniel A. Delity, President

-------------------------

                                  ENDORSEMENT


         Payable to the order of _____________________, pursuant to the Security Agreement dated as of _________________, 1998, between the undersigned and _________________, as amended or restated and in effect from time to time.

                                            PAYEE:   FIMI SECURITIES, INC.



Signed in the presence of:                  By:
                                                -------------------------------
                                                                    , President
                                                -------------------

---------------------------

                                  EXHIBIT "H"


                               LICENSE AGREEMENT
===============================================================================

         This License Agreement is by and between PREMIER FINANCIAL SERVICES, INC., a Texas corporation licensed to act as a variable contract agent in the State of Texas ("Licensee") and FIMI SECURITIES, INC., a Texas corporation ("Licensor").


                                    RECITALS

         WHEREAS, Licensor is the owner of proprietary data, which identifies, inter alia, persons and entities that have purchased certain insurance and insurance related products;

         WHEREAS, Licensee is desirous of obtaining a non-exclusive license to use said proprietary data for the purposes hereinafter set forth; and

         WHEREAS, Licensor is desirous of granting such license to Licensee, as set forth in this License Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT

                                   ARTICLE 1

                                  Definitions

         Each of the following terms shall, wherever found in this License Agreement be used and understood in accordance with the corresponding definitions below.

1.1 Book of Business shall mean proprietary data relating to purchasers of life insurance and variable contracts and similar products, including the Assets as defined in Section 2.1 of that certain Agreement and Plan of Merger, dated of even date herewith.

1.2 Confidential Information shall mean the Book of Business and any and all information of the Licensor made available and disclosed by it, directly or indirectly, to Licensee pursuant to the provisions of this License Agreement except

         (a) information which at the time of disclosure is in the public domain;

         (b) information which after disclosure is published or otherwise becomes a part of the public domain through no fault of the recipient (but only after it is published or otherwise becomes part of the public domain);

         (c) information which the recipient can show was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the other party hereto; or

         (d) information which was received by the recipient after the time of disclosure hereunder from a third party who did not acquire it, directly or indirectly, from the disclosing party under an obligation of confidence.

1.3 Effective Date shall mean the ____ day of __________, 1998, which is the day on which this License Agreement shall be effective.


                                   ARTICLE 2

                                Grant of License

2.1 Licensor hereby grants to Licensee a non-assignable, non-transferable, non-exclusive license, without the right to sublicense, to use the Book of Business solely in connection with the solicitation of insurance products subject to the terms and conditions herein.


                                   ARTICLE 3

                              Consideration-Taxes

3.1 Licensee hereby agrees to pay Licensor an amount to be determined by the parties at the end of each calendar quarter.

3.2 All sales and use taxes which may be levied by any taxing authority by reason of the execution or performance of this License Agreement or any payments hereunder shall be borne and paid by Licensee prior to determining the amounts payable to Licensor hereunder.


                                   ARTICLE 4

                                Confidentiality

4.1 Licensee acknowledges that Licensor's Book of Business constitutes valuable assets and trade secrets of Licensor and agrees to hold in confidence any Confidential Information disclosed by Licensor and not to disclose such Confidential Information to third parties unless the prior written consent of Licensor is obtained. Except as provided in Paragraph 4.2 of this Agreement, Licensee agrees not to reproduce, copy, or duplicate or allow to be reproduced, copied, or duplicated any data or information with respect to any Confidential Information; provided, however, that nothing contained herein shall in any way restrict or impair Licensee's right to use or disclose any information or data which is now, or at the time of disclosure to Licensee by Licensor, in its possession or which is now or later becomes generally available to the public through no fault of Licensee or which hereafter becomes available to Licensee from a third party rightfully in possession of same and having no direct or indirect obligation to Licensor with respect to same.

4.2 The Book of Business provided by Licensor to Licensee under this Agreement may be copies, in whole or in part, solely for Licensee's internal use for back-up and archival purposes. The original and any copies of the Book of Business, in whole or in part, shall be the property of Licensor and shall be returned to Licensor upon expiration or earlier termination of this License Agreement.

4.3 Licensee hereby acknowledges that Licensor retains the sole ownership, management, and control of the Book of Business as against Licensee, and that Licensee does not acquire any ownership rights in the Book of Business by virtue of the license herein granted.


                                   ARTICLE 5

                   Representations, Warranties and Covenants

5.1 Licensor has the right to license the Book of Business, subject to no restrictions or encumbrances of any kind. Licensor further represents and warrants that it has full and complete power and authority to enter into and carry out its obligations under this License Agreement.

5.2 Licensor may edit proprietary data in such fashion, as Licensor deems appropriate; without limitation of the foregoing, Licensor may delete names and other information pertaining to customers prior to preparation and delivery of the Book of Business to Licensee. Licensee acknowledges that the Book of Business is satisfactory to it even though it may have been edited to exclude portions of Licensor's proprietary data.

5.3 Licensee represents that it is authorized to solicit life insurance business and variable contract from the public generally and can provide services generally as a corporate life insurance agent and as a variable contract agent as that term is defined in the Texas Insurance Code. Licensee recognizes that Licensor is not performing and shall not be required to perform any services as a life insurance or variable contract agent pursuant to this License Agreement as such terms are defined in the Texas Insurance Code.

5.4 Neither Licensee, nor its employees, agents or representatives will represent that the products or services the Licensee provides have sponsorship, approval, characteristics, uses or benefits which those products and services do not have or in any other way misrepresent its products or services to Licensor or its customers. None of Licensee, its employees, agents or representatives will misrepresent Licensor or Licensor's products or services, nor will they make any comments whatsoever concerning Licensor's financial status, banking business or management to any customers, potential customers or former customers of Licensor.

5.5 Licensee shall not prepare or publish any advertising or solicitation material of any kind whatsoever containing any reference of any kind to Licensor or any person or company affiliated with Licensor, or use or refer to the name of Licensor or any affiliates of Licensor, in connection with the solicitation or sale of life insurance or annuities unless the prior written consent of Licensor is obtained.


                                   ARTICLE 6

                                Indemnification

6.1 Indemnification of the Licensor by the Licensee. The Licensee agrees to indemnify, defend and hold harmless the Licensor and its Affiliates, and any of their respective directors, officers, employees and agents against any and all losses, claims, damages, liabilities, actions, costs or expenses, joint or several (including reasonable legal fees and expenses), judgments, and fines of any nature whatsoever which any of them may suffer which arise out of, directly or indirectly, or are based upon: (i) the negligence or fraud of the Licensee, its Affiliates or any of their officers, directors, employees, or agents; (ii) a breach of this License Agreement by the Licensee; or (iii) the violation by the Licensee or any of its Affiliates of any applicable law, rule, regulation or administrative order or any statements, letters or guidelines issued by any insurance regulatory authority, including the state insurance department.

6.2 Indemnification of the Licensee by the Licensor. The Licensor agrees to indemnify, defend and hold harmless the Licensee and its Affiliates, and any of their respective directors, officers, employees and agents against any and all losses, claims, damages, liabilities, actions, costs or expenses, joint or several (including reasonable legal fees and expenses), judgments, and fines of any nature whatsoever which any of them may suffer which arise out of, directly or indirectly, or are based upon: (i) the negligence or fraud of the Licensor or its Affiliates or any of their officers, directors, employees, or agents;
(ii) a breach of this License Agreement by the Licensor; or (iii) the violation by the Licensor or any of its Affiliates of any applicable law, rule, regulation or administrative order.

6.3 Cumulative Remedies. Notification and Survival. The indemnification provided in Sections 6.1 and 6.2 above is cumulative of any other remedies or rights the indemnified parties may have and is expressly conditioned upon timely receipt by the indemnifying parties of written notice of a claim pursuant thereto within one hundred eighty (180) days following the date the indemnified parties become aware of the same.

6.4 Right to Defend. The indemnifying parties shall have the duty to defend the action, claim or proceeding alleged or brought against the indemnified parties, and subject to reasonable approval of the indemnified parties, to retain counsel of its choice. The indemnified parties shall not compromise or settle, in any manner, any dispute or claim which is the subject of a claim under Sections 6.1 and 6.2 above without the prior written approval of the indemnifying parties, which approval shall not be unreasonably withheld.

6.5 Regulatory Action. Notwithstanding the foregoing, in the event of any actions, investigations, claims or other legal action by any federal or state bank regulatory authority relating to the duties, responsibilities or actions of the parties hereto, the Licensor will bear all reasonable legal fees and expenses associated therewith. In the event of any actions, investigations, claims or other legal action by any state insurance regulatory authority, the Licensee will bear all reasonable legal fees and expenses associated therewith. Each party shall promptly notify the other of and reasonably cooperate with the other in defending such action. Any and all losses, damages, fines or judgments arising out of any such proceedings will be subject to indemnification as set forth in sections 6.1 and 6.2 above, to the extent such sections are applicable; and otherwise shall be borne by the party against whom they are assessed.


                                   ARTICLE 7

                                Default-Remedies

7.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder by Licensee.

         (a) The failure of Licensee to pay the license fees or any part thereof or any other amounts payable hereunder when due and such failure shall continue for a period of five (5) days after written notice thereof has been given by Licensor; or

         (b) The entry of a decree or order by a court having jurisdiction adjudging Licensee to be bankrupt of insolvent or approving as properly filed a petition seeking reorganization of Licensee under the Bankruptcy Code, as amended from time to time, or any other similar applicable federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Licensee or its property or for the winding up or liquidation of its affairs; or Licensee shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any such proceedings shall be instituted against Licensee and the same shall not be vacated within sixty (60) days after the same are commenced; or Licensee shall make an assignment for the benefit of Licensee's creditors or admit in writing Licensee's inability to pay the debts of Licensee generally as they may become due; or

         (c) Licensee shall fail to fulfill or perform, in whole or in part, any of its obligations under this License Agreement (other than the payment of license fees) and such failure or non-performance shall continue for a period of ten (10) days after written notice thereof has been given by Licensor; or

         (d) Licensee shall breach any covenant contained in Article 4 hereof.

7.2 The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder by Licensor:

         (a) The entry of a decree or order by a court having jurisdiction adjudging Licensor to be bankrupt of insolvent or approving as properly filed a petition seeking reorganization of Licensor under the Bankruptcy Code, as amended from time to time, or any other similar applicable federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Licensor or its property or for the winding up or liquidation of its affairs; or Licensor shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any such proceedings shall be instituted against Licensor and the same shall not be vacated within sixty (60) days after the same are commenced; or Licensor shall make an assignment for the benefit of Licensor's creditors or admit in writing Licensor's inability to pay the debts of Licensor generally as they may become due; or

         (b) Licensor shall fail to fulfill or perform, in whole or in part, any of its obligations under this License Agreement, and such failure or non-performance shall continue for a period of ten (10) days after written notice thereof has been given by Licensee;

7.3 Upon the occurrence of any Event of Default set forth in paragraph 7.1 hereof, then at any time thereafter prior to the curing thereof, Licensor may exercise any and all rights and remedies available to Licensor under this License Agreement, at law or in equity, including, without limitation, termination of this License Agreement. If Licensor elects to terminate this License Agreement, it may treat the Default as an entire breach of this License Agreement; and Licensee shall immediately become liable to Licensor for damages equal to all unpaid license fees and other amounts earned or due through such termination. Upon such termination, the provisions of Article 10 hereof shall apply. All rights and remedies of Licensor shall be cumulative and not exclusive.

Licensor shall be entitled to simultaneously pursue multiple or alternative remedies, at any time to abandon pursuit of any remedy, and at any time to pursue additional remedies.

7.4 Upon the occurrence of any Event of Default set forth in paragraph 7.2 hereof, then at any time thereafter prior to the curing thereof, as its sole and exclusive remedy, Licensee may terminate this License Agreement. Upon such termination, the provisions of Article 10 hereof shall apply. Notwithstanding any such termination, Licensee shall remain liable for any license fees and other amounts accrued through the date of termination, but Licensee shall be entitled to a return of a pro-rata portion of any prepaid license fees for the unexpired term of this License Agreement. Licensee hereby waives any claims for damages (including, without limitation, damages for lost profits, and all other incidental and consequential damages of every kind whatsoever) for Default by Licensor, Licensee's exclusive remedy in such event being termination of this License Agreement; provided, however, that Licensee shall be entitled to a return of a pro-rata portion of any prepaid license fees for the unexpired term of this License Agreement.

                                   ARTICLE 8

                                    Notices

8.1 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

If to Licensor:                     FIMI SECURITIES, INC.
                                    Fourteen Piedmont Center, Suite 100
                                    3535 Piedmont Road
                                    Atlanta, Georgia   30305
                                    Attn:  Harvey Sax
                                    Facsimile:  (404) 237-3060

With a copy to:                     SIMS MOSS KLINE & DAVIS, LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia   30328
                                    Attn:  Raymond L. Moss, Esq.
                                    Facsimile:  (770) 481-7210

If to Licensee:                     PREMIER FINANCIAL SERVICES, INC.

                                    --------------------------------

                                    --------------------------------
                                    Attn:
                                           -------------------------
                                    Facsimile:
                                                --------------------

With a copy to:
                                    --------------------------------

                                    --------------------------------
                                    Attn:
                                           -------------------------
                                    Facsimile:
                                                --------------------
         In addition, notice may be given at such other address as either party hereto may specify by notice given in accordance with this Paragraph 8.1.

                                   ARTICLE 9

                                   Assignment

9.1      This License Agreement is not assignable by Licensee.

9.2. Licensee acknowledges that Licensor may transfer or assign its interest in the Book of Business to a subsidiary or affiliate of Licensor and in such event the terms and conditions herein shall continue in full force and effect from the date of such transfer or assignment, but that all future payments to Licensor shall be made to such subsidiary or affiliate.


                                   ARTICLE 10

                         Effective Date and Termination

10.1 Effective Date and Term. This Agreement shall become fully effective as of the date first set forth above. This Agreement shall remain in full force and effect for a period of one year from the effective date, unless terminated pursuant to Sections 10.2 or 10.3 below. This Agreement shall be automatically renewed for successive periods of one year each.

10.2 Termination for Cause. This Agreement may be immediately terminated by written notice given by either the Licensee or the Licensor upon the occurrence of one of the following:

         (a) A breach by the other party of any material covenant, condition or representation of this Agreement and the failure to cure such breach, within ten (10) days for any monetary breach, and thirty (30) days for a non-monetary breach after receipt of written notice from the non-breaching party; or

         (b) Any final determination by any court, administrative agency or the issuance of a ruling by any governing body with jurisdiction over the Licensee, the Licensor that this Agreement is illegal as a matter of law and the parties cannot in good faith negotiate an amendment to the Agreement to bring it into compliance.

10.3     Termination without Cause. In addition to the rights set forth in
Section 10.1 and 10.2 above, this Agreement may be terminated by either the Licensee or the Licensor, without regard to cause, upon ninety (90) days' prior written notice to the other party.

10.4 Events Upon Termination or Expiration. In the event of expiration or earlier termination for any reason of the license granted to Licensee by Licensor under this Agreement, Licensee shall immediately discontinue use of the Book of Business and shall immediately return to Licensor the original and all copies of the Book of Business in the possession or under the control of Licensee.

Licensee's obligations under the preceding sentence of this paragraph 10.4 and under paragraph 4.1 hereof, shall survive any expiration or termination of this Agreement.

                                   ARTICLE 11

                                 Force Majeure

11.1 Neither party hereto shall be liable to the other party for failure or delay in the performance of any duties or obligations hereunder due to strikes, lockouts, acts of God, acts of war, fire, flood, explosions, embargo, litigation or labor disputes, government or any other laws and regulations, or any other cause beyond the control and without the fault of such party.


                                   ARTICLE 12

                                 Miscellaneous

12.1 Scope of Agreement. This License Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof.

12.2 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this License Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this License Agreement or any amendments or exhibits hereto.

12.3 Headings. The subject headings of the paragraphs of this License Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

12.4 Counterparts. This License Agreement may be executed in one or more counterparts, and all so executed shall constitute the one agreement, binding on both parties hereto notwithstanding that both parties are not signatory to the same counterpart.

12.5 Severability. If any part or parts of this License Agreement are found to be illegal or unenforceable, the remainder shall be considered severable, shall remain in full force and effect, and shall be enforceable.

12.6 Applicable Law. This License Agreement shall be construed, interpreted and applied in accordance with the laws of the State of Georgia, and, to the extent applicable, the laws of the United States of America. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         IN WITNESS WHEREOF, the parties hereto have executed this License Agreement by their duly authorized officers or representatives, as of the date first set forth above.

                                   LICENSOR:

                                   FIMI SECURITIES, INC.



                                   By:
                                            -----------------------------------




                                   LICENSEE:

                                   PREMIER FINANCIAL SERVICES, INC.



                                   By:
                                            -----------------------------------
                                            Daniel A. Delity, President

                                 EXHIBIT "I-1"


                             STOCK OPTION AGREEMENT


         THIS AGREEMENT is effective as of ___________________, 1998, is between HOMECOM COMMUNICATIONS, INC. and its designee ("Buyer"), DANIEL A. DELITY, JAMES WM. ELLSWORTH and DAVID B. FRANK, each an individual (collectively, "Seller").


                               ARTICLE 1. OPTION

         1.1 For and in consideration of the sum of ___________ Dollars ($________.00), the receipt and sufficiency of which is hereby acknowledged, each Seller hereby grants, pursuant to Section 7.1(a)(xxvii) of the Agreement and Plan of Merger, dated as of ______________, 1998 to Buyer or its designee, the option to purchase all, and not less than all, of the outstanding shares, of any class or type, of PREMIER FINANCIAL SERVICES, INC. ("Corporation") a Texas corporation (collectively "Stock"), which such Seller shall own now or hereafter and in compliance with the terms of this Agreement.


                         ARTICLE 2. EXERCISE OF OPTION

         2.1 This Option may be exercised at any time by Buyer prior to its expiration against Seller. Provided, however, that this Option will be automatically exercised on the first anniversary of the date of this Agreement without any further act or deed by any party hereto; and upon such date Buyer or its designee shall become the sole shareholder of the Corporation.

         2.2 The Option shall be exercised by Buyer by written notice to each Seller of intent to exercise, and such exercise shall become effective three days after the mailing to the Seller by Certified Mail, Return Receipt Requested, or by hand delivery of said notice to the address provided herein.

         2.3      The closing of any purchase hereunder shall be within thirty
(30) days of the exercise of the Option. At closing, Buyer shall present and deliver to each Seller the full purchase price of Seller's Stock in cash or cashier's check.


           ARTICLE 3. ACCELERATION OF OPTION3. ACCELERATION OF OPTION

         3.1 This Option shall automatically be triggered in the following events ("Triggering Event"):

         (a) the death of any Seller, but only with respect to the Stock owned by such deceased Seller;

         (b)      the disability of any Seller for consecutive period of ninety
                  (90) days or more as determined by an independent physician, but only with respect to the Stock of such disabled Seller;

         (c)      180 days from the date hereof.

         3.2 This Option shall be exercised automatically upon a Triggering Event by written notice by Sellers or their heirs or legal representations of a Triggering Event which shall become effective three (3) days after the mailing to Buyer by certified mail, return receipt requested, or by hand delivery of said notice to the address provided herein.

         3.3 The closing of any purchase upon a Triggering Event shall be made within one hundred eighty (180) days of the Triggering Event. At Closing, Buyer shall present and deliver to each Seller or their heirs or legal representations the full purchase price of Seller's stock in cash or cashier's check.

                           ARTICLE 4. PURCHASE PRICE

         4.1 The purchase price of each Seller's Stock shall be Ten and No/100 Dollars ($10.00).

                               ARTICLE 5. ESCROW

         5.1 Simultaneously with the execution of this Agreement, Sellers will deliver to Buyer as Escrow Agent, all the Stock subject to this Option, duly endorsed in blank, to be held in escrow as provided herein. Upon the issuance, purchase or other acquisition of any additional Stock of the Corporation, in any form, Seller will immediately deliver same to Buyer, duly endorsed in blank, to hold in escrow as provided herein.


                    ARTICLE 6. STOCK RIGHTS AND RESTRICTIONS

         6.1 This Agreement shall not effect Seller's right to collect dividends on the Stock until the exercise of the Option hereunder at which time all such rights shall pass to Buyer by exercise of the Option.

         6.2 Each Seller has executed simultaneously herewith that certain Irrevocable Proxy, a copy of which is attached hereto as Exhibit No. 1 and incorporated herein fully by reference.

         6.3 Upon exercise of this Option, Buyer or its designee or assigns must be qualified to hold the Stock if and to the extent required by the Texas Insurance Code. If Buyer cannot legally acquire the Stock directly, then Buyer shall be obligated to appoint a designee or assignee who is able to lawfully acquire the Stock and to cause such designee or assignee to acquire the stock as provided herein.

         6.4 Buyer hereby acknowledges that immediately upon the Corporation's receipt of payment of that certain Promissory Note between Seller and consideration for the purchase of the assets of the Corporation by FIMI Securities, Inc., the full amount of such consideration shall be distributed by the Corporation to Seller.


                        ARTICLE 7. WARRANTIES OF SELLER

         7.1      Each Seller represents, warrants and covenants:

         (a) The Stock is now and will at all times during this Agreement be free of all liens and encumbrances arising from any action or inaction of such Seller. Seller is the sole owner of and has the complete and unencumbered right to sell his Stock;

         (b) The Stock of each Seller named herein collectively constitutes one hundred percent (100%) of the issued and outstanding stock of the Corporation on the date of this Agreement;

         (c) Such Seller will not encumber or grant a lien against such Seller's Stock at any time during the term of this Agreement;

         (d)      He has executed that certain Irrevocable Proxy;

         (e) Buyer or its designee or assigns shall receive good and marketable title to such Seller's Stock; provided, however, that no Seller is representing or warranting that a market exists for the sale of the Stock;

         (f) If, at the time of the exercise of this Option, any of the Stock is subject to any encumbrance, Buyer shall be entitled, in addition to any other rights and remedies, to have so much of the consideration for this Option as shall be required for that purpose applied or reimbursed by Seller to discharge such encumbrance and to pay any costs or expenses in connection therewith. Seller will be entitled to receive only such balance of the consideration for this Option as shall remain after the discharge of such encumbrance.

         (g) That he will take no action to amend, modify, restate, or rescind the Company's Articles of Incorporation and By-Laws and shall operate the business consistent with past business practices.

         (h) Prior to the closing of any purchase of the Shares hereunder, Seller shall have filed an election with the Internal Revenue Service to have the corporation elect to be taxed as a "C" corporation.

                          ARTICLE 8. CONSENT OF SPOUSE

         8.1 The spouse of Seller is fully aware, fully understands and fully consents to the terms hereof and its binding effect upon any community interest she may have now or hereafter; and she further agrees, though the marital relationship may terminate for any reason, that such termination shall not have the effect of removing the Stock from the terms hereof; and she acknowledges her consent and agreement by her signature hereon.

                                ARTICLE 9. TERM

         9.1      This Option shall be for a period of one (1) year.

         9.2 Notice of termination of this Agreement shall be effective when a copy of the same shall have been delivered by Certified Mail, Return Receipt Requested, or hand delivered to any Seller. 9.3 Notice of termination, however, shall not terminate Buyer's right or duty to exercise this option or Seller's right to compel Buyer to exercise this option prior to the actual termination date.


                           ARTICLE 10. MISCELLANEOUS

         10.1 Buyer may assign its rights, duties and benefits under this Agreement to a party of Buyer's choice, provided that Buyer shall not be released from its obligations under this Agreement in the event of default by Buyer's assignee.

         10.2 Buyer hereby acknowledges that sale of certain assets of the Corporation to FIMI.

         10.3 Each party hereto agrees to perform any further acts and execute and deliver any further documents, which may be reasonably necessary to carry out the provisions of this Agreement.

         10.4 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

         If to Seller:
                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                                    Attn:
                                           -------------------------
                                    Facsimile:
                                                --------------------

         With a copy to:            LARRY FONTANA
                                    --------------------------------
                                    Attn:
                                           -------------------------
                                    Facsimile:
                                                --------------------

         If to Buyer:               HOMECOM COMMUNICATIONS, INC.
                                    Fourteen Piedmont Center, Suite 100
                                    3535 Piedmont Road
                                    Atlanta, Georgia   30305
                                    Attn:  Harvey Sax
                                    Facsimile:  (404) 237-3060

         With a copy to:            SIMS MOSS KLINE & DAVIS, LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia   30328
                                    Attn:  Raymond L. Moss, Esq.
                                    Facsimile:  (770) 481-7210

         10.5 In the event that any of the provisions, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

         10.6 Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.

         10.7 This Agreement has been executed in and shall be governed by the laws of the State of Georgia without regard to principles of conflicts of laws and the duties and obligations of each party shall be fully performable in Houston, Harris County, Texas. Venue shall lie in Superior Court of Fulton County, Georgia, or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         10.8 Subject to the restrictions against transfer or assignment as herein contained, the provisions of this Agreement shall inure to the benefit of and shall be binding on the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties hereto.

         10.9 This Agreement may only be amended by the written consent of all of the parties to this Agreement.

         10.10 This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein.

         10.11 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                            HOMECOM COMMUNICATIONS, INC.



                                            By:
                                               --------------------------------
                                                 HARVEY SAX, PRESIDENT



                                            -----------------------------------
                                            DANIEL A. DELITY, INDIVIDUALLY



                                            -----------------------------------
                                            JAMES WM. ELLSWORTH, INDIVIDUALLY



                                            ------------------------------------
                                            DAVID FRANK, INDIVIDUALLY

                               CONSENT OF SPOUSES


                            , spouse of Daniel A. Delity, hereby consents to all
----------------------------
terms and conditions of the above Stock Option Agreement.


                                            -----------------------------------



                         , spouse of James Wm. Ellsworth, hereby consents to all
-------------------------
terms and conditions of the above Stock Option Agreement.


                                            -----------------------------------

                                 EXHIBIT "I-2"

                               IRREVOCABLE PROXY

-------------------------------------------------------------------------------

         I, James Wm. Ellsworth, being the record owner of ______________ (________) shares of the common stock of PREMIER FINANCIAL SERVICES, INC. ("Premier"), do hereby appoint the President of HOMECOM COMMUNICATIONS, INC., a corporation ("HomeCom"), as my proxy to attend all meetings of the shareholders of Premier, with full power to vote and act for me in the same manner and extent that I might were I personally present at said meetings.

         My proxy shall have the full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

         This proxy is given in connection with and as partial consideration under the Stock Option Agreement with HomeCom to purchase my shares and is IRREVOCABLE.

         Dated ________________, 1998.




                                            -----------------------------------
                                            James Wm. Ellsworth

                                 EXHIBIT "I-3"

                               IRREVOCABLE PROXY

-------------------------------------------------------------------------------

         I, Daniel A. Delity, being the record owner of ______________ (________) shares of the common stock of PREMIER FINANCIAL SERVICES, INC. ("Premier"), do hereby appoint the President of HOMECOM COMMUNICATIONS, INC., a corporation ("HomeCom"), as my proxy to attend all meetings of the shareholders of Premier, with full power to vote and act for me in the same manner and extent that I might were I personally present at said meetings.

         My proxy shall have the full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

         This proxy is given in connection with and as partial consideration under the Stock Option Agreement with HomeCom to purchase my shares and is IRREVOCABLE.

         Dated ________________, 1998.




                                            -----------------------------------
                                            Daniel A. Delity

                                 EXHIBIT "I-4"

                               IRREVOCABLE PROXY

-------------------------------------------------------------------------------

         I, David B. Frank, being the record owner of ______________ (________) shares of the common stock of PREMIER FINANCIAL SERVICES, INC. ("Premier"), do hereby appoint the President of HOMECOM COMMUNICATIONS, INC., a corporation ("HomeCom"), as my proxy to attend all meetings of the shareholders of Premier, with full power to vote and act for me in the same manner and extent that I might were I personally present at said meetings.

         My proxy shall have the full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

         This proxy is given in connection with and as partial consideration under the Stock Option Agreement with HomeCom to purchase my shares and is IRREVOCABLE.

         Dated ________________, 1998.




                                            -----------------------------------
                                            David B. Frank

                                 EXHIBIT "J-1"


                                DANIEL A. DELITY
                                   A. DELITY
                          5555 SAN FELIPE, FIFTH FLOOR
                            SAN FELIPE, FIFTH FLOOR
                              HOUSTON, TEXAS 77056
                                 , TEXAS 77056



                                                 , 1998
                         ------------------------

Harvey Sax
HomeCom Communications, Inc.
3535 Piedmont Road
Piedmont RoadAtlanta, Georgia  30305

         Re: Agreement and Plan of Merger, dated November ______, 1998 (the "Merger Agreement")

Dear Mr. Sax:

         In connection with Article VII, Section 7.1(a)(xxvix) of the Merger Agreement, this will confirm that I agree to (i) vote all shares of HomeCom Communications, Inc. ("HomeCom") owned by me in favor of re-electing Mr. Harvey Sax, or his reasonable acceptable designee, to the Board of Directors of HomeCom at the next shareholders meeting of HomeCom at which Mr. Sax can stand for re-election and (ii) to nominate Mr. Sax for re-election to the extent that he is a director of HomeCom.

                                            Very truly yours,



                                            Daniel A. Delity

                                 EXHIBIT "J-2"


                              James Wm. Ellsworth
                                 Wm. Ellsworth
                          5555 San Felipe, Fifth Floor
                            San Felipe, Fifth Floor
                              Houston, Texas 77056


                                                , 1998
                         ----------------------

Harvey Sax
HomeCom Communications, Inc.
3535 Piedmont Road
Piedmont RoadAtlanta, Georgia  30305

         Re: Agreement and Plan of Merger, dated November ______, 1998 (the "Merger Agreement")

Dear Mr. Sax:

         In connection with Article VII, Section 7.1(a)(xxvix) of the Merger Agreement, this will confirm that I agree to (i) vote all shares of HomeCom Communications, Inc. ("HomeCom") owned by me in favor of re-electing Mr. Harvey Sax, or his reasonable acceptable designee, to the Board of Directors of HomeCom at the next shareholders meeting of HomeCom at which Mr. Sax can stand for re-election and (ii) to nominate Mr. Sax for re-election to the extent that he is a director of HomeCom.

                                            Very truly yours,



                                            James Wm. Ellsworth

                                 EXHIBIT "J-3"


                                 David B. Frank

                          5555 San Felipe, Fifth Floor

                              Houston, Texas 77056




                                                  , 1998
                         ------------------------

Harvey Sax
HomeCom Communications, Inc.
3535 Piedmont Road
Atlanta, Georgia  30305

         Re: Agreement and Plan of Merger, dated November ______, 1998 (the "Merger Agreement")

Dear Mr. Sax:

         In connection with Article VII, Section 7.1(a)(xxvix) of the Merger Agreement, this will confirm that I agree to (i) vote all shares of HomeCom Communications, Inc. ("HomeCom") owned by me in favor of re-electing Mr. Harvey Sax, or his reasonable acceptable designee, to the Board of Directors of HomeCom at the next shareholders meeting of HomeCom at which Mr. Sax can stand for re-election and (ii) to nominate Mr. Sax for re-election to the extent that he is a director of HomeCom.

                                            Very truly yours,



                                            David B. Frank

                                                                    EXHIBIT 2.1


                                 EXHIBIT "K-1"


                                 LOAN AGREEMENT


         This Agreement is made and entered into by and between FIMI SECURITIES, INC. ("FIMI"), and FIRST INSTITUTIONAL MARKETING, INC. ("First Institutional"), hereinafter collectively referred to as the "Parties".


FIMI AND PREMIER HEREBY AGREE AS FOLLOWS:

                                   ARTICLE 1

                                    RECITALS

1.1 Premier is a Texas corporation licensed as a life insurance and variable contract insurance agent in Texas.

1.2 HomeCom Communications, Inc. has acquired an option to purchase the stock of Premier, and FIMI wishes to provide funding for continual operations.


                                   ARTICLE 2

                                 TERMS OF LOAN

2.1 Pursuant to Section 7.1 of the Agreement and Plan of Merger, dated as of _______________, 1998, the Parties agree to enter into a multiple advance loan with open end credit up to an aggregate principal amount of ____________ Dollars ($___________.00), ("Principal Sum"), whereby FIMI, under the terms and conditions of this Agreement, agrees to provide certain funds necessary for Premier's operations, which in the aggregate does not exceed the Principal Sum ("Advance"), and Premier promises to repay such advances under the terms and conditions of this Agreement and the Promissory Note.

2.2 Each Advance by Premier to FIMI shall be made pursuant to the terms and conditions of the Promissory Note attached as Exhibit A, ("Promissory Note").

2.3 The minimum amount of any one Advance shall be _____________ and No/100 Dollars ($_______.00).

                                   ARTICLE 3

                               SECURITY INTEREST

3.1 Premier hereby gives FIMI a security interest in any and all of Premier's assets, including, but not limited to, receivables, which it currently owns or may own in the future.


3.2 First Institutional hereby agrees that a copy of this agreement may be filed as a security agreement or at FIMI's option, Premier will execute an UCC-1 Financing Statement in order to secure the above interests for the benefit of FIMI.


                                   ARTICLE 4

                   EFFECTIVE, MATURITY AND TERMINATION DATES

4.1 This Agreement shall be effective as of ______________________, and shall continue in effect for one (1) year through December 31, 19__.

4.2 This Agreement shall automatically renew for a period of one (1) calendar year, unless terminated under the terms and conditions of this Agreement.

4.3 This Agreement may be terminated by thirty (30) days prior written notice by FIMI or ninety (90) days written notice by Premier. Termination of this Agreement, however, will not release either Party from its obligations under the terms of this agreement and/or any Promissory Note, which is then unpaid, in whole or in part, as to either principal or interest.


                                   ARTICLE 5

                             AUTHORITY TO CONTRACT

5.1 FIMI is a business corporation duly organized in the State of Texas, validly existing and in good standing under the laws thereof and has full power and authority to enter into this Agreement and carry out its terms. The undersigned officer of ________ has the authority to execute the Agreement on behalf of FIMI.

5.2 First Institutional is a business corporation duly organized in the State of Texas, validly existing and in good standing under the laws thereof and has full power and authority to enter into this Agreement and carry out its terms. The undersigned officer of ________ has the authority to execute the Agreement on behalf of First Institutional.


                                   ARTICLE 6

                             WARRANTIES BY PREMIER

6.1 Premier will provide FIMI with quarterly unaudited financial statements, which shall include:

        (A) a balance sheet;

        (B) a profit and loss statement; and

        (C) a listing and an aging of accounts receivable and accounts payable.

6.2 Premier agrees not to pay any investor, shareholder, officer, or employee, any principal or interest on any investment made in or to Premier, whether by purchase of stock, sale of stock, or loan, made directly or indirectly, or to incur any liability outside the normal course of business as a life insurance and variable contract agent until such time as all Promissory Notes issued pursuant to this Agreement have been paid in full as to both principal and interest.


                                   ARTICLE 7

                                    DEFAULT

7.1 The Parties agree that failure to comply with any portion of the terms and conditions of this Agreement or any Promissory Note is considered default. Where Premier is in default, FIMI may deem itself unsecured and at anytime thereafter declare all obligations secured hereby to be due and payable and shall have all rights and remedies of a secured party as applicable under state law.

7.2 In the event that one or more default shall occur, and in the event that thereafter a Promissory Note is placed in the hands of an attorney for collection, or in the event that a Promissory Note is collected in whole or in part through legal proceedings of any nature, then in any such case, there shall be added to the unpaid principal balance of that Promissory Note, all costs of collection, including but not limited to attorney's fees and all expenses incurred in connection with the enforcement of any of the rights of FIMI pursuant to its security interest, on account of such collection, whether or not suit is filed.

                                   ARTICLE 8

                                     WAIVER

8.1 FIMI reserves the right of waivers and amendments under this Agreement and the Promissory Note. No delay on the part of FIMI in the exercise of any right, power or remedy and no course of dealing with respect thereto shall operate as a waiver. Nor shall any single or partial exercise of any right, power or remedy preclude further exercise, or the exercise of any other right, power or remedy. No provision of this Agreement or of the Promissory Note will be deemed a waiver or amendment unless such action is in writing and signed by both Parties.


                                   ARTICLE 9

                            MISCELLANEOUS PROVISIONS

9.1 The obligations and undertakings of the Parties to this Agreement shall be performed in Harris County, Houston, Texas, and shall be governed by the laws of the State of Georgia, without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

9.2 This Agreement supersedes all previous loan agreements, if any, whether written or oral, between the Parties.

9.3 No amendments to or modifications of this Agreement shall be valid unless made in writing and executed by the Parties in the form of an amendment to this Agreement.

9.4 This Agreement with the attached Promissory Note constitutes the entire Agreement between the Parties.

9.5 Premier may not assign its rights or obligations under this Agreement in whole or in part without the prior written consent of FIMI. FIMI may assign its rights or obligations to one of its subsidiaries or affiliates upon notice to Premier.

9.6 FIMI has the right to make or cause to be made reasonable entry upon and inspection of property held as collateral under this Agreement during normal business hours.

9.7 Each Party agrees to perform any further acts, and execute and deliver any further documents, which may be reasonably necessary to carry out the provisions of this Agreement.

9.8 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

                FIMI COMMUNICATIONS, INC.
                Fourteen Piedmont Center, Suite 100
                3535 Piedmont Road
                Atlanta, Georgia   30305
                Attn:  Harvey Sax
                Facsimile:  (404) 237-3060

With a copy to: SIMS MOSS KLINE & DAVIS, LLP
                400 Northpark Town Center, Suite 310
                1000 Abernathy Road, N.E.
                Atlanta, Georgia   30328
                Attn:  Raymond L. Moss, Esq.
                Facsimile:  (770) 481-7210

And

                FIRST INSTITUTIONAL MARKETING, INC.
                ____________________________________
                ____________________________________
                Attn:  _____________________________
                Facsimile:  ________________________


With a copy to: ____________________________________
                ____________________________________
                ____________________________________
                Attn:  _____________________________
                Facsimile:  ________________________


9.9 All caption headings are intended to be for purposes of reference only and do not affect the substance of the articles or paragraphs to which they refer.

9.10 Whenever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and any term stated in either the masculine, the feminine or the neuter gender, shall include the masculine, the feminine and the neuter gender.

9.11 In the event that any of the provisions, or portions thereof, of this Agreement are held to be illegal, invalid or unenforceable by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected by the illegal, invalid or unenforceable provision or by its severance.


        EXECUTED this ______ day of ____________, 1998


                             FIMI SECURITIES, INC.



                                    By:     _________________________________
                                            ______________________, President



                                    PREMIER FINANCIAL SERVICES, INC.



                                    By:     ________________________________
                                            Daniel A. Delity, President

                                 EXHIBIT "K-2"


                               SECURITY AGREEMENT



                                   ARTICLE 1

                                GENERAL RECITALS

        1.1. IDENTIFICATION OF PARTIES: This is a pledge agreement between FIRST INSTITUTIONAL MARKETING, INC., an Oklahoma corporation, ("Debtor") and FIMI SECURITIES, INC., a Texas corporation, ("Secured Party").

        1.2. DEBT: Debtor is indebted to Secured Party, as evidenced by that certain Promissory Note of______________, 1998 in the principal sum of $__________, ("Promissory Note").

        1.3. NATURE OF AGREEMENT: In connection with Section 7.1 of the Agreement and Plan of Merger, dated as of November ________,1998, Debtor and Secured Party desire that Debtor grant to the Secured Party a security interest in the Collateral described in Paragraph 2.2 of this Agreement as collateral for Debtor's performance of the terms and conditions of the Promissory Note and other obligations set forth in this Agreement.

        THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the Debtor and Secured Party agree as follows:


                                   ARTICLE 2

                                     PLEDGE

        2.1. SECURITY INTEREST: Debtor creates and grants to the Secured Party a security interest in the Collateral described in Paragraph 2.2 of this Agreement to secure the payment and performance of the obligations of Debtor to the Secured Party set forth in Paragraph 2.3 of this Agreement.

        2.2. DESCRIPTION OF COLLATERAL: This Agreement creates a security interest in favor of Secured Party in the cash, accounts receivables, currently existing and hereinafter created.

        2.3. OBLIGATIONS SECURED: The security interest created by this Agreement secures the following:

               (a). Payment of the indebtedness evidenced by, and performance and discharge of every covenant, condition, and agreement contained in the Promissory Note, and any and all modifications, extensions, or renewals of the Promissory Note.

             (b). Performance and discharge of every obligation, covenant, and agreement of Debtor contained in this Agreement.

        2.4. WARRANTY AND REPRESENTATIVE OF DEBTOR: Debtor warrants and represents that the Collateral is free and clear of any security interests, liens, restrictions, or encumbrances, other than the security interest created by this Agreement, and that Debtor has full right and power to transfer the Collateral to the Secured Party free and clear of any interest described in this paragraph, and to enter into and carry out this Agreement.


                                   ARTICLE 3

                                    DEFAULT

        3.1. OCCURRENCE OF DEFAULT: As used in this Agreement, "Occurrence of Default" shall be any or all the following:

               (a). The failure of Debtor punctually and completely to observe, keep, or perform any covenant, agreement, or condition required by this Agreement.

               (b). The failure of Debtor punctually to pay the indebtedness evidenced by the Promissory Note in accordance with its terms.

               (c). Consent by Debtor to the appointment of a receiver or liquidator of Debtor or any substantial portion of Debtor's assets.

               (d). The seizure by a receiver, trustee, or other officer appointed by any court, or by any sheriff, marshal, or other similar governmental officer, under color of legal authority, or any substantial portion of the assets of Debtor and holding possession of the assets for a period of thirty (30) days.

               (e). The assumption of jurisdiction, custody, or control of any of the assets of Debtor under the provisions of any presently existing or future law providing for reorganization, dissolution, liquidation, or winding up of corporations or other legal entities, if Debtor has not been restored to custody and control of the assets within thirty
        (30) days after the date of the assumption.

               (f). If a final judgment for the payment of money shall be rendered against Debtor and, within thirty (30) days after the entry of the judgment, it has not been discharged or execution of the judgment has not been stayed pending appeal, or if, within thirty (30) days after the expiration of any stay, the judgment has not been discharged.

        3.2. RIGHTS OF SECURED PARTY UPON OCCURRENCE OF DEFAULT: On any Occurrence of Default, the Secured Party may foreclose the security interest in either of the following ways:

               (a). Retention of Collateral: Provided that the Secured Party gives notice to the Debtor, and the Debtor fails to object within twenty-one
(21) days of receipt of such notice, the Secured Party may retain in satisfaction of Debtor's obligation that portion of the Collateral that has a "fair value," as defined in Paragraph 3.3, equal to the amount of indebtedness that the Debtor has failed to pay in accordance with the terms of the Promissory Note and this Agreement.

               (b). Sale of Collateral: Subject to the provisions of Section
9.504 of the Texas Business and Commerce Code, the Secured Party may instruct the Escrow Agent to offer the Collateral at a public or private sale after ten
(10) days' written notice to Debtor

        3.3. FAIR VALUE OF COLLATERAL: As used in this Agreement, "fair value" of the Collateral shall be the value determined by agreement of the parties or their successor in interest or if no such mutual determination by independent appraisal.


                                   ARTICLE 4

                     RELEASE AND SUBSTITUTION OF COLLATERAL

        4.1. RELEASE OF COLLATERAL: Debtor shall, upon each anniversary date of this Agreement, be entitled to a release of Collateral to the extent of all principal paid to Secured Party pursuant to the Promissory Note during the year preceding the anniversary date of this Agreement.


                                   ARTICLE 5

                                 MISCELLANEOUS

        5.1. NO WAIVER OF RIGHT OF REMEDIES: No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

        5.2. SEVERABILITY: Should any one or more of the provisions of this Agreement be determined to illegal or unenforceable, all other provisions of this Agreement shall be valid, binding, and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

        5.3 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

        If to Debtor:        FIRST INSTITUTIONAL MARKETING, INC.
                             ___________________________________
                             ___________________________________
                             Attn:  ____________________________
                             Facsimile:  _______________________

        With a copy to:      ___________________________________
                             ___________________________________
                             ___________________________________
                             Attn:  ____________________________
                             Facsimile:  _______________________

        If to Secured Party: FIMI Securities, Inc.
                             Fourteen Piedmont Center, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia   30305
                             Attn:  Harvey Sax
                             Facsimile:  (404) 237-3060

        With a copy to:      Sims Moss Kline & Davis, LLP
                             400 Northpark Town Center, Suite 310
                             1000 Abernathy Road, N.E.
                             Atlanta, Georgia   30328
                             Attn:  Raymond L. Moss, Esq.
                             Facsimile:  (770) 481-7210

        5.4. ASSIGNMENT OF SECURED PARTY: This Agreement and the Security Interest created by this Agreement shall be assignable by the Secured Party, and shall inure to the benefit of Secured Party's heirs, executors, or administrators, and shall be binding upon the Debtor and his or her heirs, executors, administrators, legal representatives, successors, and assigns.

        5.5. CHOICE OF LAW: It is the intention of the parties that the laws of Georgia should govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties, without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

        5.6. PARAGRAPH HEADINGS: Paragraph and other headings contained in this Agreement are for purposes of reference and convenience only and shall not affect in any way the meaning of this Agreement or its interpretation.

        5.7. INTEGRATED AGREEMENT: This Agreement constitutes the entire Agreement between the parties, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth or provided for in this Agreement.

        DATED:_____________________, 1998


                                            SECURED PARTY:

                                            FIMI SECURITIES, INC.



                                            By:    ____________________________



                                            DEBTOR:

                                            FIRST INSTITUTIONAL MARKETING, INC.



                                            By:    ____________________________
                                                   Daniel A. Delity, President

                                 EXHIBIT "K-3"

                                PROMISSORY NOTE

  $_____________________                             Date:_____________________


  FOR VALUE RECEIVED, First Institutional Marketing, Inc., an Oklahoma corporation (hereafter referred to as "Maker"), promises to pay to the order FIMISecurities, Inc., a Texas corporation (hereafter referred to as "Payee"; Payee and any subsequent holder(s) hereof being hereinafter referred to collectively as "Holder"), at the office of Payee at ________________________, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of __________ and No/100 Dollars ($_.00) or so much thereof as may be disbursed hereunder, together with interest on so much thereof as is from time to time outstanding and unpaid, from the date of each advance of principal, at the rates hereinafter set forth, in lawful money of the United States of America.

  PRINCIPAL DUE ON DEMAND. The principal sum provided herein shall be due and payable to Holder in accordance with the following schedule:

  INTEREST. The interest provided herein shall be paid in the following manner:
From and after the date hereof (until maturity, whether by acceleration or otherwise) interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of _____ points ( ) in excess of "Prime Rate," as hereinafter defined, and shall be computed on the daily outstanding principal balance hereunder on the basis of a 360-day year. For purposes of this Note the term Prime Rate shall mean the interest rate established by ____________ ("Bank") from time to time in its sole discretion as its prime-lending rate. The Prime Rate may not be the lowest rate available from the Bank. Loans from the Bank may be priced at, above or below the Prime Rate. The Prime Rate as of the date hereof is _____ percent (___%) on the basis of a 360-day year; accordingly, the interest rate herein expressed in simple interest terms as of the date hereof is _____ percent (___%) per 360-day year. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate is publicly announced. In the event that Bank, during the term hereof, shall abolish or abandon the practice of publishing a prime rate, or should the same become unascertainable, Holder shall designate a comparable reference rate, which shall be deemed to be the Prime Rate hereunder. Interest shall be computed on a 360-day year simple interest basis.

  All accrued and unpaid interest at said rate shall be due and payable monthly, commencing on the first day of the first month after the date hereof and continuing on the same day of each month thereafter until the entire principal balance hereof, together with all accrued but unpaid interest, has but paid in full.

  PREPAYMENT. This Note may be prepaid in whole or in part by Maker without premium or penalty.

  EVENT OF DEFAULT. It is hereby expressly agreed that should any default be made in the payment of principal or interest as stipulated above, or should any default be made in the performance of any of the covenants or conditions contained in the "Loan Documents," as hereinafter defined and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, or any of them, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice or demand to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note from the date of any default hereunder and for so long as such default continues, regardless of whether or not there has been a demand of the indebtedness evidenced hereby as set forth herein, at a rate equal to ___ percent(___%) per 360-day year in excess of the otherwise applicable interest rate at the time of such default. Time is of the essence of this Note.

  USURY. All agreements between Maker and Holder, whether now existing or hereafter arising and whether written or oral, are expressly amended so that in no contingency or event whatsoever, whether by acceleration in the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, and the time performance of such provision shall be due, shall exceed any limit prescribed by law, then, ipso facto, the obligation to be filled shall be reduced to the limit of validity, and if from any such circumstances Holder shall ever receive as interest under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Maker to Holder hereof relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to Holder, under any specific contingency, exceeds the highest lawful rate, Maker and Holder shall, to the maximum extent permitted by applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary pre-payments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate an interest between portions of such indebtedness to the end that no such portion should bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and Holder.

  ATTORNEY FEES. In the event either party sues to enforce any provision of this Note, the prevailing party, in addition to any damages awarded, shall be entitled to receive reasonable attorneys' fees and costs, including, but not limited to, fees, costs and expenses of litigation, including appeals, incurred by the Holder in enforcing the terms of the Note.

  CONSENT AND WAIVER. Presentment for payment, demand, protest and notice of demand, protest and non-payment, notice of protest, notice of dishonor, diligence of collection, and all other notices are hereby waived by Maker. No failure to demand the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right to demand or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right to demand or any other right granted hereunder or by the laws of the State of Texas; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, or partial payment before or after maturity, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

  LOANS TO BE EVIDENCED BY NOTE. This Note is to evidence loans now being made by Payee to Maker and/or additional loans to Maker which may be made from time to time by Payee in the future in accordance with any agreement relating to the financing of future operations. All such loans, to the extent not evidenced by other notes, shall be evidenced by this Note and shall be subject to its terms. The principal sum evidenced by this Note may be reduced from time to time by payments hereunder and may be increased from time to time by additional loans; provided, however, that the principal sum evidenced by this Note shall not exceed the principal sum shown above.

  SECURITY. The indebtedness evidenced by this Note and the obligations created hereby are secured by, among other things, a security interest in Maker's accounts and other property, pursuant to certain agreements, Loan Agreements, Security Agreements, assignments, and other documents (said agreements and assignments, together with all other documents evidencing or securing or in any way relating to the indebtedness evidenced hereby herein referred to collectively as the "Loan Documents"), some of which Loan Documents were or are to be filed for record on or about the date hereof in the appropriate public records.

  CONSENT TO ASSIGNMENT. Maker acknowledges that Holder may assign this Note to one of its subsidiaries or affiliates. Maker hereby authorizes and consents to each such assignment.

  SET OFF. The Maker shall have no right of set off against the Holder under this Note. The Holder, however, shall have the right, immediately and without further action by it, to apply against this Note all money owed by the Maker in any capacity to the Holder, whether or not then due.

  GOVERNING LAW. This Note is intended as a contract under and shall he construed and enforceable in accordance with the laws of the State of Georgia without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

  SAVING CLAUSE. If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, nunc pro tunc, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

  BINDING EFFECT. As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

  BUSINESS PURPOSE. The Maker acknowledges that the loan evidenced by this Note is made for a commercial purpose only and not for any personal or family use.

  HEADINGS. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret, or construe the meaning of the parties hereto.

                                        MAKER: FIRST INSTITUTIONAL
                                               MARKETING, INC.


  Signed in the presence of:            By:
                                           ---------------------------------
  --------------------------               Daniel A. Delity, President

                                  ENDORSEMENT

  Payable to the order of ______________, pursuant to the Security Agreement dated as of ______________, 1998, between the undersigned and _____________, as amended or restated and in effect from time to time.



                                        PAYEE: FIMI SECURITIES, INC.



Signed in the presence of:              By:_____________________________
                                           __________________, President


__________________________

                                  EXHIBIT "L"


                               LICENSE AGREEMENT



        This License Agreement is by and between FIRST INSTITUTIONAL MARKETING, INC., an Oklahoma corporation licensed to act as a variable contract agent in the State of Texas ("Licensee") and FIMI SECURITIES, INC., a Texas corporation ("Licensor").


                                    RECITALS

        WHEREAS, Licensor is the owner of proprietary data, which identifies, inter alia, persons and entities that have purchased certain insurance and insurance related products;

        WHEREAS, Licensee is desirous of obtaining a non-exclusive license to use said proprietary data for the purposes hereinafter set forth; and

        WHEREAS, Licensor is desirous of granting such license to Licensee, as set forth in this License Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT

                                   ARTICLE 1

                                  Definitions

        Each of the following terms shall, wherever found in this License Agreement be used and understood in accordance with the corresponding definitions below.

1.1 Book of Business shall mean proprietary data relating to purchasers of life insurance and variable contracts and similar products including the Assets as defined in Section 2.1 of that certain Agreement and Plan of Reorganization, dated of even date herewith.

1.2 Confidential Information shall mean the Book of Business and any and all information of the Licensor made available and disclosed by it, directly or indirectly, to Licensee pursuant to the provisions of this License Agreement except

        (a) information which at the time of disclosure is in the public domain;

        (b) information which after disclosure is published or otherwise becomes a part of the public domain through no fault of the recipient (but only after it is published or otherwise becomes part of the public domain);

        (c) information which the recipient can show was in its possession at the time of disclosure and was not acquired, directly or indirectly, from the other party hereto; or

        (d) information which was received by the recipient after the time of disclosure hereunder from a third party who did not acquire it, directly or indirectly, from the disclosing party under an obligation of confidence.

1.3 Effective Date shall mean the ____ day of __________, 1998, which is the day on which this License Agreement shall be effective.


                                   ARTICLE 2

                                Grant of License

2.1 Licensor hereby grants to Licensee a non-assignable, non-transferable, non-exclusive license, without the right to sublicense, to use the Book of Business solely in connection with the solicitation of insurance products subject to the terms and conditions herein.


                                   ARTICLE 3

                              Consideration-Taxes

3.1 Licensee hereby agrees to pay Licensor an amount to be determined by the parties at the end of each calendar quarter.

3.2 All sales and use taxes which may be levied by any taxing authority by reason of the execution or performance of this License Agreement or any payments hereunder shall be borne and paid by Licensee prior to determining the amounts payable to Licensor hereunder.


                                   ARTICLE 4

                                Confidentiality


4.1 Licensee acknowledges that Licensor's Book of Business constitutes valuable assets and trade secrets of Licensor and agrees to hold in confidence any Confidential Information disclosed by Licensor and not to disclose such Confidential Information to third parties unless the prior written consent of Licensor is obtained. Except as provided in Paragraph 4.2 of this Agreement, Licensee agrees not to reproduce, copy, or duplicate or allow to be reproduced, copied, or duplicated any data or information with respect to any Confidential Information; provided, however, that nothing contained herein shall in any way restrict or impair Licensee's right to use or disclose any information or data which is now, or at the time of disclosure to Licensee by Licensor, in its possession or which is now or later becomes generally available to the public through no fault of Licensee or which hereafter becomes available to Licensee from a third party rightfully in possession of same and having no direct or indirect obligation to Licensor with respect to same.

4.2 The Book of Business provided by Licensor to Licensee under this Agreement may be copies, in whole or in part, solely for Licensee's internal use for back-up and archival purposes. The original and any copies of the Book of Business, in whole or in part, shall be the property of Licensor and shall be returned to Licensor upon expiration or earlier termination of this License Agreement.

4.3 Licensee hereby acknowledges that Licensor retains the sole ownership, management, and control of the Book of Business as against Licensee, and that Licensee does not acquire any ownership rights in the Book of Business by virtue of the license herein granted.


                                   ARTICLE 5

                   Representations, Warranties and Covenants

5.1 Licensor has the right to license the Book of Business, subject to no restrictions or encumbrances of any kind. Licensor further represents and warrants that it has full and complete power and authority to enter into and carry out its obligations under this License Agreement.

5.2 Licensor may edit proprietary data in such fashion, as Licensor deems appropriate; without limitation of the foregoing, Licensor may delete names and other information pertaining to customers prior to preparation and delivery of the Book of Business to Licensee. Licensee acknowledges that the Book of Business is satisfactory to it even though it may have been edited to exclude portions of Licensor's proprietary data.

5.3 Licensee represents that it is authorized to solicit life insurance business and variable contract from the public generally and can provide services generally as a corporate life insurance agent and as a variable contract agent as that term is defined in the Texas Insurance Code. Licensee recognizes that Licensor is not performing and shall not be required to perform any services as a life insurance or variable contract agent pursuant to this License Agreement as such terms are defined in the Texas Insurance Code.

5.4 Neither Licensee, nor its employees, agents or representatives will represent that the products or services the Licensee provides have sponsorship, approval, characteristics, uses or benefits which those products and services do not have or in any other way misrepresent its products or services to Licensor or its customers. None of Licensee, its employees, agents or representatives will misrepresent Licensor or Licensor's products or services, nor will they make any comments whatsoever concerning Licensor's financial status, banking business or management to any customers, potential customers or former customers of Licensor.

5.5 Licensee shall not prepare or publish any advertising or solicitation material of any kind whatsoever containing any reference of any kind to Licensor or any person or company affiliated with Licensor, or use or refer to the name of Licensor or any affiliates of Licensor, in connection with the solicitation or sale of life insurance or annuities unless the prior written consent of Licensor is obtained.


                                   ARTICLE 6

                                Indemnification

6.1 Indemnification of the Licensor by the Licensee. The Licensee agrees to indemnify, defend and hold harmless the Licensor and its Affiliates, and any of their respective directors, officers, employees and agents against any and all losses, claims, damages, liabilities, actions, costs or expenses, joint or several (including reasonable legal fees and expenses), judgments, and fines of any nature whatsoever which any of them may suffer which arise out of, directly or indirectly, or are based upon: (i) the negligence or fraud of the Licensee, its Affiliates or any of their officers, directors, employees, or agents; (ii) a breach of this License Agreement by the Licensee; or (iii) the violation by the Licensee or any of its Affiliates of any applicable law, rule, regulation or administrative order or any statements, letters or guidelines issued by any insurance regulatory authority, including the state insurance department.

6.2 Indemnification of the Licensee by the Licensor. The Licensor agrees to indemnify, defend and hold harmless the Licensee and its Affiliates, and any of their respective directors, officers, employees and agents against any and all losses, claims, damages, liabilities, actions, costs or expenses, joint or several (including reasonable legal fees and expenses), judgments, and fines of any nature whatsoever which any of them may suffer which arise out of, directly or indirectly, or are based upon: (i) the negligence or fraud of the Licensor or its Affiliates or any of their officers, directors, employees, or agents;
(ii) a breach of this License Agreement by the Licensor; or (iii) the violation by the Licensor or any of its Affiliates of any applicable law, rule, regulation or administrative order.

6.3 Cumulative Remedies. Notification and Survival. The indemnification provided in Sections 6.1 and 6.2 above is cumulative of any other remedies or rights the indemnified parties may have and is expressly conditioned upon timely receipt by the indemnifying parties of written notice of a claim pursuant thereto within one hundred eighty (180) days following the date the indemnified parties become aware of the same.

6.4 Right to Defend. The indemnifying parties shall have the duty to defend the action, claim or proceeding alleged or brought against the indemnified parties, and subject to reasonable approval of the indemnified parties, to retain counsel of its choice. The indemnified parties shall not compromise or settle, in any manner, any dispute or claim which is the subject of a claim under Sections 6.1 and 6.2 above without the prior written approval of the indemnifying parties, which approval shall not be unreasonably withheld.

6.5 Regulatory Action. Notwithstanding the foregoing, in the event of any actions, investigations, claims or other legal action by any federal or state bank regulatory authority relating to the duties, responsibilities or actions of the parties hereto, the Licensor will bear all reasonable legal fees and expenses associated therewith. In the event of any actions, investigations, claims or other legal action by any state insurance regulatory authority, the Licensee will bear all reasonable legal fees and expenses associated therewith. Each party shall promptly notify the other of and reasonably cooperate with the other in defending such action. Any and all losses, damages, fines or judgments arising out of any such proceedings will be subject to indemnification as set forth in sections 6.1 and 6.2 above, to the extent such sections are applicable; and otherwise shall be borne by the party against whom they are assessed.


                                   ARTICLE 7

                                Default-Remedies

7.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder by Licensee.

        (a) The failure of Licensee to pay the license fees or any part thereof or any other amounts payable hereunder when due and such failure shall continue for a period of five (5) days after written notice thereof has been given by Licensor; or

        (b) The entry of a decree or order by a court having jurisdiction adjudging Licensee to be bankrupt of insolvent or approving as properly filed a petition seeking reorganization of Licensee under the Bankruptcy Code, as amended from time to time, or any other similar applicable federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Licensee or its property or for the winding up or liquidation of its affairs; or Licensee shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any such proceedings shall be instituted against Licensee and the same shall not be vacated within sixty (60) days after the same are commenced; or Licensee shall make an assignment for the benefit of Licensee's creditors or admit in writing Licensee's inability to pay the debts of Licensee generally as they may become due; or

        (c) Licensee shall fail to fulfill or perform, in whole or in part, any of its obligations under this License Agreement (other than the payment of license fees) and such failure or non-performance shall continue for a period of ten (10) days after written notice thereof has been given by Licensor; or

        (d)    Licensee shall breach any covenant contained in Article 4 hereof.

7.2 The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder by Licensor:

        (a) The entry of a decree or order by a court having jurisdiction adjudging Licensor to be bankrupt of insolvent or approving as properly filed a petition seeking reorganization of Licensor under the Bankruptcy Code, as amended from time to time, or any other similar applicable federal or state law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Licensor or its property or for the winding up or liquidation of its affairs; or Licensor shall institute proceedings to be adjudicated a voluntary bankrupt or shall consent to the filing of any such proceedings shall be instituted against Licensor and the same shall not be vacated within sixty (60) days after the same are commenced; or Licensor shall make an assignment for the benefit of Licensor's creditors or admit in writing Licensor's inability to pay the debts of Licensor generally as they may become due; or

        (b) Licensor shall fail to fulfill or perform, in whole or in part, any of its obligations under this License Agreement, and such failure or non-performance shall continue for a period of ten
               (10) days after written notice thereof has been given by Licensee;

7.3 Upon the occurrence of any Event of Default set forth in paragraph 7.1 hereof, then at any time thereafter prior to the curing thereof, Licensor may exercise any and all rights and remedies available to Licensor under this License Agreement, at law or in equity, including, without limitation, termination of this License Agreement. If Licensor elects to terminate this License Agreement, it may treat the Default as an entire breach of this License Agreement; and Licensee shall immediately become liable to Licensor for damages equal to all unpaid license fees and other amounts earned or due through such termination. Upon such termination, the provisions of Article 10 hereof shall apply. All rights and remedies of Licensor shall be cumulative and not exclusive. Licensor shall be entitled to simultaneously pursue multiple or alternative remedies, at any time to abandon pursuit of any remedy, and at any time to pursue additional remedies.

7.4 Upon the occurrence of any Event of Default set forth in paragraph 7.2 hereof, then at any time thereafter prior to the curing thereof, as its sole and exclusive remedy, Licensee may terminate this License Agreement. Upon such termination, the provisions of Article 10 hereof shall apply.

Notwithstanding any such termination, Licensee shall remain liable for any license fees and other amounts accrued through the date of termination, but Licensee shall be entitled to a return of a pro-rata portion of any prepaid license fees for the unexpired term of this License Agreement. Licensee hereby waives any claims for damages (including, without limitation, damages for lost profits, and all other incidental and consequential damages of every kind whatsoever) for Default by Licensor, Licensee's exclusive remedy in such event being termination of this License Agreement; provided, however, that Licensee shall be entitled to a return of a pro-rata portion of any prepaid license fees for the unexpired term of this License Agreement.


                                   ARTICLE 8

                                    Notices

8.1 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

If to Licensor:              FIMI SECURITIES, INC.
                             Fourteen Piedmont Center, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia   30305
                             Attn:  Harvey Sax
                             Facsimile:  (404) 237-3060

With a copy to:              SIMS MOSS KLINE & DAVIS, LLP
                             400 Northpark Town Center, Suite 310
                             1000 Abernathy Road, N.E.
                             Atlanta, Georgia   30328
                             Attn:  Raymond L. Moss, Esq.
                             Facsimile:  (770) 481-7210

If to Licensee:              FIRST INSTITUTIONAL MARKETING, INC.
                             ___________________________________
                             ___________________________________
                             Attn:  ____________________________
                             Facsimile:  _______________________

With a copy to:              ___________________________________
                             ___________________________________
                             ___________________________________
                             Attn:  ____________________________
                             Facsimile:  _______________________

        In addition, notice may be given at such other address as either party hereto may specify by notice given in accordance with this Paragraph 8.1.


                                   ARTICLE 9

                                   Assignment

9.1 This License Agreement is not assignable by Licensee.

9.2. Licensee acknowledges that Licensor may transfer or assign its interest in the Book of Business to a subsidiary or affiliate of Licensor and in such event the terms and conditions herein shall continue in full force and effect from the date of such transfer or assignment, but that all future payments to Licensor shall be made to such subsidiary or affiliate.


                                   ARTICLE 10

                         Effective Date and Termination

10.1 Effective Date and Term. This Agreement shall become fully effective as of the date first set forth above. This Agreement shall remain in full force and effect for a period of one year from the effective date, unless terminated pursuant to Sections 10.2 or 10.3 below. This Agreement shall be automatically renewed for successive periods of one year each.

10.2 Termination for Cause. This Agreement may be immediately terminated by written notice given by either the Licensee or the Licensor upon the occurrence of one of the following:

        (a) A breach by the other party of any material covenant, condition or representation of this Agreement and the failure to cure such breach, within ten (10) days for any monetary breach, and thirty
               (30) days for a non-monetary breach after receipt of written notice from the non-breaching party; or

        (b) Any final determination by any court, administrative agency or the issuance of a ruling by any governing body with jurisdiction over the Licensee, the Licensor that this Agreement is illegal as a matter of law and the parties cannot in good faith negotiate an amendment to the Agreement to bring it into compliance.

10.3 Termination without Cause. In addition to the rights set forth in Section
10.1 and 10.2 above, this Agreement may be terminated by either the Licensee or the Licensor, without regard to cause, upon ninety (90) days' prior written notice to the other party.

10.4 Events Upon Termination or Expiration. In the event of expiration or earlier termination for any reason of the license granted to Licensee by Licensor under this Agreement, Licensee shall immediately discontinue use of the Book of Business and shall immediately return to Licensor the original and all copies of the Book of Business in the possession or under the control of Licensee. Licensee's obligations under the preceding sentence of this paragraph
10.4 and under paragraph 4.1 hereof, shall survive any expiration or termination of this Agreement.


                                   ARTICLE 11

                                 Force Majeure

11.1 Neither party hereto shall be liable to the other party for failure or delay in the performance of any duties or obligations hereunder due to strikes, lockouts, acts of God, acts of war, fire, flood, explosions, embargo, litigation or labor disputes, government or any other laws and regulations, or any other cause beyond the control and without the fault of such party.


                                   ARTICLE 12

                                 Miscellaneous

12.1 Scope of Agreement. This License Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof.

12.2 Construction. The parties acknowledge that each party and its counsel have reviewed and revised this License Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this License Agreement or any amendments or exhibits hereto.

12.3 Headings. The subject headings of the paragraphs of this License Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

12.4 Counterparts. This License Agreement may be executed in one or more counterparts, and all so executed shall constitute the one agreement, binding on both parties hereto notwithstanding that both parties are not signatory to the same counterpart.

12.5 Severability. If any part or parts of this License Agreement are found to be illegal or unenforceable, the remainder shall be considered severable, shall remain in full force and effect, and shall be enforceable.

12.6 Applicable Law. This License Agreement shall be construed, interpreted and applied in accordance with the laws of the State of Georgia, and, to the extent applicable, the laws of the United States of America, without regard to principles of conflicts of laws. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

     IN WITNESS WHEREOF, the parties hereto have executed this License Agreement by their duly authorized officers or representatives, as of the date first set forth above.


                                   LICENSOR:

                                   FIMI SECURITIES, INC.




                                   By:    _____________________________



                                   LICENSEE:

                                   FIRST INSTITUTIONAL MARKETING, INC.



                                   By:    _____________________________
                                          Daniel A. Delity, President

                                 EXHIBIT "M-1"


                             STOCK OPTION AGREEMENT


        THIS AGREEMENT is effective as of ___________________, 1998, is between HOMECOM COMMUNICATIONS, INC. and its designee ("Buyer"), DANIEL A. DELITY, JAMES WM. ELLSWORTH and DAVID B. FRANK, each an individual (collectively, "Seller").


                               ARTICLE 1. OPTION

        1.1 For and in consideration of the sum of ___________ Dollars ($________.00), the receipt and sufficiency of which is hereby acknowledged, each Seller hereby grants, pursuant to Section 7.1(a)(xxvii) of the Agreement and Plan of Merger, dated as of ______________, 1998 to Buyer or its designee, the option to purchase all, and not less than all, of the outstanding shares, of any class or type, of FIRST INSTITUTIONAL MARKETING, INC. ("Corporation") a Texas corporation (collectively "Stock"), which such Seller shall own now or hereafter and in compliance with the terms of this Agreement.


                         ARTICLE 2. EXERCISE OF OPTION

        2.1 This Option may be exercised at any time by Buyer prior to its expiration against Seller. Provided, however, that this Option will be automatically exercised on the first anniversary of the date of this Agreement without any further act or deed by any party hereto; and upon such date Buyer or its designee shall become the sole shareholder of the Corporation.

        2.2 The Option shall be exercised by Buyer by written notice to each Seller of intent to exercise, and such exercise shall become effective three days after the mailing to the Seller by Certified Mail, Return Receipt Requested, or by hand delivery of said notice to the address provided herein.

        2.3 The closing of any purchase hereunder shall be within thirty (30) days of the exercise of the Option. At closing, Buyer shall present and deliver to each Seller the full purchase price of Seller's Stock in cash or cashier's check.


                       ARTICLE 3. ACCELERATION OF OPTION

        3.1 This Option shall automatically be triggered in the following events ("Triggering Event"):

        (a) the death of any Seller, but only with respect to the Stock owned by such deceased Seller;

        (b)     the disability of any Seller for consecutive period of ninety
                (90) days or more as determined by an independent physician, but only with respect to the Stock of such disabled Seller;
        (c)     180 days from the date hereof.

        3.2 This Option shall be exercised automatically upon a Triggering Event by written notice by Sellers or their heirs or legal representations of a Triggering Event which shall become effective three (3) days after the mailing to Buyer by certified mail, return receipt requested, or by hand delivery of said notice to the address provided herein.

        3.3 The closing of any purchase upon a Triggering Event shall be made within one hundred eighty (180) days of the Triggering Event. At Closing, Buyer shall present and deliver to each Seller or their heirs or legal representations the full purchase price of Seller's stock in cash or cashier's check.


                           ARTICLE 4. PURCHASE PRICE

        4.1 The purchase price of each Seller's Stock shall be Ten and No/100 Dollars ($10.00).

                               ARTICLE 5. ESCROW

        5.1 Simultaneously with the execution of this Agreement, Sellers will deliver to Buyer as Escrow Agent, all the Stock subject to this Option, duly endorsed in blank, to be held in escrow as provided herein. Upon the issuance, purchase or other acquisition of any additional Stock of the Corporation, in any form, Seller will immediately deliver same to Buyer, duly endorsed in blank, to hold in escrow as provided herein.


                    ARTICLE 6. STOCK RIGHTS AND RESTRICTIONS

        6.1 This Agreement shall not effect Seller's right to collect dividends on the Stock until the exercise of the Option hereunder at which time all such rights shall pass to Buyer by exercise of the Option.

        6.2 Each Seller has executed simultaneously herewith that certain Irrevocable Proxy, a copy of which is attached hereto as Exhibit No. 1 and incorporated herein fully by reference.

        6.3 Upon exercise of this Option, Buyer or its designee or assigns must be qualified to hold the Stock if and to the extent required by the Texas Insurance Code. If Buyer cannot legally acquire the Stock directly, then Buyer shall be obligated to appoint a designee or assignee who is able to lawfully acquire the Stock and to cause such designee or assignee to acquire the stock as provided herein.

        6.4 Buyer hereby acknowledges that immediately upon the Corporation's receipt of payment of that certain Promissory Note between Seller and consideration for the purchase of the assets of the Corporation by FIMI Securities, Inc., the full amount of such consideration shall be distributed by the Corporation to Seller.


                        ARTICLE 7. WARRANTIES OF SELLER

        7.1 Each Seller represents, warrants and covenants:

        (a) The Stock is now and will at all times during this Agreement be free of all liens and encumbrances arising from any action or inaction of such Seller. Seller is the sole owner of and has the complete and unencumbered right to sell his Stock;

        (b) The Stock of each Seller named herein collectively constitutes one hundred percent (100%) of the issued and outstanding stock of the Corporation on the date of this Agreement;

        (c) Such Seller will not encumber or grant a lien against such Seller's Stock at any time during the term of this Agreement;

        (d) He has executed that certain Irrevocable Proxy;

        (e) Buyer or its designee or assigns shall receive good and marketable title to such Seller's Stock; provided, however, that no Seller is representing or warranting that a market exists for the sale of the Stock;

        (f) If, at the time of the exercise of this Option, any of the Stock is subject to any encumbrance, Buyer shall be entitled, in addition to any other rights and remedies, to have so much of the consideration for this Option as shall be required for that purpose applied or reimbursed by Seller to discharge such encumbrance and to pay any costs or expenses in connection therewith. Seller will be entitled to receive only such balance of the consideration for this Option as shall remain after the discharge of such encumbrance.

        (g) That he will take no action to amend, modify, restate, or rescind the Company's Articles of Incorporation and By-Laws and shall operate the business consistent with past business practices.

        (h) Prior to the closing of any purchase of the Shares hereunder, Seller shall have filed an election with the Internal Revenue Service to have the corporation elect to be taxed as a "C" corporation.


                          ARTICLE 8. CONSENT OF SPOUSE

        8.1 The spouse of Seller is fully aware, fully understands and fully consents to the terms hereof and its binding effect upon any community interest she may have now or hereafter; and she further agrees, though the marital relationship may terminate for any reason, that such termination shall not have the effect of removing the Stock from the terms hereof; and she acknowledges her consent and agreement by her signature hereon.

                                ARTICLE 9. TERM

        9.1 This Option shall be for a period of one (1) year.

        9.2 Notice of termination of this Agreement shall be effective when a copy of the same shall have been delivered by Certified Mail, Return Receipt Requested, or hand delivered to any Seller.

        9.3 Notice of termination, however, shall not terminate Buyer's right or duty to exercise this option or Seller's right to compel Buyer to exercise this option prior to the actual termination date.


                           ARTICLE 10. MISCELLANEOUS

        10.1 Buyer may assign its rights, duties and benefits under this Agreement to a party of Buyer's choice, provided that Buyer shall not be released from its obligations under this Agreement in the event of default by Buyer's assignee.

        10.2 Buyer hereby acknowledges that sale of certain assets of the Corporation to FIMI.

        10.3 Each party hereto agrees to perform any further acts and execute and deliver any further documents, which may be reasonably necessary to carry out the provisions of this Agreement.

        10.4 All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) on the date delivered personally or by confirmed facsimile as set forth below; (ii) two (2) days after being sent by Express Mail or such other similar service (i.e., Federal Express) and addressed as set forth below; or (iii) four (4) days after being mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as set forth below, as follows:

        If to Seller:        __________________________
                             __________________________
                             Attn:  ___________________
                             Facsimile:  ______________

        With a copy to:      LARRY FONTANA
                             __________________________
                             __________________________
                             Attn:  ___________________
                             Facsimile:  ______________

        If to Buyer:         HOMECOM COMMUNICATIONS, INC.
                             Fourteen Piedmont Center, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia   30305
                             Attn:  Harvey Sax
                             Facsimile:  (404) 237-3060

        With a copy to:      SIMS MOSS KLINE & DAVIS, LLP
                             400 Northpark Town Center, Suite 310
                             1000 Abernathy Road, N.E.
                             Atlanta, Georgia   30328
                             Attn:  Raymond L. Moss, Esq.
                             Facsimile:  (770) 481-7210

        10.5 In the event that any of the provisions, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

        10.6 Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.

        10.7 This Agreement has been executed in and shall be governed by the laws of the State of Georgia without regard to principles of conflicts of laws and the duties and obligations of each party shall be fully performable in Houston, Harris County, Texas. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

        10.8 Subject to the restrictions against transfer or assignment as herein contained, the provisions of this Agreement shall inure to the benefit of and shall be binding on the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties hereto.

        10.9 This Agreement may only be amended by the written consent of all of the parties to this Agreement.

        10.10 This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein.

        10.11 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                            FIRST INSTITUTIONAL MARKETING, INC.



                                            By:________________________________
                                                HARVEY SAX, PRESIDENT



                                            ___________________________________
                                            DANIEL A. DELITY, INDIVIDUALLY



                                            ___________________________________
                                            JAMES WM. ELLSWORTH, INDIVIDUALLY



                                            ___________________________________
                                            DAVID FRANK, INDIVIDUALLY

                               CONSENT OF SPOUSES


_______________________________________________________ ,  spouse  of  Daniel A.
Delity, hereby consents to all terms and conditions of the above Stock Option Agreement.


                                            ___________________________________



_______________________________________________________ ,  spouse  of James
Wm. Ellsworth, hereby consents to all terms and conditions of the above Stock Option Agreement.


                                            ___________________________________

                                 EXHIBIT "M-2"

                               IRREVOCABLE PROXY



        I, James Wm. Ellsworth, being the record owner of ______________ (________) shares of the common stock of FIRST INSTITUTIONAL MARKETING, INC. ("FIMI"), do hereby appoint the President of HOMECOM COMMUNICATIONS, INC., a corporation ("HomeCom"), as my proxy to attend all meetings of the shareholders of FIMI, with full power to vote and act for me in the same manner and extent that I might were I personally present at said meetings.

        My proxy shall have the full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

        This proxy is given in connection with and as partial consideration under the Stock Option Agreement with HomeCom to purchase my shares and is IRREVOCABLE.

        Dated ________________, 1998.




                                            ___________________________________
                                            James Wm. Ellsworth

                                 EXHIBIT "M-3"

                               IRREVOCABLE PROXY



        I, Daniel A. Delity, being the record owner of ______________ (________) shares of the common stock of FIRST INSTITUTIONAL MARKETING, INC. ("FIMI"), do hereby appoint the President of HOMECOM COMMUNICATIONS, INC., a corporation ("HomeCom"), as my proxy to attend all meetings of the shareholders of FIMI, with full power to vote and act for me in the same manner and extent that I might were I personally present at said meetings.

        My proxy shall have the full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

        This proxy is given in connection with and as partial consideration under the Stock Option Agreement with HomeCom to purchase my shares and is IRREVOCABLE.

        Dated ________________, 1998.




                                            ___________________________________
                                            Daniel A. Delity

                                                                 RAYMOND L. MOSS
                                                     Direct Dial: (770) 481-7201
                                                      E-mail: rlmoss@smkdlaw.com

                                   EXHIBIT "N"



_____________________, 1998



Daniel A. Delity
_________________________
_________________________
_________________________

James Wm. Ellsworth
_________________________
_________________________
_________________________

David B. Frank
_________________________
_________________________
_________________________

     Re: Merger of FIMI Securities, Inc., and All Things Financial, Inc. (the "Targets") into Affiliates of HomeCom Communications, Inc. ("HomeCom")

Dear Messrs. Delity, Ellsworth, and Frank:

     We have acted as counsel to HomeCom, a Delaware corporation, and FIMI Securities Acquisition Corp., Inc., and ATF Acquisition Corp., Inc. ("HomeCom Subs"), each a Delaware corporation ("RPL"), in connection with the Agreement and Plan of Merger, dated as of November __________, 1998 (the "Agreement") between you, the Targets, HomeCom, and the HomeCom Subs, regarding the merger of the HomeCom Subs into the Targets (the "Merger") and certain other documents executed by the parties and their affiliates contemporaneously therewith ("Ancillary Transaction Documents"). This opinion is furnished to you pursuant to Section 7.1(b)(vii) of the Agreement. Unless otherwise defined herein, the capitalization terms used herein shall have the meanings assigned to such terms in the Agreement.

     In connection with our representation of HomeCom, the HomeCom Subs (collectively the "Corporations") we have assisted the Corporations in connection with the preparation, execution and delivery of the Agreement and the Ancillary Transaction Documents and are familiar with the certain steps taken by the Corporations in connection therewith. We participated in the preparation of the Agreement and the Ancillary Transaction Documents.

     We have made such inquiry of the officers of the Corporations and have examined such corporate and other records, documents, agreements and instruments, certificates of officers of the Corporations and of public officials and have examined such questions of law as we have deemed necessary for the purposes of this Opinion Letter. In rendering our opinions, we have relied, as to all questions of fact material to these opinions, upon certificates of public officials and officers of the Corporations. We have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, whether certified or not.

     This Opinion Letter is governed by, and shall be interpreted in accordance with the Legal Opinion Accord (the "Accord") of the ABA Section of Business law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, including the General Qualifications, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions herein is limited to the law of the State of Georgia and the general corporate law of the State of Delaware. To the extent that the Ancillary Transaction Documents are governed by laws other than the state of Georgia, we express no opinion with respect to such documents or agreements.

     In addition, in rendering our opinions, we have reviewed and are relying on the following documents:

     (A)  The Agreement;

     (B) The Ancillary Transaction Documents listed on Exhibit "A" attached hereto;

     (C) The corporate book, including each of the Corporation's articles of incorporation, bylaws, and the minutes of the board of directors and shareholders contained therein;

     (D)  A Certificate dated _________________________, 199___ from
____________________________________________ affirming certain factual matters related to each of the Corporations; and

     (E) A Certificate from the Secretary of State of Delaware, indicating that each of the Corporations is duly incorporated and validly existing as of ___________________, ________________________, ________________________, and
________________________, respectively.

     The documents identified in clauses (A) through (E) above are collectively herein referred to as the "Documents."

     In rendering these opinions, we have assumed the following to be true:

     (1) The authenticity and completeness of all Documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies;

     (2) Regarding Documents executed by parties, that such parties (if they are corporations) have the corporate power to enter into and perform all obligations under those Documents, the due authorization by all requisite corporate action of the execution, delivery, and performance of the Documents by such parties (if they are corporations);

     (3) Physical delivery of the Documents where delivery is a prerequisite to their enforceability; and

     (4)  The capacity of all natural persons.

     We also assume that the Certificates from public officials and the records upon which they are based are accurate and complete.

     Based upon and subject to the foregoing, we are of the opinion that:

1. HomeCom is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the HomeCom Subs is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

2. HomeCom and the HomeCom Subs have taken all necessary action to authorize the execution, delivery, and performance of the Documents. HomeCom and the HomeCom Subs have duly executed and delivered the Documents. HomeCom and the HomeCom Subs have the corporate power to execute, perform, and deliver the Documents.

3. The Documents are a valid and binding obligation of HomeCom and the HomeCom Subs, enforceable against HomeCom and the HomeCom Subs in accordance with its terms, except that we render no opinion as to enforceability of any provision which may be in violation of laws governing insurance laws.

4. Assuming that each of the HomeCom Subs and the Targets comply with applicable laws in the State of Delaware and Florida, then upon the filing of the Certificate of Merger with the Secretary of State of Delaware and Texas, the Merger shall become effective as of the time of delivery of the Articles of Merger to the respective Secretary's of State (or at such later time and date as said Articles shall specify, not to exceed sixty (60) days from the date of delivery of said Articles to each Secretary of State.

5. The Documents do not result in a breach of or a default under the Articles of Incorporation or By-laws of HomeCom or any of the HomeCom Subs, or any order, writ, injunction, decree or any stockholder's agreement.

6. The execution and delivery by HomeCom and each of the HomeCom Subs of, and the performance of their respective agreements in, the Documents do not violate applicable provisions of federal statutory law or regulation.

7. The Total Transaction Shares to be issued in connection with the Merger have been duly authorized, are validly issued, and are fully paid and non-assessable.

8. The Warrants have duly authorized and are validly issued and constitute a valid and binding agreement, enforceable in accordance with their terms.

     The opinions expressed in this letter are qualified to the extent that the validity, binding effect, or enforceability of the Documents may be limited or affected by the Accord and by the following:

     (1) Bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, equity of redemption, or other similar statutes, laws, rules of law, or court decisions now or hereafter in effect affecting the rights of creditors generally;

     (2) General principles of equity and public policy under applicable law, including among other things, implied obligations of materiality, reasonableness, good faith, and fair dealing, and equitable principles that may limit or prohibit the specific enforceability of some remedies, covenants, or other provisions of the Documents or that may limit or prohibit the availability of specific performance, injunctive relief, or other equitable remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

     (3) Procedural requirements to be complied with at the time of enforcement, not otherwise reflected in the Documents, that may restrict or condition rights and remedies otherwise therein stated to be available.

     This Opinion Letter is provided to you as a legal opinion and not as a guarantee of the matters discussed herein. Our opinions are limited to the matters expressly stated herein, and no other opinions may be implied or inferred.

     These opinions are rendered as of the date set forth above.

     A copy of this Opinion Letter is being delivered to the addressees hereof and their successors and assigns, and each of their respective legal counsel only in connection with the Merger ("Addressees"), and the Addressees may rely on this Opinion Letter as if it were addressed and had been delivered to him/her/it on the date hereof. Subject to the foregoing, this Opinion Letter may be relied upon by the Addressees only in connection with the Merger and may not be used or relied on by the Addressees or by any other person for any purpose whatsoever, except to the extent authorized in the Accord, without first receiving our written consent in each such instance.

     This Opinion Letter is rendered as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any changes in, or any new developments that might affect, any matters or opinions set forth herein which occur after the date of this Opinion Letter or to otherwise communicate with you with respect to the matters addressed herein.

         No opinion is given or expressed, nor should any opinion be inferred or implied as to: (i) the financial ability of HomeCom to satisfy its obligations under any Document, (ii) the truthfulness, completeness or accuracy of any reports, plans, documents, financial statements, or other mattes furnished to Seller or its agents or representatives by HomeCom or any Corporation, or by any other party acting by, for, or at the direction of HomeCom or a Corporation, and
(iii) the truthfulness, completeness, or accuracy of any representation, warranty, certification, or statement by HomeCom, the HomeCom Subs or any other party.

     The use of the words "to our knowledge" or "known to this Firm" means that during the course of our representation as described herein, no information has come to the attention of the attorneys involved in the transaction described herein that could give such attorneys actual knowledge of the existence of the documents or facts so qualified. This firm has undertaken no investigation to determine the existence of such documents or facts, and no inference as to our knowledge thereof shall be drawn from the fact or our representation of any party or otherwise.

     We have not examined, and we do not opine, as to the law of any other jurisdiction, whether applicable directly or through Georgia law. We are qualified to practice law in the States of Georgia and Delaware, and we do not purport to be experts on or express any opinion herein concerning any law other than the laws of the States of Georgia and Delaware and the federal law of the United States, and especially we express no opinion concerning the law of the State of Texas which governs the Ancillary Documents.

     Except as to opinions herein based upon certificates, which are given as of the date of such certificates, this opinion is given as of the date hereof, and we undertake no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereinafter come to our attention or any changes in laws which may hereinafter occur.

     This opinion is delivered to you for your use only and it may not be furnished, distributed, disclosed or relied upon by any other person in any other context without our prior express written consent.

                                       Very truly yours,

                                       SIMS MOSS KLINE & DAVIS LLP

                                   EXHIBIT "A"


1. Escrow and Stock Pledge Agreements between HomeCom and each of the Sellers, dated of even date herewith;

2. Promissory Notes between HomeCom and each of the Sellers, dated of even date herewith;

3. Stock Pledge Agreements between HomeCom and each of the Sellers, dated of even date herewith;

4. Employment Agreements between HomeCom and each of the Sellers, dated of even date herewith; and

5. Non-Competition Agreements between HomeCom and each of the Sellers, dated of even date herewith.

6. Loan Agreement, Security Agreement, and Note between HomeCom and Premier, dated of even date herewith.

7. Licensing, Option Agreement, and Irrevocable Proxies between HomeCom and Premier, dated of even date herewith.

8. Loan Agreement, Security Agreement, and Note between HomeCom and FIMI, dated of even date herewith.

9. Licensing, Option Agreement, and Irrevocable Proxies between HomeCom and FIMI, dated of even date herewith.

10.  Agreement and Plan of Reorganization between Premier and FIMI Securities.

11.  Agreement and Plan of Reorganization between FIMI and FIMI Securities.

                                   EXHIBIT "P"


                                   HARVEY SAX
                               3535 PIEDMONT ROAD
                             ATLANTA, GEORGIA 30305



                         ________________________, 1998



Daniel A. Delity
James Wm. Ellsworth
Davie B. Frank
5555 San Felipe, Fifth Floor
Houston, Texas  77056

     Re: Agreement and Plan of Merger, dated _________________, 1998 (the "Merger Agreement")

Dear Gentlemen:

         In connection with Section 8.6 of the Merger Agreement, this will confirm that I agree at the next annual shareholders' meeting of HomeCom Communications, Inc. ("HomeCom") to vote all shares of HomeCom owned by me in favor of electing Mr. Delity and Mr. Ellsworth, or their reasonable acceptable designees, to the Board of Directors of HomeCom.

                                  Very truly yours,



                                  Harvey Sax

                                   EXHIBIT "Q"

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION is made this __ day of _________________, 1998, between Premier Financial Services, Inc., a Texas corporation ("SELLER") and FIMI Securities, Inc., a Texas corporation ("PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, Seller is engaged in the business of marketing certain insurance and financial services products through financial institutions (the "BUSINESS").

         WHEREAS, Seller desires to sell and Purchaser desires to purchase all of the tangible and intangible assets of Seller utilized in the conduct of the Business except for certain assets, rights, interests or properties described in the Excluded Assets Schedule attached hereto (the "EXCLUDED ASSETS").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Seller and Purchaser hereby agree as follows:

1. CLOSING. The Closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at the offices of _______________ concurrent with the Closing of the acquisition by HomeCom Communications, Inc. of the stock of certain affiliates of the Seller. The time and date on which the Closing occurs hereinafter is referred to as the "CLOSING DATE."

2.       PURCHASE AND SALE.

         2.1 PURCHASE AND SALE. Subject to the terms and conditions contained herein, at the Closing, Seller shall sell, convey, transfer, assign and deliver to Purchaser and Purchaser shall purchase and accept from Seller, all of Seller's right, title and interest in and to all of the assets owned by Seller and used or held for use in the Business, except for the Excluded Assets, with such changes, deletions or additions occurring between the respective dates of the Schedules and Exhibits attached hereto and the Closing Date consistent with the terms and conditions of this Agreement (the "ASSETS"), including without limitation all right, title and interest of Seller to the following:

                  (a) all fixtures, furnishings, furniture, office equipment and supplies, vehicles, tools, machinery and equipment, and other tangible personal property owned by Seller and used or held for use in the Business (the "PERSONAL PROPERTY");

                  (b) all transferable contracts, agreements, arrangements and/or commitments relating to the Business or the Assets (the "CONTRACTS");

                  (c) all accounts receivable of any nature whatsoever, relating to the Business or the Assets, whether recorded or unrecorded (the accounts receivable to be transferred to Purchaser are hereinafter called the "ACCOUNTS RECEIVABLE");

                  (d) all customer and vendor lists relating to the Business, all files and documents (including credit information) relating to customers and vendors of the Business; and all production data, equipment maintenance data, accounting records, inventory records, sales and sales promotional data, advertising materials, cost and pricing information, business plans, reference catalogs and any other data and records used in connection with the Business;

                  (e) all transferable governmental and other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations used or held for use in the Business;

                  (f) all prepaid expenses and utility deposits relating to the Business;

                  (g) all rights of Seller pursuant to any express or implied warranties, representations or guarantees made by suppliers furnishing goods or services to Seller;

                  (h) all other assets, rights, interests and properties of Seller, used or held for use in the Business; provided, however, if such other assets, rights, interests and properties are not described in the Schedules hereto and are required to be so described, Purchaser shall have the option not to accept them;

                  (i) all cash held by Seller, including all bank accounts, certificates of deposit or other financial instruments and/or accounts

         2.3 TRANSFER OF TITLE TO THE ASSETS. Seller shall sell, assign, convey, transfer and deliver the Assets to Purchaser at the Closing by means of deeds, bills of sale, assignments, endorsements, certificates and such other instruments of transfer and conveyance as shall be necessary or appropriate to vest good and indefeasible title to the Assets in Purchaser, free and clear of any liens, charges and encumbrances.

         2.4 C REORGANIZATION. The parties intend and agree that the transactions contemplated herein will qualify as a "C Reorganization" as provided in Internal Revenue Code ("CODE") Section 368(a)(1)(C) and the Treasury Regulations and Internal Revenue Service ("IRS") rulings promulgated thereunder. This agreement contains the operative provisions of the Plan of Reorganization. Accordingly, under this Agreement, Seller will transfer substantially all of its assets to Purchaser in exchange for the Purchaser Stock, in the form of the stock of HomeCom Communications, Inc. , which will become the parent of the Purchaser on the Closing Date, as more particularly detailed under the terms of this Agreement, which will be followed by Seller's distribution of the Purchaser Stock to Seller's shareholders in a complete liquidation of Seller. In all respects, the terms and provisions of this Agreement will be interpreted in such a manner that is consistent with the requirements for qualification as a C Reorganization, to the extent that such interpretation does not change the economics, the risk of loss, or the material structure of the transactions contemplated hereby. Purchaser and Seller also agree to reasonably cooperate in amending the terms and provisions of this Agreement to the extent the same may be required to qualify the transactions contemplated herein as a C Reorganization, subject to the foregoing limitations.

3.       PAYMENT OF PURCHASE PRICE

         3.1      PURCHASE PRICE.

                  (a) The purchase price to be paid by Purchaser for the Assets (the "PURCHASE PRICE") shall be ______ shares of the stock of HomeCom Communications, Inc. as defined as Parent Common Stock in the Agreement and Plan of Merger by and among HomeCom Communications, Inc., FIMI Securities Acquisition Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David Frank dated ________, 1998 (the "PURCHASER STOCK").

                  (b) At the Closing, Purchaser shall cause HomeCom Communications, Inc. to issue the Purchaser Stock in the name of Seller's shareholders or a nominee for such shareholders as directed by Seller.


4.       MISCELLANEOUS

         4.1 HEADINGS. The headings and subheadings hereof are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

         4.2 AMENDMENT. This Agreement may be amended only in a writing signed by all parties hereto.

         4.3 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         4.4 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the state of Georgia without giving effect to the principles of conflicts of law thereof. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

         IN WITNESS WHEREOF, the duly authorized officers or representatives of the parties hereto have duly executed this Agreement on the date first written above.

SELLER:                                     PREMIER FINANCIAL SERVICES, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


PURCHASER:                                  FIMI  SECURITIES, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                   EXHIBIT "R"

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION is made this __ day of _________________, 1998, between First Institutional Marketing, Inc., an Oklahoma corporation ("SELLER") and FIMI Securities, Inc., a Texas corporation ("PURCHASER").

                              W I T N E S S E T H:

         WHEREAS, Seller is engaged in the business of marketing certain insurance and financial services products through financial institutions (the "BUSINESS").

         WHEREAS, Seller desires to sell and Purchaser desires to purchase all of the tangible and intangible assets of Seller utilized in the conduct of the Business except for certain assets, rights, interests or properties described in the Excluded Assets Schedule attached hereto (the "EXCLUDED ASSETS").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Seller and Purchaser hereby agree as follows:

1. CLOSING. The Closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at the offices of _______________ concurrent with the Closing of the acquisition by HomeCom Communications, Inc. of the stock of certain affiliates of the Seller. The time and date on which the Closing occurs hereinafter is referred to as the "CLOSING DATE."

2.   PURCHASE AND SALE.

2.1 PURCHASE AND SALE. Subject to the terms and conditions contained herein, at the Closing, Seller shall sell, convey, transfer, assign and deliver to Purchaser and Purchaser shall purchase and accept from Seller, all of Seller's right, title and interest in and to all of the assets owned by Seller and used or held for use in the Business, except for the Excluded Assets, with such changes, deletions or additions occurring between the respective dates of the Schedules and Exhibits attached hereto and the Closing Date consistent with the terms and conditions of this Agreement (the "ASSETS"), including without limitation all right, title and interest of Seller to the following:

                  (a) all fixtures, furnishings, furniture, office equipment and supplies, vehicles, tools, machinery and equipment, and other tangible personal property owned by Seller and used or held for use in the Business (the "PERSONAL PROPERTY");

                  (b) all transferable contracts, agreements, arrangements and/or commitments relating to the Business or the Assets (the "CONTRACTS");

                  (c) all accounts receivable of any nature whatsoever, relating to the Business or the Assets, whether recorded or unrecorded (the accounts receivable to be transferred to Purchaser are hereinafter called the "ACCOUNTS RECEIVABLE");

                  (d) all customer and vendor lists relating to the Business, all files and documents (including credit information) relating to customers and vendors of the Business; and all production data, equipment maintenance data, accounting records, inventory records, sales and sales promotional data, advertising materials, cost and pricing information, business plans, reference catalogs and any other data and records used in connection with the Business;

                  (e) all transferable governmental and other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations used or held for use in the Business;

                  (f) all prepaid expenses and utility deposits relating to the Business;

                  (g) all rights of Seller pursuant to any express or implied warranties, representations or guarantees made by suppliers furnishing goods or services to Seller;

                  (h) all other assets, rights, interests and properties of Seller, used or held for use in the Business; provided, however, if such other assets, rights, interests and properties are not described in the Schedules hereto and are required to be so described, Purchaser shall have the option not to accept them;

                  (i) all cash held by Seller, including all bank accounts, certificates of deposit or other financial instruments and/or accounts

         2.3 TRANSFER OF TITLE TO THE ASSETS. Seller shall sell, assign, convey, transfer and deliver the Assets to Purchaser at the Closing by means of deeds, bills of sale, assignments, endorsements, certificates and such other instruments of transfer and conveyance as shall be necessary or appropriate to vest good and indefeasible title to the Assets in Purchaser, free and clear of any liens, charges and encumbrances.

         2.4 C REORGANIZATION. The parties intend and agree that the transactions contemplated herein will qualify as a "C Reorganization" as provided in Internal Revenue Code ("CODE") Section 368(a)(1)(C) and the Treasury Regulations and Internal Revenue Service ("IRS") rulings promulgated thereunder. This agreement contains the operative provisions of the Plan of Reorganization. Accordingly, under this Agreement, Seller will transfer substantially all of its assets to Purchaser in exchange for the Purchaser Stock, in the form of the stock of HomeCom Communications, Inc. , which will become the parent of the Purchaser on the Closing Date, as more particularly detailed under the terms of this Agreement, which will be followed by Seller's distribution of the Purchaser Stock to Seller's shareholders in a complete liquidation of Seller. In all respects, the terms and provisions of this Agreement will be interpreted in such a manner that is consistent with the requirements for qualification as a C Reorganization, to the extent that such interpretation does not change the economics, the risk of loss, or the material structure of the transactions contemplated hereby. Purchaser and Seller also agree to reasonably cooperate in amending the terms and provisions of this Agreement to the extent the same may be required to qualify the transactions contemplated herein as a C Reorganization, subject to the foregoing limitations.

3.   PAYMENT OF PURCHASE PRICE

     3.1  PURCHASE PRICE.

                  (a) The purchase price to be paid by Purchaser for the Assets (the "PURCHASE PRICE") shall be ______ shares of the stock of HomeCom Communications, Inc. as defined as Parent Common Stock in the Agreement and Plan of Merger by and among HomeCom Communications, Inc., FIMI Securities Acquisition Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David Frank dated ________, 1998 (the "PURCHASER STOCK").

                  (b) At the Closing, Purchaser shall cause HomeCom Communications, Inc. to issue the Purchaser Stock in the name of Seller's shareholders or a nominee for such shareholders as directed by Seller.


     4.   MISCELLANEOUS

     4.1 HEADINGS. The headings and subheadings hereof are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

     4.2 AMENDMENT. This Agreement may be amended only in a writing signed by all parties hereto.

     4.3 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     4.4 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the state of Georgia without giving effect to the principles of conflicts of law thereof. Venue shall lie in Superior Court of Fulton County, Georgia or the United States District Court for the Northern District of Georgia, Atlanta Division. The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections which they may have as to personal jurisdiction or venue in any of the above courts.

     IN WITNESS WHEREOF, the duly authorized officers or representatives of the parties hereto have duly executed this Agreement on the date first written above.

SELLER:                                     FIRST INSTITUTIONAL MARKETING, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------




PURCHASER:                                           FIMI  SECURITIES, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------